UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number        811-21906
 Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  August 31
Date of reporting period:  September 1, 2015 - August 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
... YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:
•            Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.
•            Investor guides and fund fact sheets.
•            Regulatory documents including a prospectus and copies of shareholder reports.
Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	19

About Shareholders' Fund Expenses	41

Schedule of Investments	43

Statement of Assets and Liabilities	76

Statement of Operations	79

Statements of Changes in Net Assets	82

Financial Highlights	88

Notes to Financial Statements	99

Report of Independent Registered Public Accounting Firm	107

Supplemental Information	108

Approval of Advisory Agreements	112

Trust Information	119

About the Trust Adviser	Back Cover

(Unaudited)	August 31, 2016
DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC (the "Investment Advisor"), is pleased to present the annual shareholder report for several of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the annual fiscal period ended August 31, 2016.
The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust
 September 30, 2016

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	August 31, 2016
Slow and steady economic growth, a cautious U.S. Federal Reserve (the "Fed"), low interest rates, and improving oil market supply-demand fundamentals have created a favorable environment for markets, as of the end of August 2016. Gross domestic product (GDP) growth was soft in the second quarter (1.4 percent was the final reading, reported at the end of September), modestly up from the first quarter's 0.8 percent. But, the headline figures belie underlying strength.
Solid fundamentals in the consumer sector underpin our confidence in the near-term growth outlook, thanks to payroll and labor market gains, and household debt and debt service coverage ratios that are well below pre-crisis peaks. We expect third-quarter GDP to be significantly better than the previous two quarter prints.
Despite this relatively healthy economic backdrop, we expect the Fed to delay its next rate hike until December. September and October can be seasonally weak periods for the market in our view, and policymakers will take time to gauge the implications of Brexit, as well as watch for signs of firmer growth and inflation. Meanwhile, the European Central Bank and Bank of Japan are likely to follow the Bank of England in increasing accommodation, but skepticism abounds about the effectiveness of additional monetary easing and negative rates.
Monetary policy divergence is likely to benefit the U.S. dollar in the near term, which would pose headwinds for the recovery in crude oil prices. Our oil price model calls for a period of seasonal weakness in the second half of 2016 before prices rise to $55 by mid-2017.
As the world's major economies are mired with record low bond yields, practically non-existent inflationary pressure, and lackluster economic growth, it is increasingly difficult for policymakers to simply hope that even lower rates and more quantitative easing alone will reach the desired employment and inflation targets. The current monetary policy regime appears unable to succeed alone, and it may be time for aggressive fiscal policy to be added into the global policy mix.
The market remains awash in liquidity with global central banks at the ready to do more if necessary. The rally in risk assets is likely to continue at least through the third quarter, although not without intermittent volatility.
For the 12 months ended August 31, 2016, the Standard & Poor's 500® ("S&P 500") Index returned 12.55%. The MSCI Europe-Australasia-Far East ("EAFE") Index returned -0.12%. The return of the MSCI Emerging Markets Index was 11.83%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a 5.97% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 9.07%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.23% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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(Unaudited)	August 31, 2016
Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.
The Dow Jones Industrial Average Yield Weighted Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average by their 12-month dividend yield over the prior 12 months. Index constituents must be a part of the Dow Jones Industrial Average. Only securities with a track record of consistent dividend payments in the previous 12 months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.
The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
Industry Sectors
 Comments about industry sectors in these Fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2016
EEB Guggenheim BRIC ETF
Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the "Fund") seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the "Index").
The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 16.64%, which included an increase in market price over the period to $28.54 as of August 31, 2016, from $24.95 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 16.97%, which included an increase in NAV over the period to $28.64 as of August 31, 2016, from $24.97 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 17.83% and the MSCI Emerging Markets Index returned 11.83%.
The Fund made an annual income distribution of $0.4834 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the information technology sector contributed the most to the Fund's return, followed by the financials sector. The sectors that detracted the most from return were the industrials and the health care sectors.
Positions that contributed the most to the Fund's return included Alibaba Group Holding Ltd. ADR, which operates as a holding company that provides Internet infrastructure, e-commerce, online financial, and Internet content services through its subsidiaries; Sberbank of Russia PJSC ADR, which attracts deposits and offers commercial banking services; and preferred stock of Itau Unibanco Holding S.A. ADR, an international bank based in Brazil (11.5%, 3.0%, and 3.8%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from return included China Life Insurance Company Ltd. Class H, which provides life, accident, and health insurance, as well as reinsurance and fund investment; PetroChina Company Ltd. Class H, an oil and gas company; and Magnit PJSC GDR, a large Russian retailer (2.1%, 1.7%, and 1.4%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF
Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Index"). Effective October 24, 2016, the Fund will change its benchmark index to the Guggenheim Defensive Equity Index.
As of August 31, 2016, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
The Guggenheim Defensive Equity Index (the "New Index") is designed to provide exposure to equity securities of large capitalization U.S. issuers that Accretive Asset Management, LLC ("Accretive") has selected for inclusion in the New Index based on a rules-based screening criteria. Accretive is affiliated with the Investment Adviser and Guggenheim Funds Distributors, LLC (the "Distributor"). The companies eligible for the New Index are derived from its starting universe, the S&P 500®, which is a leading benchmark index for U.S. large capitalization stocks. Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), Accretive seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength.
Accretive selects securities for inclusion in the New Index based on: (i) Risk Characteristics – the starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock's beta (a measure of a given security's volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security's volatility during adverse market conditions), and (ii) its Rules-Based Methodology – the rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company's stock price by calculating what a company's stock price implies in terms of current revenue growth expectations and comparing those expectations to the management's past ability to deliver that revenue growth. From the eligible universe, 100 stocks with the highest probability of delivering the required revenue growth to support its current stock price are selected and given an equal weighting in the New Index while minimizing any differences in industry exposure relative to the S&P 500®. The New Index is rebalanced on a quarterly basis and changes are implemented after the close of trading on the third Friday of March, June, September and December.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 12.98%, which included an increase in market price over the period to $39.00 as of August 31, 2016, from $35.66 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 13.37%, which included an increase in NAV over the period to $39.08 as of August 31, 2016, from $35.61 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 14.05% and the S&P 500 Index returned 12.55% for the same period.
The Fund made an annual income distribution of $1.1515 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the 12-month period ended August 31, 2016, the utilities sector contributed the most to the Fund's return, followed by the financials sector. The energy sector detracted the most from return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included Newmont Mining Corp., a gold mining company; Digital Realty Trust, Inc., which is involved in datacenter acquisition, ownership, development and operation; and Telekomunikasi Indonesia Persero Tbk PT ADR, a telecommunications company (0.8%, 1.0%, and 0.9%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Santander Consumer USA Holdings, Inc., a provider of automotive loans; Sunoco Logistics Partners LP, which acquires, owns, and operates a group of refined product and crude oil pipelines and terminal facilities; and The Carlyle Group, a global alternative asset manager (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2016
DJD Guggenheim Dow Jones Industrial Average® Dividend ETF
Fund Overview
The Guggenheim Dow Jones Industrial Average® Dividend ETF, NYSE Arca ticker: DJD (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Dow Jones Industrial Average® Yield Weighted index (the "Index").
The Index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (DJIA), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements. The Index is calculated using a yield-weighted methodology that weights all securities of the DJIA® by their 12-month dividend yield. Only companies with a track record of consistent dividend payments in the previous 12-months are eligible for inclusion.
The Fund will invest at least 80% of its total assets in common stocks that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period beginning at the Fund's inception of December 16, 2015, through August 31, 2016.
On a market price basis, the Fund generated a total return of 10.15%, which included an increase in market price over the period to $27.52 on August 31, 2016, from $25.35 at inception. On an NAV basis, the Fund generated a total return of 10.27%, which included an increase in NAV over the period to $27.55 on August 31, 2016, from $25.35 at inception. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 10.56%, and the Dow Jones Industrial Average Index returned 7.05% for the abbreviated fiscal period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the abbreviated period ended August 31, 2016, were:

Date	Amount
December 31, 2015	$0.02000
March 31, 2016	$0.18160
June 30, 2016	$0.18170
Total	$0.38330
Performance Attribution
 For the abbreviated fiscal period ended August 31, 2016, the information technology sector contributed the most to return, followed by the industrials sector. No sector detracted, but the financials sector contributed least, followed by the telecommunication services sector.
Positions that contributed the most to the Fund's return included Chevron Corp., an integrated energy company with operations in countries located around the world; General Electric Co., a digital industrial company; and McDonald's Corp., a fast food restaurant chain (5.7%, 3.4%, and 3.0%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included American Express Co., a global services company and credit card issuer; Goldman Sachs Group, Inc., a multinational banking firm; and Apple, Inc., a multinational technology company (2.4%, 2.0%, and 2.3%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF
Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Index"). Effective October 24, 2016, the Fund will change its benchmark index to the Nasdaq US Insider Sentiment Index.
As of August 31, 2016, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
The Guggenheim Nasdaq US Insider Sentiment Index is designed to provide exposure to U.S. companies within the Nasdaq US Large Mid Cap Index (which consists of approximately 900 stocks) which exhibit high degrees of corporate insider buying. The universe of securities is screened by a series of three factors—increase in average shares held by corporate insiders, momentum, and volatility.
The 100 highest-ranking securities, subject to industry weight constraints, are selected for inclusion in the Index. The top ranked securities are then selected and an equal weighting methodology is applied. Rebalancing and selection take place semi-annually in April and October, using market data through the end of March and September, respectively. The Index can have no more than 20% weight in any one sector. Securities from sectors with greater than a 20% weight will be replaced by the highest ranking securities from the other sectors below the 20% maximum.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 7.33%, which included an increase in market price over the period to $50.23 as of August 31, 2016, from $47.52 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 7.51%, which included an increase in NAV over the period to $50.29 as of August 31, 2016, from $47.50 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 7.88% and the S&P 500 Index returned 12.55% for the same period.
The Fund made an annual income distribution of $0.7172 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the information technology sector contributed the most to the Fund's return, followed by the industrials sector. The health care sector detracted the most from return, followed by the energy sector.
Positions that contributed the most to the Fund's return included Weight Watchers International, Inc., a provider of weight control plans (0.7% of the Fund's long-term investments at period end); Rice Energy, Inc., an independent natural gas and oil company (not held in the portfolio at period end); and Ebix, Inc., leading international supplier of software and E-commerce services to the insurance, financial, E-governance, and healthcare industries (1.2% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Valeant Pharmaceuticals International, Inc., a developer and distributor of drugs; EV Energy Partners LP, an upstream master limited partnership that explores for oil and natural gas in the U.S.; and Platform Specialty Products Corp., which produces specialty chemical products and provides technical services (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF
Fund Overview
The Guggenheim Large Cap Optimized Diversification ETF, NYSE Arca ticker: OPD (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Wilshire Large Cap Optimized Diversification Index (the "Index"). The Index, which generally consists of 100 to 120 stocks, seeks to provide the optimal level of diversification and higher returns from specific stock selections available in the U.S. large-cap equity market than would be provided by a standard market-capitalization-weighted exposure.
Wilshire Associates, Inc. (the "Index Provider" or "Wilshire®"), using its proprietary methodology, selects a subset of stocks from the constituents of the Wilshire US Large-Cap IndexSM and weights the stocks based on their correlations, which is the relation of changes in a company's share price to changes in the share prices of other companies in the investable universe. This weighting by correlation is designed to result in the returns from each specific stock selection contributing a similar level of unique risk to the Index.
The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period beginning at the Fund's inception of April 19, 2016, through August 31, 2016.
On a market price basis, the Fund generated a total return of 3.83%, which included an increase in market price over the period to $26.06 on August 31, 2016, from $25.10 at inception. On an NAV basis, the Fund generated a total return of 4.22%, which included an increase in NAV over the period to $26.16 August 31, 2016, from $25.10 at inception. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 3.38%, and the S&P 500 Index returned 4.53% for the abbreviated fiscal period.
Performance Attribution
 For the abbreviated fiscal period ended August 31, 2016, the health care sector contributed the most to the Fund's return, followed by the consumer staples sector. The consumer discretionary sector detracted the most from the Fund's return, followed by the industrials sector.
Positions that contributed the most to the Fund's return included Medivation, Inc., a biopharmaceutical company that agreed to be purchased by Pfizer, Inc., during the period (1.3% of the Fund's long-term investments at period end); Southwestern Energy Co., an oil and natural gas company (not held in the portfolio at period end); and Newmont Mining Corp., a mining company that is one of the world's largest gold producers (1.2% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Frontier Communications Corp., which provides communications services to urban, suburban, and rural communities in 29 states (0.9% of the Fund's long-term investments at period end); GoPro, Inc., a manufacturer of action cameras and developer of mobile apps and video editing software (not held in the portfolio at period end); and Target Corp., the second-largest discount retailer in the U.S. (1.0% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF
Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").
The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships ("MLPs"), American depositary receipts ("ADRs"), and business development companies ("BDCs"). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. ("Zacks"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 9.32%, which included an increase in market price over the period to $52.94 as of August 31, 2016, from $49.09 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 9.53%, which included an increase in NAV over the period to $53.00 as of August 31, 2016, from $49.05 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 10.18%, the Russell Midcap Index returned 9.91%, the S&P MidCap 400 Index returned 12.33%, and the S&P 500 Index returned 12.55% for the same period.
The Fund made an annual income distribution of $0.6547 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the utilities sector contributed the most to the Fund's return, followed by the industrials sector. The energy sector detracted the most from the Fund's return, followed by the materials sector.
Positions that contributed the most to the Fund's return included St. Jude Medical, Inc., a leading global medical device manufacturer (not held in the portfolio at period end); Credicorp Ltd., a leading financial services holding company in Perú (1.5% of the Fund's long-term investments at period end); and Energy Transfer Partners LP, a diversified master limited partnership in the energy sector (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Western Digital Corp., a global provider of solutions for the collection, storage, management, protection and use of digital content; Plains All American Pipeline LP, which is involved in interstate and intrastate crude oil pipeline transportation and crude oil terminalling storage activities; and Mosaic Co., which produces and distributes crop nutrients to the agricultural communities located in North America and other countries (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF
Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index").
The Index is comprised of approximately 125 to 150 securities selected, based on a multi-factor proprietary model, from a universe of domestic and international companies, including U.S.-listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds, and traditional preferred stocks. The securities comprising the Index include stocks of small and medium-sized companies. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices.
The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index).
The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 4.60%, which included a decrease in market price over the period to $19.74 on August 31, 2016, from $19.89 on August 31, 2015. On an NAV basis, the Fund generated a total return of 4.49%, which included a decrease in NAV over the period to $19.75 on August 31, 2016, from $19.92 on August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 5.27%, the S&P 500 Index returned 12.55%, and the Dow Jones U.S. Select Dividend Index returned 21.73% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the 12-month period ended August 31, 2016:

Date	Amount
September 30, 2015	$0.2838
December 31, 2015	$0.2506
March 31, 2016	$0.2211
June 30, 2016	$0.2231
Total	$0.9786
Performance Attribution
For the 12-month period ended August 31, 2016, the utilities sector contributed the most to the Fund's return, followed by the consumer discretionary sector. The energy sector detracted the most from return. No other sector detracted, but the materials sector contributed least.
Positions that contributed the most to the Fund's return included Summit Midstream Partners LP, a master limited partnership focused on developing, owning, and operating midstream energy infrastructure assets (not held in the portfolio at period end); Cummins, Inc., which designs, manufactures, and distributes engines, filtration, and power generation products (1.1% of the Fund's long-term investments at period end); and Intel Corp., a multinational technology company (1.1% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included CVR Refining LP, an independent downstream energy limited partnership with refining and related logistics assets that operates in the mid-continent region; Alon USA Partners LP, an integrated downstream oil refinery company based in Texas; and American Midstream Partners LP, which was formed to own, operate, develop, and acquire a diversified portfolio of natural gas midstream energy assets (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF
Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index").
The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real estate investment trusts ("REITs"), and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of August 31, 2016, the Index consisted of approximately 160 securities. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 6.29%, which included an increase in market price over the period to $36.01 on August 31, 2016, from $34.19 on August 31, 2015. On an NAV basis, the Fund generated a total return of 6.08%, which included an increase in NAV over the period to $35.99 on August 31, 2016, from $34.24 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 6.72% and the S&P MidCap 400 Index returned 12.33% for the same period.
The Fund made an annual income distribution of $0.3014 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the financials sector contributed the most to the Fund's return, followed by the information technology sector. The industrials sector detracted the most from the Fund's return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included NVIDIA Corp., which designs graphics processing units for the gaming market, as well as system on a chip units for the mobile computing and automotive market; NeoPhotonics Corp., which designs, manufacturers, and markets standard and semicustom planar light wave circuits for metro access and other advanced optical communications platforms; and TESARO, Inc., a biotechnology company (0.6%, 0.6%, and 0.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Energy Transfer Equity LP, which owns equity interests in Energy Transfer Partners, a limited partnership involved in the natural gas midstream, transportation, and storage business; Targa Resources Corp., which owns general and limited partner interests in a limited partnership that provides midstream natural gas and natural gas liquid services; and Teekay Corp., which provides international crude oil and petroleum product transportation services to major oil companies, major oil traders, and government agencies (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF
Fund Overview
The Guggenheim S&P Spin-Off ETF, NYSE Arca ticker: CSD (the "Fund"), formerly named the Guggenheim Spin-Off ETF, was renamed and received a new benchmark index, effective as of May 20, 2016. As of that date, the Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the S&P U.S. Spin-Off Index (the "Index"), which is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion.
S&P Dow Jones Indices LLC ("S&P" or the "Index Provider") defines a spin-off company as any company resulting from one of the following events:
• Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.
• Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.
• Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.
The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole.
Prior to May 20, 2016, the Fund sought to replicate, before the Fund's fees and expenses, the performance of the Beacon Spin-Off Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 6.55%, which included an increase in market price over the period to $42.42 on August 31, 2016, from $40.85 on August 31, 2015. On an NAV basis, the Fund generated a total return of 6.42%, which included an increase in NAV over the period to $42.42 on August 31, 2016, from $40.90 on August 31, 2015. At the end of the period, the market price of the Fund's shares equaled that of the NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The Beacon Spin-Off Index returned 6.22% for the period. The return of the blended Beacon Spin-Off Index and S&P U.S. Spin-Off Index for the period was 6.56%. For comparison, the S&P 500 Index returned 12.55%, and the Russell Midcap Index returned 9.91% for the same period.
The Fund made an annual income distribution of $1.0016 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the consumer discretionary sector contributed the most to the Fund's return, followed by the utilities sector. The energy sector detracted the most from return. No other sector detracted, but the financials sector contributed least.
Positions that contributed the most to the Fund's return included Hewlett Packard Enterprise Co., a provider of information technology solutions; ONE Gas, Inc., a regulated natural gas utility; and Gaming and Leisure Properties, Inc., which owns and leases casinos and other entertainment facilities (7.4%, 1.1%, and 2.2%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Cheetah Mobile, Inc. ADR, which develops internet and mobile enhancement software and applications in China (not held in the portfolio at period end); NorthStar Asset Management Group, Inc., a global asset management firm (0.8% of the Fund's long-term investments at period end); and Mallinckrodt plc, which develops, manufactures, and markets specialty pharmaceutical products and diagnostic imaging agents (2.7% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF
Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the "Index").
The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, as of August 31, 2016, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts ("REITs") and business development companies ("BDCs"), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the "Wilshire 5000"). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.
Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 3.05%, which included an increase in market price over the period to $26.96 as of August 31, 2016, from $26.60 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 2.95%, which included an increase in NAV over the period to $26.92 as of August 31, 2016, from $26.59 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 1.57%, the S&P 500 Index returned 12.55%, and the Russell 2000 Index returned 8.59% for the same period.
The Fund made an annual income distribution of $0.4284 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
 For the 12-month period ended August 31, 2016, the financials sector contributed the most to the Fund's return, followed by the industrials sector. The health care sector detracted the most from return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included Resolute Energy Corp., an explorer and producer of oil and natural gas (0.2% of the Fund's long-term investments at period end); Stone Energy Corp., an independent oil and gas company (0.1% of the Fund's long-term investments at period end); and Insteel Industries, Inc., which manufactures and markets wire products (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Northwest Biotherapeutics, Inc., a biotechnology company that discovers, develops, and commercializes immunotherapy products (less than 0.1% of the Fund's long-term investments at period end); Catalyst Pharmaceuticals, Inc., a biopharmaceutical company (0.1% of the Fund's long-term investments at period end); and CTI BioPharma Corp., a biopharmaceutical company which provides medical research services (0.1% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2016
WREI Wilshire US REIT ETF
Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the "Index").
The Index is a rules-based Index comprised of, as of August 31, 2016, approximately 115 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated ("Wilshire"). The Index is comprised primarily of real estate investment trusts ("REITs") and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2016.
On a market price basis, the Fund generated a total return of 23.94%, which included an increase in market price over the period to $50.30 on August 31, 2016, from $42.08 on August 31, 2015. On an NAV basis, the Fund generated a total return of 23.85%, which included an increase in NAV over the period to $50.23 on August 31, 2016, from $42.06 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 24.50% and the FTSE NAREIT Equity REIT Index returned 25.37% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the 12-month period ended August 31, 2016, were:

Date	Amount
September 30, 2015	$0.4011
December 31, 2015	$0.5115
($0.3808 in ordinary income and
$0.1307 in long-term capital gain)
March 31, 2016	$0.4289
June 30, 2016	$0.3447
Total	$1.6862
Performance Attribution
The Fund's holdings are categorized in the financials sector, which had a positive return for the 12-month period ended August 31, 2016.
Positions that contributed the most to the Fund's performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers, and international properties in North America, Europe, and Asia; Prologis, Inc., an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia; and Ventas, Inc., a real estate investment trust that owns seniors housing communities, skilled nursing facilities, hospitals, and medical office buildings (9.5%, 4.0%, and 3.5%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's performance included Pebblebrook Hotel Trust, a publicly traded real estate investment trust that acquires and invests in upscale, full service hotel and resort properties located in or near urban markets in major U.S. gateway cities; RLJ Lodging Trust, a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels; and LaSalle Hotel Properties, a leading multi-operator real estate investment trust that owns 46 upscale, full-service hotels (0.3%, 0.4%, and 0.5%, respectively, of the Fund's long-term investments at period end).

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(Unaudited)	August 31, 2016
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.
Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.
Foreign Investment Risk. A Fund's investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic, or social developments could undermine the value of such Fund's investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Emerging Markets Risk. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Micro-, Small-, and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.
MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders, and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.
Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of their portfolio securities in connection with the rebalancing of their respective Index, and therefore such Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.
Replication Management Risk. The Funds are not "actively" managed. Therefore, a Fund would not necessarily sell a security because the stock's issuer was in financial trouble unless that stock is removed from such Fund's Index.
Non-Correlation Risk. A Fund's return may not match the return of such Fund's Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

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(Unaudited)	August 31, 2016
Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India, and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits, and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity, significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation, and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.
Risk of Investing in Russia. Recently, economic sanctions have been imposed by the U.S. and other countries on certain Russian citizens and institutions, and further sanctions could be imposed or removed by the U.S. or other countries on Russia at any time. Among the potential impacts of such sanctions are a decline in the price or liquidity of Russian securities, a weakening of the Russian currency or other event that could negatively affect the Russian economy. In addition, any sanctions could prevent the Fund from completing transactions in Russian securities or cause Russia to take action in response to the sanctions, which could further damage the value of Russian securities or the economic ties between Russia and other countries. Please review the Fund's Prospectus and Statement of Additional Information for other risks.
Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.
Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds' portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund's Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2016
EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$28.54
Net Asset Value	$28.64
Discount to NAV	-0.35%
Net Assets ($000)	$74,480

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim BRIC ETF
NAV	16.97%	-1.03%	-4.31%	3.87%
Market	16.64%	-1.07%	-4.34%	3.83%
The BNY Mellon BRIC
Select ADR Index/The
BNY Mellon BRIC
Select DR Index[1]	17.83%	-0.36%	-3.72%	4.51%
MSCI Emerging
Markets Index	11.83%	1.12%	-0.42%	3.84%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.70%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.64% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Communications	35.0%
Energy	19.5%
Financial	17.9%
Consumer, Non-cyclical	7.6%
Technology	7.2%
Basic Materials	7.0%
Consumer, Cyclical	2.5%
Utilities	1.8%
Industrial	0.9%
Total Long Term Investments	99.4%
Securities Lending Collateral	3.5%
Total Investments	102.9%
Other Assets & Liabilities, net	-2.9%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	11.5%
China Mobile Ltd.	7.3%
Baidu, Inc. ADR	5.1%
Itau Unibanco Holding S.A. ADR	3.8%
Infosys Ltd. ADR	3.5%
HDFC Bank Ltd. ADR	3.4%
Ambev S.A. ADR	3.0%
Sberbank of Russia PJSC ADR	3.0%
Banco Bradesco S.A. ADR	2.9%
Gazprom PJSC ADR	2.8%
Top Ten Total	46.3%
"Ten Largest Holdings" exclude any temporary cash investments.

[1]
Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 9/21/06 – 10/30/2013 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 8/31/2016.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
EEB Guggenheim BRIC ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market Capitalization index that is designed to measure equity market Performance in the global emerging markets. The referenced index is unmanaged. It is not possible to invest directly in the MSCI Emerging Markets Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$39.00
Net Asset Value	$39.08
Discount to NAV	-0.20%
Net Assets ($000)	$168,040

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/15/06)
Guggenheim Defensive Equity ETF
NAV	13.37%	9.32%	11.40%	6.93%
Market	12.98%	9.26%	11.34%	6.90%
Sabrient Defensive
Equity Index	14.05%	9.95%	12.02%	7.62%
S&P 500 Index	12.55%	12.30%	14.69%	6.69%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	24.5%
Utilities	21.0%
Consumer, Non-cyclical	14.0%
Energy	9.5%
Consumer, Cyclical	9.3%
Communications	8.9%
Industrial	6.1%
Other	6.0%
Total Long-Term Investments	99.3%
Securities Lending Collateral	2.7%
Total Investments	102.0%
Other Assets & Liabilities, net	-2.0%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Kohl's Corp.	1.2%
Banco Santander Brasil S.A. ADR	1.2%
Energy Transfer Equity, LP	1.1%
Antero Midstream Partners, LP	1.1%
Rite Aid Corp.	1.1%
ONEOK, Inc.	1.1%
WW Grainger, Inc.	1.1%
Agrium, Inc.	1.1%
Starwood Property Trust, Inc.	1.1%
Valero Energy Corp.	1.1%
Top Ten Total	11.2%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

Fund Statistics
Share Price	$27.52
Net Asset Value	$27.55
Discount to NAV	-0.11%
Net Assets ($000)	$2,755

TOTAL RETURN FOR THE PERIOD ENDED
AUGUST 31, 2016
Since
Inception
(12/16/15)
(non-annualized)
Guggenheim Dow Jones Industrial Average Dividend ETF
NAV	10.27%
Market	10.15%
Dow Jones Industrial Average® Yield Weighted Index	10.56%
Dow Jones Industrial Average Index	7.05%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.35 per share for share price returns or initial net asset value (NAV) of $25.35 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	21.5%
Industrial	19.1%
Technology	14.3%
Financial	11.5%
Communications	10.8%
Consumer, Cyclical	9.8%
Energy	9.7%
Basic Materials	2.8%
Total Investments	99.5%
Other Assets & Liabilities, net	0.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Chevron Corp.	5.7%
Caterpillar, Inc.	5.4%
Pfizer, Inc.	4.8%
Cisco Systems, Inc.	4.7%
Verizon Communications, Inc.	4.6%
International Business Machines Corp.	4.6%
Merck & Company, Inc.	4.5%
Intel Corp.	4.2%
Exxon Mobil Corp.	4.0%
Boeing Co.	4.0%
Top Ten Total	46.5%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones Industrial Average Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The referenced index is unmanaged. It is not possible to invest directly in the Dow Jones Industrial Average Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$50.23
Net Asset Value	$50.29
Discount to NAV	-0.12%
Net Assets ($000)	$77,983

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Insider Sentiment ETF
NAV	7.51%	8.22%	11.27%	8.64%
Market	7.33%	8.23%	11.25%	8.63%
Sabrient Insider
Sentiment Index	7.88%	8.80%	11.86%	9.29%
S&P 500 Index	12.55%	12.30%	14.69%	7.37%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	20.8%
Consumer, Cyclical	17.6%
Consumer, Non-cyclical	16.4%
Industrial	15.1%
Technology	10.2%
Basic Materials	7.3%
Energy	4.8%
Other	7.7%
Total Long-Term Investments	99.9%
Securities Lending Collateral	4.5%
Total Investments	104.4%
Other Assets & Liabilities, net	-4.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Vonage Holdings Corp.	1.2%
Universal Insurance Holdings, Inc.	1.2%
Ebix, Inc.	1.2%
Cliffs Natural Resources, Inc.	1.2%
Stepan Co.	1.2%
Tyson Foods, Inc. — Class A	1.2%
Trinseo S.A.	1.2%
Patrick Industries, Inc.	1.2%
Royal Gold, Inc.	1.1%
MKS Instruments, Inc.	1.1%
Top Ten Total	11.8%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Standard and Poor's 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF

Fund Statistics
Share Price	$26.06
Net Asset Value	$26.16
Discount to NAV	-0.38%
Net Assets ($000)	$2,616

TOTAL RETURN FOR THE PERIOD ENDED
AUGUST 31, 2016
Since
Inception
( 04/19/16)
(non-annualized)
Guggenheim Large Cap Optimized Diversification ETF
NAV	4.22%
Market	3.83%
Wilshire Large Cap Optimized Diversification IndexSM	3.38%
S&P 500 Index	4.53%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.10 per share for share price returns or initial net asset value (NAV) of $25.10 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.40% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	37.4%
Consumer, Cyclical	19.7%
Financial	13.0%
Communications	11.9%
Utilities	6.4%
Technology	5.7%
Energy	3.8%
Basic Materials	1.3%
Industrial	0.4%
Total Common Stocks	99.6%
Securities Lending Collateral	1.0%
Total Investments	100.6%
Other Assets & Liabilities, net	-0.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Medivation, Inc.	1.3%
Twitter, Inc.	1.2%
Urban Outfitters, Inc.	1.2%
Kohl's Corp.	1.2%
Kinder Morgan, Inc.	1.2%
Best Buy Company, Inc.	1.2%
Newmont Mining Corp.	1.1%
Foot Locker, Inc.	1.1%
Spirit Realty Capital, Inc.	1.1%
Cooper Companies, Inc.	1.1%
Top Ten Total	11.7%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$52.94
Net Asset Value	$53.00
Discount to NAV	-0.11%
Net Assets ($000)	$143,100

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(04/02/07)
Guggenheim Mid-Cap Core ETF
NAV	9.53%	10.57%	14.18%	9.04%
Market	9.32%	10.49%	14.16%	9.03%
Russell Midcap Index	9.91%	11.27%	14.29%	7.49%
S&P 500 Index	12.55%	12.30%	14.69%	6.89%
S&P MidCap 400 Index	12.33%	11.45%	14.07%	8.34%
Zacks Mid-Cap
Core Index	10.18%	11.55%	15.25%	10.21%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	36.8%
Industrial	20.4%
Consumer, Non-cyclical	10.8%
Technology	10.1%
Utilities	9.8%
Basic Materials	3.6%
Consumer, Cyclical	3.6%
Communications	2.3%
Energy	1.9%
Total Long-Term Investments	99.3%
Securities Lending Collateral	1.7%
Total Investments	101.0%
Other Assets & Liabilities, net	-1.0%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Analog Devices, Inc.	2.4%
Stanley Black & Decker, Inc.	2.3%
TD Ameritrade Holding Corp.	2.2%
Ingersoll-Rand plc	2.2%
Willis Towers Watson plc	2.2%
Northern Trust Corp.	2.1%
Republic Services, Inc. — Class A	2.0%
Hartford Financial Services Group, Inc.	2.0%
Agilent Technologies, Inc.	1.9%
CR Bard, Inc.	1.9%
Top Ten Total	21.2%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$19.74
Net Asset Value	$19.75
Discount to NAV	-0.05%
Net Assets ($000)	$427,658

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Multi-Asset Income ETF
NAV	4.49%	-0.20%	4.90%	3.33%
Market	4.60%	-0.20%	4.90%	3.32%
Zacks Multi-Asset
Income Index	5.27%	0.34%	5.62%	4.15%
S&P 500 Index	12.55%	12.30%	14.69%	7.37%
Dow Jones U.S. Select
Dividend Index	21.73%	14.07%	15.29%	7.13%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	31.8%
Energy	15.8%
Consumer, Cyclical	10.9%
Closed-End Funds	9.6%
Technology	6.1%
Industrial	5.7%
Basic Materials	5.6%
Consumer, Non-Cyclical	5.2%
Utilities	4.6%
Communications	4.2%
Total Long-Term Investments	99.5%
Securities Lending Collateral	4.9%
Total Investments	104.4%
Other Assets & Liabilities, net	-4.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
The Gap, Inc.	1.3%
Golar LNG Partners, LP	1.2%
Marathon Petroleum Corp.	1.2%
Wells Fargo & Co., 7.50%	1.2%
Huntington Bancshares, Inc., 6.25%	1.1%
Seadrill Partners LLC	1.1%
Spirit Realty Capital, Inc.	1.1%
STORE Capital Corp.	1.1%
Harley-Davidson, Inc.	1.1%
Goldman Sachs Group, Inc., 6.30%	1.1%
Top Ten Total	11.5%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stock chose for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

32 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$36.01
Net Asset Value	$35.99
Premium to NAV	0.06%
Net Assets ($000)	$180,784

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
					Since
	One	Three	Five	10	Inception
	Year	Year	Year	Year	(05/19/06)
Guggenheim Raymond James SB-1 Equity ETF
NAV	6.08%	7.93%	13.00%	7.79%	7.59%
Market	6.29%	7.93%	13.02%	8.89%	7.23%
Raymond James
SB-1 Equity
Index	6.72%	8.66%	13.76%	8.72%	8.54%
S&P MidCap 400
Index	12.33%	11.45%	14.07%	9.26%	8.86%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized.
The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	19.7%
Energy	17.2%
Consumer, Non-cyclical	16.8%
Consumer, Cyclical	14.1%
Industrial	10.6%
Technology	9.8%
Communications	8.6%
Other	3.0%
Total Long-Term Investments	99.8%
Securities Lending Collateral	4.0%
Total Investments	103.8%
Other Assets & Liabilities, net	-3.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Applied Optoelectronics, Inc.	0.8%
Best Buy Company, Inc.	0.8%
AAC Holdings, Inc.	0.7%
BofI Holding, Inc.	0.7%
Meta Financial Group, Inc.	0.7%
Toll Brothers, Inc.	0.7%
Fortress Transportation & Infrastructure Investors LLC	0.7%
SVB Financial Group	0.7%
Malibu Boats, Inc. — Class A	0.7%
ARRIS International plc	0.7%
Top Ten Total	7.2%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P MidCap 400 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced index is unmanaged. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

34 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF

Fund Statistics
Share Price	$42.42
Net Asset Value	$42.42
Premium to NAV	0.00%
Net Assets ($000)	$216,319

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/15/06)
Guggenheim S&P Spin-Off ETF
NAV	6.42%	5.30%	14.97%	6.80%
Market	6.55%	5.26%	14.98%	6.80%
Beacon Spin-Off
Index/S&P U.S.
Spin-Off Index[1]	6.56%	5.72%	15.78%	7.47%
S&P U.S. Spin-Off Index	17.76%	N/A	N/A	11.38%
Russell Midcap
Index	9.91%	11.27%	14.29%	7.59%
S&P 500 Index	12.55%	12.30%	14.69%	6.69%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	37.1%
Financial	14.9%
Industrial	13.3%
Technology	12.4%
Communications	11.8%
Consumer, Cyclical	5.0%
Basic Materials	2.3%
Energy	1.8%
Utilities	1.3%
Total Common Stocks	99.9%
Securities Lending Collateral	1.3%
Total Investments	101.2%
Other Assets & Liabilities, net	-1.2%
Net Assets	100.0%

[1]	The benchmark return reflects the blended return of the Beacon Spin-Off Index from 12/15/06 – 5/19/16 and the return of the S&P U.S. Spin-Off Index from 5/20/16 – 8/31/16.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF continued

Ten Largest Holdings
(% of Total Net Assets)
Synchrony Financial	7.6%
Kraft Heinz Co.	7.5%
Zoetis, Inc.	7.4%
Hewlett Packard Enterprise Co.	7.4%
PayPal Holdings, Inc.	7.3%
AbbVie, Inc.	7.2%
Fortive Corp.	5.2%
WhiteWave Foods Co. — Class A	3.3%
CDK Global, Inc.	3.0%
Mallinckrodt plc	2.7%
Top Ten Total	58.6%
"Ten Largest Holdings" excludes any temporary cash investments.
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

36 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$26.96
Net Asset Value	$26.92
Premium to NAV	0.15%
Net Assets ($000)	$24,248

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Wilshire Micro-Cap ETF
NAV	2.95%	7.08%	13.05%	2.65%
Market	3.05%	7.07%	13.20%	2.67%
Sabrient Stealth
Index/Wilshire
Micro-Cap
IndexSM	1.57%	6.32%	12.67%	3.03%[1]
Russell 2000
Index	8.59%	8.53%	12.85%	6.87%
S&P 500 Index	12.55%	12.30%	14.69%	7.37%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	34.5%
Consumer, Non-cyclical	25.0%
Industrial	11.5%
Consumer, Cyclical	9.9%
Technology	6.1%
Communications	5.8%
Energy	3.4%
Other	3.4%
Total Long-Term Investments	99.6%
Securities Lending Collateral	11.7%
Total Investments	111.3%
Other Assets & Liabilities, net	-11.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
NeoGenomics, Inc.	0.6%
Preferred Bank/Los Angeles CA	0.5%
Peoples Bancorp, Inc.	0.5%
Kadant, Inc.	0.5%
BioTelemetry, Inc.	0.5%
Meta Financial Group, Inc.	0.5%
Agenus, Inc.	0.5%
Easterly Government Properties, Inc.	0.5%
CU Bancorp	0.4%
Aviat Networks, Inc.	0.4%
Top Ten Total	4.9%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/16.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

38 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$50.30
Net Asset Value	$50.23
Premium to NAV	0.14%
Net Assets ($000)	$22,606

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	23.85%	16.01%	13.22%	14.58%
Market	23.94%	15.88%	13.34%	14.60%
Wilshire US
REITSM Index	24.50%	16.41%	13.62%	14.98%
FTSE NAREIT Equity
REIT Index	25.37%	15.72%	13.65%	14.75%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	99.3%
Total Common Stocks	99.3%
Securities Lending Collateral	0.1%
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Simon Property Group, Inc.	9.4%
Public Storage	4.9%
Prologis, Inc.	3.9%
Welltower, Inc.	3.9%
Ventas, Inc.	3.5%
AvalonBay Communities, Inc.	3.4%
Equity Residential	3.4%
Boston Properties, Inc.	3.0%
Vornado Realty Trust	2.8%
HCP, Inc.	2.6%
Top Ten Total	40.8%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2016
WREI Wilshire US REIT ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. The referenced index is unmanaged. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

40 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	August 31, 2016
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning February 29, 2016 and ending August 31, 2016.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio[1]	Return	February 29, 2016	August 31, 2016	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim BRIC ETF	0.64%	28.72%	$1,000.00	$1,287.20	$3.68
Guggenheim Defensive Equity ETF	0.65%	12.10%	1,000.00	1,121.05	3.47
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	14.14%	1,000.00	1,141.40	1.61
Guggenheim Insider Sentiment ETF	0.65%	14.84%	1,000.00	1,148.42	3.51
Guggenheim Large Cap Optimized Diversification ETF[4]	0.40%	4.22%	1,000.00	1,042.24	1.51
Guggenheim Mid-Cap Core ETF	0.65%	17.15%	1,000.00	1,171.51	3.55
Guggenheim Multi-Asset Income ETF	0.65%	16.35%	1,000.00	1,163.47	3.53
Guggenheim Raymond James SB-1 Equity ETF	0.75%	19.85%	1,000.00	1,198.47	4.14
Guggenheim S&P Spin-Off ETF	0.65%	19.39%	1,000.00	1,193.91	3.58
Wilshire Micro-Cap ETF	0.50%	17.20%	1,000.00	1,171.96	2.73
Wilshire US REIT ETF	0.32%	17.32%	1,000.00	1,173.22	1.75

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 41

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited) continued	August 31, 2016

					Expenses
			Beginning	Ending	Paid
Expense		Fund	account value	Account Value	During
	Ratio[1]	Return	February 29, 2016	August 31, 2016	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.92	$3.25
Guggenheim Defensive Equity ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	5.00%	1,000.00	1,023.63	1.53
Guggenheim Insider Sentiment ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Guggenheim Large Cap Optimized Diversification ETF	0.40%	5.00%	1,000.00	1,023.13	2.03
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.37	3.81
Guggenheim S&P Spin-Off ETF	0.65%	5.00%	1,000.00	1,021.87	3.30
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.62	2.54
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.53	1.63

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period February 29, 2016 to August 31, 2016.
[4]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 135/366 (to reflect the period from commencement of operations on April 19, 2016 to August 31, 2016).

42 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS	August 31, 2016
EEB Guggenheim BRIC ETF
	Shares	Value
COMMON STOCKS† – 87.4%
Communications – 34.1%
Alibaba Group Holding Ltd. ADR*	87,838	$8,536,974
China Mobile Ltd.	442,450	5,464,493
Baidu, Inc. ADR*	22,250	3,806,308
JD.com, Inc. ADR*	78,177	1,986,478
Ctrip.com International Ltd. ADR*	31,714	1,501,657
China Telecom Corporation Ltd. — Class H	1,307,203	675,783
China Unicom Hong Kong Ltd.	541,351	613,462
Vipshop Holdings Ltd. ADR*	35,770	506,503
Mobile TeleSystems PJSC ADR	48,821	396,915
TIM Participacoes S.A. ADR	16,267	209,844
YY, Inc. ADR*	3,521	181,155
Weibo Corp. ADR*,1	3,741	178,708
Mail.Ru Group Ltd. GDR*	10,484	176,131
Sistema PJSC FC GDR	17,873	151,742
SouFun Holdings Ltd. ADR*	29,842	134,289
MegaFon OAO GDR	12,144	123,262
Tuniu Corp ADR*,1	12,737	116,671
VimpelCom Ltd. ADR[1]	26,254	112,105
E-Commerce China Dangdang, Inc. — Class A ADR*	17,084	111,559
Autohome, Inc. ADR*	4,540	111,094
Bitauto Holdings Ltd. ADR*,1	4,232	106,816
58.com, Inc. ADR*,1	2,217	100,874
21Vianet Group, Inc. ADR*,1	7,899	73,224
Total Communications		25,376,047

Energy – 17.5%
Gazprom PJSC ADR	515,971	2,087,102
Lukoil PJSC ADR	42,317	1,897,917
CNOOC Ltd.	1,404,354	1,725,399
China Petroleum & Chemical Corp. — Class H	2,239,996	1,625,833
PetroChina Company Ltd. — Class H	1,876,011	1,252,810
Petroleo Brasileiro S.A. ADR*	135,812	1,241,322
Novatek OJSC GDR	6,526	703,503
Tatneft PJSC ADR	22,415	661,243
Rosneft PJSC GDR	100,865	527,020
Surgutneftegas OJSC ADR	92,468	435,894
Reliance Industries Ltd. GDR[2]	13,590	424,008
Trina Solar Ltd. ADR*,1	13,893	146,016
Yanzhou Coal Mining Company Ltd. — Class H	192,580	110,234
JA Solar Holdings Company Ltd. ADR*	14,188	105,133
JinkoSolar Holding Company Ltd. ADR*,1	4,911	90,657
Total Energy		13,034,091

Financial – 11.2%
HDFC Bank Ltd. ADR	35,012	2,508,610
Sberbank of Russia PJSC ADR	241,202	2,211,821
China Life Insurance Company Ltd. — Class H	658,933	1,574,966
ICICI Bank Ltd. ADR	129,361	992,199
VTB Bank PJSC GDR	241,123	493,097
Axis Bank Ltd. GDR	6,503	292,635
State Bank of India GDR	4,533	168,628
Banco Santander Brasil S.A. ADR[1]	19,547	136,829
Total Financial		8,378,785

Consumer, Non-cyclical – 7.3%
Ambev S.A. ADR	378,350	2,243,615
Magnit PJSC GDR	26,761	1,055,454
BRF S.A. ADR	56,343	942,618
Dr Reddy's Laboratories Ltd. ADR	8,156	371,180
X5 Retail Group N.V. GDR*	10,309	272,673
TAL Education Group ADR*,1	4,397	262,765
QIWI plc ADR	7,712	111,978
Ros Agro plc GDR	7,734	106,729
BeiGene Ltd ADR*,1	3,342	95,949
Total Consumer, Non-cyclical		5,462,961

Technology – 7.2%
Infosys Ltd. ADR	166,276	2,637,137
NetEase, Inc. ADR	6,606	1,400,274
Wipro Ltd. ADR[1]	50,826	524,524
Semiconductor Manufacturing International Corp.*	2,893,050	317,026
Momo, Inc. ADR*,1	8,494	203,941
WNS Holdings Ltd. ADR*	5,306	155,625
NQ Mobile, Inc. — Class A ADR*,1	23,490	97,014
Total Technology		5,335,541

Basic Materials – 5.4%
MMC Norilsk Nickel PJSC ADR	61,225	922,049
Ultrapar Participacoes S.A. ADR	40,156	920,375
Vale S.A. ADR[1]	141,130	743,756
Severstal PJSC GDR	17,766	209,106
Cia Siderurgica Nacional S.A. ADR*,1	70,624	185,741
Sinopec Shanghai Petrochemical Company Ltd. — Class H	355,611	183,840
Vedanta Ltd. ADR	15,846	158,460
Aluminum Corporation of China Ltd. — Class H*,1	409,640	153,679
Fibria Celulose S.A. ADR	22,344	153,280
Magnitogorsk Iron & Steel OJSC GDR	21,169	130,824
Novolipetsk Steel PJSC GDR	8,811	122,913
PhosAgro PJSC GDR	8,484	113,686
Total Basic Materials		3,997,709

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	August 31, 2016
EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† – 87.4% (continued)
Consumer, Cyclical – 2.5%
Tata Motors Ltd. ADR	18,937	$772,062
Mahindra & Mahindra Ltd. GDR	10,071	218,037
Lenta Ltd. GDR*	25,934	202,285
Qunar Cayman Islands Ltd. ADR*	6,730	200,016
China Lodging Group Ltd. ADR	3,259	145,449
500.com Ltd. ADR*,1	6,242	112,356
China Southern Airlines Company Ltd. — Class H	183,898	109,057
China Eastern Airlines Corporation Ltd. — Class H*	195,204	101,418
Total Consumer, Cyclical		1,860,680

Utilities – 1.3%
CPFL Energia S.A. ADR[1]	30,932	444,184
Cia de Saneamento Basico do Estado de Sao Paulo ADR	34,145	309,012
Huaneng Power International, Inc. — Class H	405,706	246,873
Total Utilities		1,000,069

Industrial – 0.9%
Embraer S.A. ADR	16,000	281,760
Larsen & Toubro Ltd. GDR	7,021	157,973
Guangshen Railway Company Ltd. — Class H	225,466	122,081
Globaltrans Investment plc GDR	25,353	106,483
Total Industrial		668,297
Total Common Stocks
(Cost $80,268,098)		65,114,180

PREFERRED STOCKS† – 12.0%
Financial – 6.7%
Itau Unibanco Holding S.A. ADR	251,813	2,790,088
Banco Bradesco S.A. ADR	242,450	2,162,654
Total Financial		4,952,742

Energy – 2.0%
Petroleo Brasileiro S.A. ADR*	185,816	1,467,946

Basic Materials – 1.6%
Vale S.A. ADR	188,831	840,298
Gerdau S.A. ADR	90,866	250,790
Braskem S.A. ADR[1]	8,904	131,957
Total Basic Materials		1,223,045

Communications – 0.9%
Telefonica Brasil S.A. ADR	44,640	666,922

Utilities – 0.5%
Cia Energetica de Minas Gerais ADR	74,827	199,788
Cia Paranaense de Energia ADR	13,821	140,560
Total Utilities		340,348

Consumer, Non-cyclical – 0.3%
Cia Brasileira de Distribuicao ADR	16,561	259,345
Total Preferred Stocks
(Cost $24,224,133)		8,910,348

SECURITIES LENDING COLLATERAL†,3 – 3.5%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3326%	2,643,226	$2,643,226
Total Securities Lending Collateral
(Cost $2,643,226)		2,643,226
Total Investments – 102.9%
(Cost $107,135,457)		$76,667,754
Other Assets & Liabilities, net – (2.9)%		(2,188,117)
Total Net Assets – 100.0%		$74,479,637

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $424,008 (cost $386,299), or 0.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company
See Sector Classification in Supplemental Information section.
Country Diversification
% of Long-Term
Country	Investments
China	46.7%
Brazil	22.6%
Russia	17.6%
India	12.7%
Cyprus	0.3%
Netherlands	0.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	80.7%
Hong Kong Dollar	19.3%
Total Long-Term Investments	100.0%

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
EEB Guggenheim BRIC ETF continued
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$65,114,180	$—	$—	$65,114,180
Preferred Stocks	8,910,348	—	—	8,910,348
Securities Lending
Collateral	2,643,226	—	—	2,643,226
Total	$76,667,754	$—	$—	$76,667,754
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† – 94.1%
Financial – 24.5%
Banco Santander Brasil S.A. ADR[1]	279,828	$1,958,796
Starwood Property Trust, Inc. REIT	78,600	1,799,940
Axis Capital Holdings Ltd.	30,743	1,748,355
RenaissanceRe Holdings Ltd.	14,539	1,740,318
Brixmor Property Group, Inc. REIT	60,382	1,724,510
Travelers Companies, Inc.	14,514	1,722,957
Senior Housing Properties Trust REIT	76,685	1,713,143
FNF Group	45,223	1,704,455
Welltower, Inc. REIT	21,833	1,675,683
Tanger Factory Outlet Centers, Inc. REIT	41,098	1,670,222
Annaly Capital Management, Inc. REIT	155,402	1,664,355
Crown Castle International Corp. REIT	17,536	1,661,888
Ventas, Inc. REIT	22,814	1,657,893
Sun Communities, Inc. REIT	21,666	1,657,882
UDR, Inc. REIT	45,758	1,655,524
VEREIT, Inc. REIT	157,711	1,648,080
Equity Residential REIT	25,250	1,637,968
Hospitality Properties Trust REIT	53,581	1,633,685
National Retail Properties, Inc. REIT	32,384	1,622,438
Iron Mountain, Inc. REIT	41,961	1,611,722
Digital Realty Trust, Inc. REIT	16,235	1,608,726
Macerich Co. REIT	19,339	1,583,671
WP Carey, Inc. REIT	23,730	1,581,605
Lamar Advertising Co. — Class A REIT	25,356	1,580,439
Corrections Corporation of America REIT	53,314	849,292
Total Financial		41,113,547

Utilities – 20.1%
Hawaiian Electric Industries, Inc.	55,672	1,670,718
FirstEnergy Corp.	50,993	1,669,001
Entergy Corp.	21,137	1,652,913
PG&E Corp.	26,404	1,635,464
Portland General Electric Co.	38,806	1,634,121
Southern Co.	31,833	1,633,988
CenterPoint Energy, Inc.	72,372	1,626,199
Pinnacle West Capital Corp.	21,561	1,617,937
Edison International	22,186	1,613,366
NextEra Energy, Inc.	13,308	1,609,470
Public Service Enterprise Group, Inc.	37,611	1,608,246
DTE Energy Co.	17,308	1,607,913
Xcel Energy, Inc.	38,851	1,606,877
SCANA Corp.	22,633	1,599,021
Consolidated Edison, Inc.	21,200	1,595,300
PPL Corp.	45,709	1,589,759
American Electric Power Company, Inc.	24,614	1,589,326
Duke Energy Corp.	19,852	1,581,410
Korea Electric Power Corp. ADR	61,099	1,580,020
Great Plains Energy, Inc.	57,971	1,574,492
Eversource Energy	29,040	1,567,289
Total Utilities		33,862,830

Consumer, Non-cyclical – 14.0%
Tyson Foods, Inc. — Class A	23,116	1,746,876
Procter & Gamble Co.	19,577	1,709,268
Clorox Co.	13,035	1,708,106
Philip Morris International, Inc.	16,990	1,697,812
Unilever N.V. — Class Y1	36,820	1,697,770
Sysco Corp.	32,702	1,695,926
Reynolds American, Inc.	33,972	1,683,992
Campbell Soup Co.	27,705	1,682,248
Unilever plc ADR	36,139	1,679,018
Altria Group, Inc.	25,223	1,666,988
Kroger Co.	52,087	1,666,263
Dr Pepper Snapple Group, Inc.	17,509	1,640,593
GlaxoSmithKline plc ADR	37,338	1,622,709
H&R Block, Inc.	72,649	1,573,577
Total Consumer, Non-cyclical		23,471,146

Consumer, Cyclical – 9.3%
Kohl's Corp.	44,852	1,990,533
Rite Aid Corp.*	242,305	1,824,557
WW Grainger, Inc.[1]	7,846	1,809,758
Ford Motor Co.	142,257	1,792,438
Las Vegas Sands Corp.	34,121	1,713,215
Wal-Mart Stores, Inc.	23,227	1,659,337
Gaming and Leisure Properties, Inc. REIT	47,969	1,641,019
Target Corp.	22,987	1,613,458
Regal Entertainment Group — Class A	72,930	1,559,243
Total Consumer, Cyclical		15,603,558

Communications – 8.9%
Time Warner, Inc.	22,414	1,757,482
WPP plc ADR	15,135	1,753,692
Thomson Reuters Corp.[1]	41,098	1,705,156
Vodafone Group plc ADR	55,184	1,691,390
Orange S.A. ADR[1]	111,527	1,680,711
Verizon Communications, Inc.	31,455	1,646,040
Telekomunikasi Indonesia Persero Tbk PT ADR	25,242	1,572,324
NTT DOCOMO, Inc. ADR	61,902	1,565,502
CenturyLink, Inc.	55,527	1,543,651
Total Communications		14,915,948

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† – 94.1% (continued)
Industrial – 6.1%
Bemis Company, Inc.	33,810	$1,778,406
Cummins, Inc.	14,034	1,762,811
CH Robinson Worldwide, Inc.	24,848	1,724,948
Republic Services, Inc. — Class A	33,318	1,683,225
Waste Management, Inc.	25,693	1,642,810
Lockheed Martin Corp.	6,609	1,605,789
Total Industrial		10,197,989

Energy – 5.2%
ONEOK, Inc.	38,656	1,812,580
Valero Energy Corp.	32,445	1,795,831
Total S.A. ADR	36,364	1,736,381
Chevron Corp.	17,054	1,715,291
Exxon Mobil Corp.	19,515	1,700,537
Total Energy		8,760,620

Basic Materials – 4.0%
Agrium, Inc.	18,729	1,804,726
Ultrapar Participacoes S.A. ADR	77,382	1,773,595
POSCO ADR	34,040	1,735,019
Newmont Mining Corp.	37,038	1,416,333
Total Basic Materials		6,729,673

Technology – 2.0%
Intel Corp.	49,148	1,763,922
Siliconware Precision Industries Company Ltd. ADR	227,384	1,673,546
Total Technology		3,437,468
Total Common Stocks
(Cost $145,099,691)		158,092,779

MASTER LIMITED PARTNERSHIPS† – 5.2%
Energy – 4.3%
Energy Transfer Equity, LP	106,895	1,913,420
Antero Midstream Partners, LP	67,269	1,853,934
Equities Midstream Partners, LP	21,660	1,702,693
Magellan Midstream Partners, LP	24,137	1,697,555
Total Energy		7,167,602

Utilities – 0.9%
AmeriGas Partners, LP1	34,707	1,590,622
Total Master Limited Partnerships
(Cost $8,548,033)		8,758,224

SECURITIES LENDING COLLATERAL†,2 – 2.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3358%	4,468,935	$4,468,935
Total Securities Lending Collateral
(Cost $4,468,935)		4,468,935
Total Investments – 102.0%
(Cost $158,116,659)		$171,319,938
Other Assets & Liabilities, net – (2.0)%		(3,279,529)
Total Net Assets – 100.0%		$168,040,409

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
 See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	81.6%
United Kingdom	3.0%
Brazil	2.2%
Canada	2.1%
Bermuda	2.1%
France	2.1%
Republic of Korea	2.0%
Other	4.9%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF continued
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$158,092,779	$—	$—	$158,092,779
Master Limited
Partnerships	8,758,224	—	—	8,758,224
Securities Lending
Collateral	4,468,935	—	—	4,468,935
Total	$171,319,938	$—	$—	$171,319,938
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
 Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2016:

Beginning Balance	$14,143
Realized Gain/Loss	(65,401)
Change in Unrealized Gain/Loss	51,258
Sales	—
Ending Balance	$—

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

	Shares	Value
COMMON STOCKS† – 99.5%
Consumer, Non-cyclical – 21.5%
Pfizer, Inc.	3,815	$132,762
Merck & Company, Inc.	1,982	124,450
Procter & Gamble Co.	1,162	101,454
Johnson & Johnson	762	90,937
Coca-Cola Co.	2,066	89,726
UnitedHealth Group, Inc.	386	52,515
Total Consumer, Non-cyclical		591,844

Industrial – 19.1%
Caterpillar, Inc.	1,798	147,346
Boeing Co.	849	109,903
General Electric Co.	2,994	93,533
3M Co.	503	90,158
United Technologies Corp.	788	83,867
Total Industrial		524,807

Technology – 14.3%
International Business Machines Corp.	802	127,422
Intel Corp.	3,184	114,274
Microsoft Corp.	1,534	88,144
Apple, Inc.	605	64,190
Total Technology		394,030

Financial – 11.5%
JPMorgan Chase & Co.	1,515	102,262
Travelers Companies, Inc.	574	68,140
American Express Co.	1,006	65,973
Goldman Sachs Group, Inc.	324	54,905
Visa, Inc. — Class A	311	25,160
Total Financial		316,440

Communications – 10.8%
Cisco Systems, Inc.	4,102	128,967
Verizon Communications, Inc.	2,440	127,685
Walt Disney Co.	437	41,279
Total Communications		297,931

Consumer, Cyclical – 9.8%
Wal-Mart Stores, Inc.	1,291	92,229
McDonald's Corp.	719	83,159
Home Depot, Inc.	498	66,792
NIKE, Inc. — Class B	498	28,705
Total Consumer, Cyclical		270,885

Energy – 9.7%
Chevron Corp.	1,560	156,905
Exxon Mobil Corp.	1,275	111,103
Total Energy		268,008

Basic Materials – 2.8%
EI du Pont de Nemours & Co.	1,121	78,022
Total Common Stocks
(Cost $2,594,432)		2,741,967
Total Investments – 99.5%
(Cost $2,594,432)		$2,741,967
Other Assets & Liabilities, net – 0.5%		12,719
Total Net Assets – 100.0%		$2,754,686

†	Value determined based on Level 1 inputs — See Note 4.
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$2,741,967	$—	$—	$2,741,967
Total	$2,741,967	$—	$—	$2,741,967
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† – 97.0%
Financial – 20.8%
Universal Insurance Holdings, Inc.	38,912	$964,240
Flagstar Bancorp, Inc.*	30,876	866,998
Pinnacle Financial Partners, Inc.	15,227	863,219
Beneficial Bancorp, Inc.	55,176	832,054
Brixmor Property Group, Inc. REIT	28,997	828,154
Ambac Financial Group, Inc.*	45,534	825,987
MB Financial, Inc.	21,045	824,543
FS Investment Corp.[1]	83,532	824,461
Zions Bancorporation	26,528	811,492
Invesco Mortgage Capital, Inc. REIT	51,457	809,933
Welltower, Inc. REIT	10,540	808,945
Aflac, Inc.	10,875	806,708
Fifth Third Bancorp	39,945	805,291
Ryman Hospitality Properties, Inc. REIT	14,871	802,439
Education Realty Trust, Inc. REIT	17,652	799,812
JPMorgan Chase & Co.	11,630	785,025
Great Western Bancorp, Inc.	22,380	766,291
WP Carey, Inc. REIT	11,442	762,609
Huntington Bancshares, Inc.	72,520	725,925
Endurance Specialty Holdings Ltd.	10,934	720,004
Total Financial		16,234,130

Consumer, Cyclical – 16.6%
American Eagle Outfitters, Inc.	46,927	870,027
Jack in the Box, Inc.	8,734	868,683
Tower International, Inc.	35,097	852,857
KB Home[1]	53,357	837,705
Genuine Parts Co.	7,818	803,847
Wyndham Worldwide Corp.	11,140	788,601
Starbucks Corp.	13,766	774,061
Target Corp.	10,951	768,650
Home Depot, Inc.	5,706	765,289
Wendy's Co.	74,508	759,237
Ollie's Bargain Outlet Holdings, Inc.*	29,457	748,797
Texas Roadhouse, Inc. — Class A	16,529	731,739
Hanesbrands, Inc.	27,467	728,974
Wesco Aircraft Holdings, Inc.*	52,905	726,915
Penn National Gaming, Inc.*	48,659	689,985
Delta Air Lines, Inc.	18,085	664,624
Conn's, Inc.*,1	88,342	599,842
Total Consumer, Cyclical		12,979,833

Consumer, Non-cyclical – 16.4%
Tyson Foods, Inc. — Class A	11,894	898,830
Mallinckrodt plc*	11,548	860,787
Edwards Lifesciences Corp.*	7,403	852,530
WellCare Health Plans, Inc.*	7,304	823,161
B&G Foods, Inc.	17,002	807,255
Horizon Pharma plc*	42,211	793,567
Altria Group, Inc.	11,514	760,960
Archer-Daniels-Midland Co.	17,242	754,510
Global Payments, Inc.	9,883	750,614
Cardinal Health, Inc.	9,421	750,571
CONMED Corp.	17,974	733,339
HCA Holdings, Inc.*	9,622	726,942
Mylan N.V.*	16,889	715,418
VWR Corp.*	25,348	707,463
Total System Services, Inc.	14,061	692,504
Enanta Pharmaceuticals, Inc.*	29,574	650,332
Weight Watchers International, Inc.*,1	49,688	522,221
Total Consumer, Non-cyclical		12,801,004

Industrial – 15.1%
Trinseo S.A.	15,523	898,161
Patrick Industries, Inc.*	14,008	896,932
Advanced Energy Industries, Inc.*	19,690	865,376
KLX, Inc.*	22,830	852,472
Cognex Corp.	16,993	845,572
TransDigm Group, Inc.*	2,842	810,510
Allegion plc	11,074	788,690
Brady Corp. — Class A	23,289	779,949
Boeing Co.	5,903	764,143
Sealed Air Corp.	16,180	762,563
Continental Building Products, Inc.*	33,397	741,747
Dycom Industries, Inc.*	8,960	726,835
Graco, Inc.	9,274	683,216
Actuant Corp. — Class A	27,885	664,500
Comfort Systems USA, Inc.	23,346	662,793
Total Industrial		11,743,459

Technology – 10.2%
Ebix, Inc.	16,291	928,587
MKS Instruments, Inc.	18,085	881,463
QUALCOMM, Inc.	13,684	863,050
Envestnet, Inc.*	20,928	826,865
SS&C Technologies Holdings, Inc.	24,658	812,481
CDK Global, Inc.	13,435	778,961
Cadence Design Systems, Inc.*	30,438	774,343
Citrix Systems, Inc.*	8,815	768,668
DST Systems, Inc.	6,234	757,493
VeriFone Systems, Inc.*	27,701	550,142
Total Technology		7,942,053

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† – 97.0% (continued)
Basic Materials – 7.3%
Cliffs Natural Resources, Inc.*	161,674	$921,542
Stepan Co.	12,830	901,436
Royal Gold, Inc.	12,213	895,457
RPM International, Inc.	14,872	810,970
Innophos Holdings, Inc.	19,145	808,302
LyondellBasell Industries N.V. — Class A	9,425	743,538
Ryerson Holding Corp.*	52,245	631,642
Total Basic Materials		5,712,887

Communications – 4.1%
Vonage Holdings Corp.*	166,324	966,342
Stamps.com, Inc.*,1	8,323	805,001
West Corp.	33,712	789,872
Time, Inc.	45,315	638,942
Total Communications		3,200,157

Utilities – 3.6%
IDACORP, Inc.	10,127	770,360
California Water Service Group	25,083	764,781
NorthWestern Corp.	12,669	732,522
NRG Energy, Inc.	43,230	523,515
Total Utilities		2,791,178

Energy – 2.9%
Murphy USA, Inc.*	10,799	789,623
Laredo Petroleum, Inc.*	60,579	743,910
Tesoro Corp.	9,393	708,420
Total Energy		2,241,953
Total Common Stocks
(Cost $69,337,367)		75,646,654

MASTER LIMITED PARTNERSHIPS† – 2.9%
Energy – 1.9%
Tallgrass Energy Partners, LP1	16,806	774,420
NuStar Energy, LP	14,685	704,880
Total Energy		1,479,300

Consumer, Cyclical – 1.0%
Cedar Fair, LP	12,814	745,775
Total Master Limited Partnerships
(Cost $2,256,174)		2,225,075

SECURITIES LENDING COLLATERAL†,2 – 4.5%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3357%	3,528,803	3,528,803
Total Securities Lending Collateral
(Cost $3,528,803)		3,528,803
Total Investments – 104.4%
(Cost $75,122,344)		$81,400,532
Other Assets & Liabilities, net – (4.4)%		(3,417,669)
Total Net Assets – 100.0%		$77,982,863

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	92.9%
Ireland	3.1%
Netherlands	1.9%
Luxembourg	1.2%
Bermuda	0.9%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$75,646,654	$—	$—	$75,646,654
Master Limited
Partnerships	2,225,075	—	—	2,225,075
Securities Lending
Collateral	3,528,803	—	—	3,528,803
Total	$81,400,532	$—	$—	$81,400,532
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF

	Shares	Value
COMMON STOCKS† – 99.6%
Consumer, Non-cyclical – 37.4%
Medivation, Inc.*	419	$33,755
Cooper Companies, Inc.	156	29,003
Quintiles Transnational Holdings, Inc.*	373	28,833
Teleflex, Inc.	157	28,745
General Mills, Inc.	404	28,611
Kellogg Co.	341	28,034
JM Smucker Co.	196	27,791
Intuitive Surgical, Inc.*	40	27,457
Sysco Corp.	527	27,330
Procter & Gamble Co.	313	27,328
Kraft Heinz Co.	305	27,294
Zoetis, Inc.	534	27,287
Hershey Co.	273	27,270
PepsiCo, Inc.	250	26,687
Verisk Analytics, Inc. — Class A*	319	26,493
Altria Group, Inc.	398	26,304
Humana, Inc.	147	26,270
Mead Johnson Nutrition Co. — Class A	308	26,202
United Therapeutics Corp.*	213	26,046
Monster Beverage Corp.*	169	26,007
Dr Pepper Snapple Group, Inc.	277	25,955
Coty, Inc. — Class A1	962	25,926
ConAgra Foods, Inc.	554	25,822
Clorox Co.	197	25,815
Vertex Pharmaceuticals, Inc.*	272	25,707
Church & Dwight Company, Inc.	257	25,551
Campbell Soup Co.	418	25,381
Vantiv, Inc. — Class A*	471	25,312
Reynolds American, Inc.	510	25,281
Blue Buffalo Pet Products, Inc.*	980	25,264
Premier, Inc. — Class A*	797	25,225
Allergan plc*	107	25,096
Pilgrim's Pride Corp.	1,019	23,518
Envision Healthcare Holdings, Inc.*	1,021	21,911
Herbalife Ltd.*	210	12,757
AmerisourceBergen Corp. — Class A	139	12,089
Pinnacle Foods, Inc.	229	11,599
Kimberly-Clark Corp.	62	7,940
Coca-Cola Co.	176	7,644
Ionis Pharmaceuticals, Inc.*	246	7,294
Endo International plc*	337	6,976
Edwards Lifesciences Corp.*	36	4,146
Regeneron Pharmaceuticals, Inc.*	10	3,925
Total Consumer, Non-cyclical		978,881

Consumer, Cyclical – 19.7%
Urban Outfitters, Inc.*	888	31,835
Kohl's Corp.	703	31,199
Best Buy Company, Inc.	787	30,284
Foot Locker, Inc.	453	29,735
Ulta Salon Cosmetics & Fragrance, Inc.*	109	26,946
Walgreens Boots Alliance, Inc.	327	26,392
Target Corp.	368	25,830
Wal-Mart Stores, Inc.	358	25,576
Allison Transmission Holdings, Inc.	902	25,021
Rite Aid Corp.*	3,290	24,774
GameStop Corp. — Class A	871	24,728
AutoZone, Inc.*	33	24,479
McDonald's Corp.	208	24,057
Carter's, Inc.	252	24,013
Sally Beauty Holdings, Inc.*	882	24,008
Tesla Motors, Inc.*,1	113	23,957
Lions Gate Entertainment Corp.	1,136	23,811
Chipotle Mexican Grill, Inc. — Class A*	57	23,583
Dollar Tree, Inc.*	280	23,156
Dollar General Corp.	282	20,702
Total Consumer, Cyclical		514,086

Financial – 13.0%
Spirit Realty Capital, Inc. REIT	2,213	29,322
Omega Healthcare Investors, Inc. REIT	794	28,743
Taubman Centers, Inc. REIT	369	28,660
VEREIT, Inc. REIT	2,642	27,609
Ares Capital Corp.	1,707	27,585
CBOE Holdings, Inc.	398	27,339
American Campus Communities, Inc. REIT	539	27,009
Apartment Investment & Management Co. — Class A REIT	594	26,837
American Capital Agency Corp. REIT	1,341	25,895
American Capital Ltd.*	1,530	25,842
Annaly Capital Management, Inc. REIT	2,394	25,640
Extra Space Storage, Inc. REIT	196	15,788
Lamar Advertising Co. — Class A REIT	214	13,339
RenaissanceRe Holdings Ltd.	50	5,985
Iron Mountain, Inc. REIT	76	2,919
Total Financial		338,512

Communications – 11.9%
Twitter, Inc.*	1,664	31,965
Sprint Corp.*	4,467	27,606
Facebook, Inc. — Class A*	213	26,864
AT&T, Inc.	647	26,449
Liberty Ventures*	679	26,169

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF continued

	Shares	Value
COMMON STOCKS† – 99.6% (continued)
Communications – 11.9% (continued)
Verizon Communications, Inc.	498	$26,060
CenturyLink, Inc.	934	25,965
Palo Alto Networks, Inc.*	194	25,835
Thomson Reuters Corp.	602	24,977
Netflix, Inc.*	247	24,070
TripAdvisor, Inc.*	374	22,814
Frontier Communications Corp.	4,900	22,540
Total Communications		311,314

Utilities – 6.4%
Southern Co.	512	26,281
Consolidated Edison, Inc.	346	26,036
Duke Energy Corp.	324	25,810
ITC Holdings Corp.	569	25,730
Exelon Corp.	739	25,126
PPL Corp.	657	22,850
Edison International	191	13,889
PG&E Corp.	13	805
Total Utilities		166,527

Technology – 5.7%
IMS Health Holdings, Inc.*	970	28,925
Apple, Inc.	254	26,949
CSRA, Inc.	1,023	25,974
athenahealth, Inc.*	200	24,486
Genpact Ltd.*	890	21,057
Fortinet, Inc.*	533	19,263
CommerceHub, Inc. — Class C *	135	1,989
CommerceHub, Inc. — Class A *	67	991
Total Technology		149,634

Energy – 3.8%
Kinder Morgan, Inc.	1,401	30,612
Tesoro Corp.	324	24,436
Range Resources Corp.	595	22,949
Antero Resources Corp.*	873	22,314
Total Energy		100,311

Basic Materials – 1.3%
Newmont Mining Corp.	782	29,904
CF Industries Holdings, Inc.	156	4,056
Total Basic Materials		33,960

Industrial – 0.4%
Kirby Corp.*	163	8,492
Keysight Technologies, Inc.*	74	2,252
Total Industrial		10,744
Total Common Stocks
(Cost $2,560,138)		2,603,969

SECURITIES LENDING COLLATERAL†,2 – 1.0%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3609%	26,936	$26,936
Total Securities Lending Collateral
(Cost $26,936)		26,936
Total Investments – 100.6%
(Cost $2,587,074)		$2,630,905
Other Assets & Liabilities, net – (0.6)%		(14,966)
Total Net Assets – 100.0%		$2,615,939

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.
Country Diversification
% of Common
Country	Stocks
United States	95.4%
Canada	1.9%
Ireland	1.2%
Bermuda	1.0%
Cayman Islands	0.5%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$2,603,969	$—	$—	$2,603,969
Securities Lending
Collateral	26,936	—	—	26,936
Total	$2,630,905	$—	$—	$2,630,905
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† – 95.0%
Financial – 35.3%
TD Ameritrade Holding Corp.	97,784	$3,213,671
Willis Towers Watson plc	25,515	3,164,115
Northern Trust Corp.	42,410	2,993,721
Hartford Financial Services Group, Inc.	69,856	2,868,986
Principal Financial Group, Inc.	54,891	2,693,502
Invesco Ltd.	85,647	2,671,330
Citizens Financial Group, Inc.	101,301	2,509,226
Lincoln National Corp.	47,444	2,278,735
Credicorp Ltd.	13,723	2,150,120
Arch Capital Group Ltd.*	20,895	1,691,241
Duke Realty Corp. REIT	56,822	1,597,835
CNA Financial Corp.	47,444	1,580,360
VEREIT, Inc. REIT	149,710	1,564,469
Brixmor Property Group, Inc. REIT	48,478	1,384,532
DDR Corp. REIT	60,339	1,141,010
Grupo Financiero Santander Mexico SAB de CV ADR	119,092	1,139,710
American Financial Group, Inc.	14,895	1,119,359
American Campus Communities, Inc. REIT	21,033	1,053,964
Equity LifeStyle Properties, Inc. REIT	13,585	1,053,245
Liberty Property Trust REIT	24,963	1,029,224
East West Bancorp, Inc.	26,963	1,001,406
Jones Lang LaSalle, Inc.	8,413	982,218
Douglas Emmett, Inc. REIT	24,480	919,469
Axis Capital Holdings Ltd.	15,930	905,939
Brown & Brown, Inc.	24,136	904,376
Senior Housing Properties Trust REIT	37,790	844,229
Erie Indemnity Co. — Class A	7,792	795,018
Endurance Specialty Holdings Ltd.	11,585	762,872
Taubman Centers, Inc. REIT	9,792	760,545
Healthcare Trust of America, Inc. — Class A REIT	21,722	732,900
Validus Holdings Ltd.	13,930	707,505
Paramount Group, Inc. REIT	36,824	662,832
CoreLogic, Inc.*	15,447	633,636
Post Properties, Inc. REIT	8,758	580,480
Two Harbors Investment Corp. REIT	58,132	517,375
Total Financial		50,609,155

Industrial – 20.4%
Stanley Black & Decker, Inc.	27,032	3,345,210
Ingersoll-Rand plc	46,961	3,192,879
Republic Services, Inc. — Class A	57,167	2,888,077
Agilent Technologies, Inc.	58,546	2,750,491
Textron, Inc.	49,582	2,025,425
AMETEK, Inc.	40,755	1,986,806
L-3 Communications Holdings, Inc.	13,033	1,939,571
Xylem, Inc.	31,721	1,613,330
Crown Holdings, Inc.*	25,239	1,368,711
Trimble Navigation Ltd.*	46,203	1,265,962
Sensata Technologies Holding N.V.*	32,066	1,221,073
Hubbell, Inc.	9,447	1,023,205
Keysight Technologies, Inc.*	29,997	912,809
AptarGroup, Inc.	10,896	849,670
Orbital ATK, Inc.	10,137	764,634
BWX Technologies, Inc.	18,136	703,858
Crane Co.	10,344	665,326
ITT, Inc.	17,240	623,743
Total Industrial		29,140,780

Consumer, Non-cyclical – 10.8%
CR Bard, Inc.	12,275	2,710,811
DaVita, Inc.*	35,238	2,277,432
Universal Health Services, Inc. — Class B	16,688	2,011,405
Aramark	42,617	1,616,463
Total System Services, Inc.	32,273	1,589,445
Bunge Ltd.	24,825	1,586,318
TransUnion*	32,273	1,064,686
VCA, Inc.*	13,999	991,269
Robert Half International, Inc.	24,480	938,318
Hill-Rom Holdings, Inc.	11,447	678,922
Total Consumer, Non-cyclical		15,465,069

Technology – 10.1%
Analog Devices, Inc.	54,891	3,433,980
First Data Corp. — Class A*	180,742	2,515,929
Maxim Integrated Products, Inc.	51,581	2,100,378
Xerox Corp.	182,742	1,800,009
Amdocs Ltd.	25,515	1,533,962
Genpact Ltd.*	37,169	879,419
CSRA, Inc.	29,652	752,864
DST Systems, Inc.	5,862	712,292
Syntel, Inc.*	14,826	684,516
Total Technology		14,413,349

Utilities – 9.3%
DTE Energy Co.	28,756	2,671,432
FirstEnergy Corp.	69,993	2,290,871
Entergy Corp.	29,101	2,275,698
Avangrid, Inc.	49,582	2,062,611
Alliant Energy Corp.	36,341	1,379,141
Atmos Energy Corp.	16,550	1,219,735
MDU Resources Group, Inc.	32,273	760,675
Vectren Corp.	13,378	654,318
Total Utilities		13,314,481

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† – 95.0% (continued)
Basic Materials – 3.6%
Celanese Corp. — Class A	27,308	$1,759,455
RPM International, Inc.	23,929	1,304,849
Israel Chemicals Ltd.[1]	221,841	949,479
Tahoe Resources, Inc.	45,306	590,790
Cabot Corp.	11,240	560,426
Total Basic Materials		5,164,999

Consumer, Cyclical – 3.2%
Watsco, Inc.	5,930	876,810
Scotts Miracle-Gro Co. — Class A	10,275	850,770
Allison Transmission Holdings, Inc.	29,514	818,718
International Game Technology plc	35,238	804,484
Columbia Sportswear Co.	12,206	685,611
Choice Hotels International, Inc.	9,861	478,160
Total Consumer, Cyclical		4,514,553

Communications – 2.3%
Juniper Networks, Inc.	68,683	1,585,203
CommScope Holding Company, Inc.*	35,514	1,050,149
EchoStar Corp. — Class A*	16,205	628,106
Total Communications		3,263,458
Total Common Stocks
(Cost $126,008,118)		135,885,844

MASTER LIMITED PARTNERSHIPS† – 4.3%
Energy – 1.9%
Spectra Energy Partners, LP	48,478	2,212,050
TC PipeLines, LP1	10,964	575,720
Total Energy		2,787,770

Financial – 1.5%
Icahn Enterprises, LP1	23,239	1,210,288
Lazard Ltd. — Class A	26,549	983,109
Total Financial		2,193,397

Utilities – 0.5%
AmeriGas Partners, LP1	15,171	695,287

Consumer, Cyclical – 0.4%
Cedar Fair, LP	9,309	541,784
Total Master Limited Partnerships
(Cost $6,239,599)		6,218,238

SECURITIES LENDING COLLATERAL†,2 – 1.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3279%	2,446,021	2,446,021
Total Securities Lending Collateral
(Cost $2,446,021)		2,446,021
Total Investments – 101.0%
(Cost $134,693,738)		$144,550,103
Other Assets & Liabilities, net – (1.0)%		(1,449,643)
Total Net Assets – 100.0%		$143,100,460

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	82.4%
Bermuda	8.7%
Ireland	4.4%
Guernsey	1.1%
Netherlands	0.9%
Mexico	0.8%
Israel	0.7%
United Kingdom	0.6%
Canada	0.4%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$135,885,844	$—	$—	$135,885,844
Master Limited
Partnerships	6,218,238	—	—	6,218,238
Securities Lending
Collateral	2,446,021	—	—	2,446,021
Total	$144,550,103	$—	$—	$144,550,103
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 70.6%
Financial – 22.2%
Spirit Realty Capital, Inc. REIT	360,657	$4,778,705
STORE Capital Corp. REIT	161,100	4,773,392
Ventas, Inc. REIT	61,793	4,490,497
Banco Santander Brasil S.A. ADR[1]	632,530	4,427,711
BB&T Corp.	112,154	4,317,929
Iron Mountain, Inc. REIT	111,600	4,286,556
Prudential Financial, Inc.	51,188	4,063,303
MetLife, Inc.	89,099	3,866,896
DuPont Fabros Technology, Inc. REIT	79,415	3,367,196
Senior Housing Properties Trust REIT	148,058	3,307,616
Physicians Realty Trust REIT	153,720	3,291,145
Principal Financial Group, Inc.	61,235	3,004,801
Navient Corp.	204,003	2,933,563
Bank of Nova Scotia	54,751	2,913,848
Bank of Montreal	41,971	2,782,677
Royal Bank of Canada	44,661	2,774,341
Toronto-Dominion Bank	61,680	2,750,928
UBS Group AG	176,470	2,549,992
EPR Properties REIT	31,724	2,484,624
Waddell & Reed Financial, Inc. — Class A	128,150	2,383,590
Communications Sales & Leasing, Inc. REIT	74,709	2,330,921
Medical Properties Trust, Inc. REIT	152,210	2,324,247
Bancolombia S.A. ADR	52,159	2,048,284
Gramercy Property Trust REIT	209,567	2,028,608
Banco Santander S.A. ADR	400,330	1,793,478
National Health Investors, Inc. REIT	20,123	1,615,474
Horace Mann Educators Corp.	40,561	1,482,505
Maiden Holdings Ltd.	106,728	1,473,914
Old National Bancorp	103,084	1,459,669
Government Properties Income Trust REIT	61,935	1,443,086
NorthStar Asset Management Group, Inc.	111,084	1,380,774
Boston Private Financial Holdings, Inc.	106,892	1,376,769
HCI Group, Inc.	42,728	1,358,323
Manulife Financial Corp.	91,010	1,242,287
Sun Life Financial, Inc.[1]	38,718	1,220,779
Select Income REIT	28,486	777,383
Total Financial		94,905,811

Consumer, Cyclical – 10.9%
The Gap, Inc.[1]	223,144	5,549,592
Harley-Davidson, Inc.	90,186	4,752,802
L Brands, Inc.	61,666	4,699,566
Macy's, Inc.	128,232	4,639,434
Gaming and Leisure Properties, Inc. REIT	124,626	4,263,455
General Motors Co.	128,877	4,113,754
Ford Motor Co.	301,704	3,801,470
Kohl's Corp.	75,769	3,362,628
Best Buy Company, Inc.	84,793	3,262,835
GNC Holdings, Inc. — Class A	106,558	2,240,915
Outerwall, Inc.	33,849	1,758,794
Interval Leisure Group, Inc.	97,192	1,691,141
Buckle, Inc.[1]	56,724	1,461,777
Pier 1 Imports, Inc.	236,467	1,090,113
Total Consumer, Cyclical		46,688,276

Energy – 8.3%
Marathon Petroleum Corp.	114,323	4,859,872
Valero Energy Corp.	74,683	4,133,704
Phillips 66	50,903	3,993,340
Transocean Ltd.[1]	403,466	3,913,620
China Petroleum & Chemical Corp. ADR[1]	49,281	3,517,184
Royal Dutch Shell plc — Class A ADR	70,306	3,437,963
Western Refining, Inc.[1]	122,437	3,080,515
HollyFrontier Corp.	99,684	2,579,822
Total S.A. ADR	52,298	2,497,230
Statoil ASA ADR	138,904	2,173,848
EnLink Midstream LLC[1]	86,331	1,437,411
Total Energy		35,624,509

Technology – 6.1%
Intel Corp.	129,948	4,663,833
QUALCOMM, Inc.	72,867	4,595,722
Western Digital Corp.	92,392	4,311,935
International Business Machines Corp.	26,891	4,272,442
Advanced Semiconductor Engineering, Inc. ADR	560,553	3,396,951
Xerox Corp.	285,647	2,813,623
Canon, Inc. ADR	75,201	2,153,005
Total Technology		26,207,511

Consumer, Non-cyclical – 5.2%
AbbVie, Inc.	66,629	4,270,919
Pfizer, Inc.	118,751	4,132,535
Western Union Co.	140,171	3,016,480
GlaxoSmithKline plc ADR	66,112	2,873,228
AstraZeneca plc ADR[1]	86,829	2,848,859
Cal-Maine Foods, Inc.[1]	60,393	2,774,454
Kindred Healthcare, Inc.	111,998	1,236,458
PDL BioPharma, Inc.	408,312	1,188,188
Total Consumer, Non-cyclical		22,341,121

Basic Materials – 5.1%
Braskem S.A. ADR	272,276	4,035,130
LyondellBasell Industries N.V. — Class A	49,317	3,890,617
Huntsman Corp.	179,379	3,101,463
Agrium, Inc.	30,007	2,891,475

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 70.6% (continued)
Basic Materials – 5.1% (continued)
Ternium S.A. ADR[1]	139,576	$2,791,520
CF Industries Holdings, Inc.	92,118	2,395,068
A. Schulman, Inc.	52,761	1,345,406
Compass Minerals International, Inc.	17,303	1,289,593
Total Basic Materials		21,740,272

Utilities – 4.6%
Public Service Enterprise Group, Inc.	93,151	3,983,136
AES Corp.	247,893	2,992,068
Alliant Energy Corp.	74,649	2,832,930
SCANA Corp.	39,691	2,804,169
Xcel Energy, Inc.	67,360	2,786,010
Eversource Energy	50,078	2,702,710
NorthWestern Corp.	23,978	1,386,408
Total Utilities		19,487,431

Communications – 4.2%
Cisco Systems, Inc.	141,044	4,434,423
Viacom, Inc. — Class B	97,145	3,918,830
Mobile TeleSystems PJSC ADR	449,502	3,654,451
Chunghwa Telecom Company Ltd. ADR	55,024	1,972,610
West Corp.	64,806	1,518,405
Meredith Corp.	27,544	1,460,934
Gannett Company, Inc.	85,895	1,024,727
Total Communications		17,984,380

Industrial – 4.0%
Cummins, Inc.	36,045	4,527,612
Boeing Co.	31,655	4,097,740
WestRock Co.	69,022	3,306,154
American Railcar Industries, Inc.	33,218	1,377,218
Frontline Ltd.[1]	173,431	1,326,748
GATX Corp.	29,501	1,293,619
Teekay Tankers Ltd. — Class A	397,568	1,037,652
Total Industrial		16,966,743
Total Common Stocks
(Cost $293,098,610)		301,946,054

CLOSED-END FUNDS† – 9.6%
NexPoint Credit Strategies Fund[1]	208,850	4,636,469
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[1]	575,251	4,573,245
Wells Fargo Global Dividend Opportunity Fund	709,252	4,191,679
John Hancock Preferred Income Fund	153,783	3,480,109
AllianzGI Convertible & Income Fund	361,310	2,402,712
Wells Fargo Income Opportunities Fund	277,435	2,338,777
PIMCO Income Opportunity Fund[1]	88,452	2,106,042
Prudential Global Short Duration High Yield Fund, Inc.	122,915	1,905,183
Western Asset Global High Income Fund, Inc.	166,706	1,728,741
Prudential Short Duration High Yield Fund, Inc.	99,870	1,610,903
PIMCO Dynamic Credit and Mortgage Income Fund[1]	77,143	1,552,889
John Hancock Preferred Income Fund III[1]	76,653	1,543,025
AllianzGI Convertible & Income Fund II	258,118	1,489,341
AllianceBernstein Global High Income Fund, Inc.[1]	111,081	1,428,502
First Trust Intermediate Duration Preferred & Income Fund[1]	55,788	1,309,902
Western Asset High Income Fund II, Inc.	166,642	1,209,821
Brookfield Total Return Fund, Inc.[1]	41,480	948,233
Babson Capital Global Short Duration High Yield Fund[1]	50,245	943,099
PIMCO Income Strategy Fund II	91,154	866,875
John Hancock Preferred Income Fund II	33,106	755,479
Total Closed-End Funds
(Cost $42,330,565)		41,021,026

MASTER LIMITED PARTNERSHIPS† – 9.2%
Energy – 7.5%
Seadrill Partners LLC[1]	1,390,341	4,782,773
Williams Partners, LP	116,469	4,437,468
Crestwood Equity Partners, LP	211,107	4,391,026
NuStar Energy, LP	62,539	3,001,872
DCP Midstream Partners, LP1	89,886	2,945,565
Enable Midstream Partners, LP	205,182	2,895,118
ONEOK Partners, LP	69,691	2,700,527
Sunoco Logistics Partners, LP	81,269	2,405,562
TC PipeLines, LP	41,442	2,176,119
Western Gas Partners, LP	40,548	2,040,375
Total Energy		31,776,405

Industrial – 1.7%
Golar LNG Partners, LP	268,701	5,218,173
Teekay Offshore Partners, LP1	386,034	2,130,908
Total Industrial		7,349,081
Total Master Limited Partnerships
(Cost $41,009,488)		39,125,486

PREFERRED STOCKS† – 7.6%
Financial – 7.6%
Citigroup, Inc.
6.30%[2]	169,037	4,607,949
6.88%[2,3]	84,929	2,513,049
JPMorgan Chase & Co.
6.15%[2]	92,911	2,576,422
6.13%[2]	83,024	2,303,916
Huntington Bancshares, Inc. 6.25%[1,2]	172,177	4,783,077
Goldman Sachs Group, Inc. 6.30%[2]	170,996	4,746,850
Charles Schwab Corp. 5.95%[2]	172,706	4,732,144
Bank of America Corp. 6.20%[2]	140,693	3,815,594
Wells Fargo & Co. 5.85%[2,3]	80,436	2,250,599
Total Financial		32,329,600
Total Preferred Stocks
(Cost $30,739,336)		32,329,600
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 2.5%
Financial – 2.0%
Wells Fargo & Co. 7.50%[2]	3,591	$4,856,828
Bank of America Corp. 7.25%[2]	2,894	3,591,425
Total Financial		8,448,253

Basic Materials – 0.5%
Alcoa, Inc. 5.38% due 10/01/17	68,165	2,348,284
Total Convertible Preferred Stocks
(Cost $9,728,634)		10,796,537

SECURITIES LENDING COLLATERAL†,4 – 4.9%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3357%	21,166,755	21,166,755
Total Securities Lending Collateral
(Cost $21,166,755)		21,166,755
Total Investments – 104.4%
(Cost $438,073,388)		$446,385,458
Other Assets & Liabilities, net – (4.4)%		(18,727,554)
Total Net Assets – 100.0%		$427,657,904

†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Perpetual maturity.
3	Variable rate security. Rate indicated is rate effective at August 31, 2016.
4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section

Country Diversification
% of Long-Term
Country	Investments
United States	79.7%
Canada	3.9%
Marshall Islands	3.1%
United Kingdom	2.1%
Brazil	2.0%
Switzerland	1.5%
Taiwan, Province of China	1.3%
Other	6.4%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$301,946,054	$—	$—	$301,946,054
Closed-End Funds	41,021,026	—	—	41,021,026
Master Limited
Partnerships	39,125,486	—	—	39,125,486
Preferred Stocks	32,329,600	—	—	32,329,600
Convertible
Preferred Stocks	10,796,537	—	—	10,796,537
Securities Lending
Collateral	21,166,755	—	—	21,166,755
Total	$446,385,458	$—	$—	$446,385,458
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† – 92.9%
Financial – 19.1%
BofI Holding, Inc.*,1	59,452	$1,278,218
Meta Financial Group, Inc.	20,672	1,272,362
SVB Financial Group*	11,142	1,237,431
Zions Bancorporation	40,129	1,227,546
Signature Bank*	10,001	1,220,222
Renasant Corp.	34,373	1,218,522
Regions Financial Corp.	121,550	1,211,853
IBERIABANK Corp.	17,564	1,207,876
Northern Trust Corp.	17,108	1,207,654
Apartment Investment & Management Co. — Class A REIT	26,655	1,204,273
Wintrust Financial Corp.	21,648	1,203,196
Heartland Financial USA, Inc.	33,122	1,202,990
BGC Partners, Inc. — Class A	137,010	1,201,578
Bank of the Ozarks, Inc.	30,578	1,198,046
Argo Group International Holdings Ltd.	21,103	1,197,384
Chemical Financial Corp.	25,840	1,194,583
Fidus Investment Corp.	73,848	1,192,645
Talmer Bancorp, Inc. — Class A	51,185	1,190,563
Retail Opportunity Investments Corp. REIT	53,178	1,186,401
Willis Towers Watson plc	9,550	1,184,296
Union Bankshares Corp.	42,466	1,181,829
Equinix, Inc. REIT	3,200	1,179,680
Allstate Corp.	17,049	1,175,699
CyrusOne, Inc. REIT	23,032	1,170,947
American Homes 4 Rent — Class A REIT	53,469	1,169,367
American Tower Corp. — Class A REIT	10,244	1,161,465
ConnectOne Bancorp, Inc.	64,380	1,145,320
Bancorp, Inc.*	181,136	1,121,232
Alcentra Capital Corp.[1]	40,067	504,043
Paragon Commercial Corp.*,1	7,497	278,514
MidSouth Bancorp, Inc.	16,159	163,691
Total Financial		34,489,426

Consumer, Non-cyclical – 16.1%
AAC Holdings, Inc.*	65,928	1,289,552
TG Therapeutics, Inc.*,1	190,923	1,212,361
Capital Senior Living Corp.*	70,309	1,208,612
Merit Medical Systems, Inc.*	49,335	1,195,881
Surgery Partners, Inc.*	62,027	1,194,640
Becton Dickinson and Co.	6,731	1,192,800
Amsurg Corp. — Class A*	18,364	1,192,191
HCA Holdings, Inc.*	15,700	1,186,135
Quintiles Transnational Holdings, Inc.*	15,330	1,185,009
Teleflex, Inc.	6,436	1,178,367
ICU Medical, Inc.*	9,386	1,171,091
Carriage Services, Inc. — Class A	49,753	1,166,210
Boston Scientific Corp.*	48,680	1,159,558
Service Corporation International	43,698	1,155,375
Biogen, Inc.*	3,706	1,132,664
Aaron's, Inc.	46,484	1,132,350
UnitedHealth Group, Inc.	8,264	1,124,317
Amphastar Pharmaceuticals, Inc.*	58,679	1,114,901
Rent-A-Center, Inc.	89,975	1,099,495
Celgene Corp.*	10,282	1,097,501
Teligent, Inc.*	146,589	1,087,690
Alexion Pharmaceuticals, Inc.*	8,601	1,082,522
InVivo Therapeutics Holdings Corp.*	151,117	1,063,864
ANI Pharmaceuticals, Inc.*	17,414	1,040,312
TESARO, Inc.*,1	11,849	1,003,492
Dipexium Pharmaceuticals, Inc.*	28,724	364,795
Total Consumer, Non-cyclical		29,031,685

Energy – 13.9%
Kosmos Energy Ltd.*	195,696	1,215,272
Unit Corp.*	69,437	1,186,679
Parsley Energy, Inc. — Class A*	34,852	1,179,739
Continental Resources, Inc.*,1	24,544	1,177,130
Nabors Industries Ltd.	118,246	1,175,366
RSP Permian, Inc.*	30,084	1,174,780
Pioneer Natural Resources Co.	6,474	1,159,170
Spectra Energy Corp.	32,516	1,158,220
Dawson Geophysical Co.*	158,244	1,140,939
Concho Resources, Inc.*	8,812	1,138,510
Newfield Exploration Co.*	26,070	1,130,395
RPC, Inc.*,1	73,709	1,129,959
Oasis Petroleum, Inc.*	118,964	1,127,779
Marathon Oil Corp.	75,075	1,127,627
Synergy Resources Corp.*	171,163	1,121,118
Halliburton Co.	26,046	1,120,238
Weatherford International plc*	204,560	1,118,943
Baker Hughes, Inc.	22,667	1,113,630
QEP Resources, Inc.	58,013	1,108,048
Patterson-UTI Energy, Inc.	56,805	1,107,129
Newpark Resources, Inc.*	156,348	1,103,817
Superior Energy Services, Inc.	65,560	1,103,375
Total Energy		25,117,863

Consumer, Cyclical – 13.6%
Best Buy Company, Inc.	35,798	1,377,507
Toll Brothers, Inc.*	40,034	1,244,657
Malibu Boats, Inc. — Class A*	90,321	1,236,493
Bed Bath & Beyond, Inc.	26,104	1,210,442
Carrols Restaurant Group, Inc.*	89,495	1,204,603

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 92.9% (continued)
Consumer, Cyclical – 13.6% (continued)
MCBC Holdings, Inc.	100,701	$1,202,370
MarineMax, Inc.*	59,937	1,188,551
Mohawk Industries, Inc.*	5,583	1,187,951
Spirit Airlines, Inc.*	29,502	1,179,785
Pier 1 Imports, Inc.[1]	254,150	1,171,632
Red Robin Gourmet Burgers, Inc.*	23,177	1,164,876
Harman International Industries, Inc.	13,742	1,163,810
Beacon Roofing Supply, Inc.*	25,133	1,155,615
Wal-Mart Stores, Inc.	16,151	1,153,828
Tractor Supply Co.	13,701	1,150,199
O'Reilly Automotive, Inc.*	4,098	1,147,235
Haverty Furniture Companies, Inc.	56,999	1,139,980
Select Comfort Corp.*	43,232	1,134,840
AutoZone, Inc.*	1,485	1,101,573
La-Z-Boy, Inc.	38,983	1,039,677
Dollar General Corp.	12,932	949,338
Total Consumer, Cyclical		24,504,962

Industrial – 9.9%
Applied Optoelectronics, Inc.*,1	86,083	1,450,499
Flextronics International Ltd.*	91,590	1,212,652
PGT, Inc.*	101,660	1,210,771
Saia, Inc.*	39,113	1,190,209
Jabil Circuit, Inc.	56,100	1,188,759
SBA Communications Corp. — Class A*	10,347	1,181,110
Roper Technologies, Inc.	6,652	1,181,063
Covanta Holding Corp.	79,229	1,179,720
Union Pacific Corp.	12,317	1,176,642
Swift Transportation Co. — Class A*	62,456	1,162,306
Genesee & Wyoming, Inc. — Class A*	17,036	1,158,278
Republic Services, Inc. — Class A	22,893	1,156,554
Casella Waste Systems, Inc. — Class A*	126,801	1,152,621
Kansas City Southern	11,859	1,147,002
Waste Connections, Inc.	14,996	1,146,144
Total Industrial		17,894,330

Technology – 9.8%
BroadSoft, Inc.*	26,869	1,228,182
salesforce.com, Inc.*	15,200	1,207,184
Synchronoss Technologies, Inc.*	28,878	1,205,657
VeriFone Systems, Inc.*	60,618	1,203,873
ServiceNow, Inc.*	16,448	1,195,276
Envestnet, Inc.*	30,184	1,192,570
Xilinx, Inc.	21,881	1,186,169
Cavium, Inc.*	21,283	1,185,037
Benefitfocus, Inc.*,1	29,317	1,184,114
Instructure, Inc.*	49,439	1,183,075
Silver Spring Networks, Inc.*	86,336	1,178,486
Microsoft Corp.	20,360	1,169,886
Microsemi Corp.*	29,057	1,161,118
NVIDIA Corp.	18,781	1,152,027
Applied Micro Circuits Corp.*	163,534	1,141,467
Total Technology		17,774,121

Communications – 8.6%
ARRIS International plc*	43,796	1,229,354
Charter Communications, Inc. — Class A*	4,647	1,195,255
Alibaba Group Holding Ltd. ADR*	12,276	1,193,104
WebMD Health Corp. — Class A*	22,667	1,168,937
Zayo Group Holdings, Inc.*	40,225	1,166,927
United States Cellular Corp.*	31,295	1,164,800
Telephone & Data Systems, Inc.	41,388	1,153,484
Comcast Corp. — Class A	17,672	1,153,275
Iridium Communications, Inc.*,1	137,652	1,146,641
ORBCOMM, Inc.*	114,778	1,142,041
Palo Alto Networks, Inc.*	8,537	1,136,872
NeoPhotonics Corp.*	75,412	1,125,901
RingCentral, Inc. — Class A*	51,274	1,125,464
KVH Industries, Inc.*	50,363	433,122
Total Communications		15,535,177

Utilities – 1.3%
EnerNOC, Inc.*,1	208,556	1,190,855
8Point3 Energy Partners, LP	74,081	1,152,700
Total Utilities		2,343,555

Basic Materials – 0.6%
Praxair, Inc.	9,591	1,170,486
Total Common Stocks
(Cost $147,557,779)		167,861,605

MASTER LIMITED PARTNERSHIPS† – 6.9%
Energy – 3.3%
Tesoro Logistics, LP	25,465	1,221,302
Antero Midstream Partners, LP	44,108	1,215,617
Western Refining Logistics, LP1	49,606	1,184,591
Magellan Midstream Partners, LP	16,805	1,181,896
Enterprise Products Partners, LP	44,142	1,165,349
Total Energy		5,968,755

Industrial – 0.7%
Fortress Transportation & Infrastructure Investors LLC	102,548	1,237,754

Basic Materials – 0.7%
Hi-Crush Partners, LP*	88,953	1,223,993

Consumer, Non-cyclical – 0.7%
StoneMor Partners, LP1	47,886	1,182,784

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 6.9% (continued)
Financial – 0.6%
Lazard Ltd. — Class A	31,794	$1,177,332

Consumer, Cyclical – 0.5%
Green Plains Partners, LP	51,095	941,170

Diversified – 0.4%
Landmark Infrastructure Partners, LP	38,942	708,744
Total Master Limited Partnerships
(Cost $11,728,221)		12,440,532

SECURITIES LENDING COLLATERAL†,2 – 4.0%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3357%	7,293,453	7,293,453
Total Securities Lending Collateral
(Cost $7,293,453)		7,293,453
Total Investments – 103.8%
(Cost $166,579,453)		$187,595,590
Other Assets & Liabilities, net – (3.8)%		(6,811,315)
Total Net Assets – 100.0%		$180,784,275

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.
Country Diversification
% of Long-Term
Country	Investments
United States	93.4%
Bermuda	2.6%
Ireland	1.3%
United Kingdom	0.7%
Singapore	0.7%
Cayman Islands	0.7%
Canada	0.6%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$167,861,605	$—	$—	$167,861,605
Master Limited
Partnerships	12,440,532	—	—	12,440,532
Securities Lending
Collateral	7,293,453	—	—	7,293,453
Total	$187,595,590	$—	$—	$187,595,590
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF

	Shares	Value
COMMON STOCKS† – 99.9%
Consumer, Non-cyclical – 37.1%
Kraft Heinz Co.	182,140	$16,299,709
Zoetis, Inc.	313,823	16,036,355
PayPal Holdings, Inc.*	423,591	15,736,406
AbbVie, Inc.	242,782	15,562,326
WhiteWave Foods Co. — Class A*	126,877	7,032,792
Mallinckrodt plc*	78,403	5,844,160
Hertz Global Holdings, Inc.*	53,569	2,638,809
Halyard Health, Inc.*	33,469	1,219,945
Total Consumer, Non-cyclical		80,370,502

Financial – 14.9%
Synchrony Financial	589,326	16,400,943
Navient Corp.	237,029	3,408,477
Communications Sales & Leasing, Inc. REIT	97,863	3,053,326
Urban Edge Properties REIT	66,282	1,899,642
Washington Prime Group, Inc. REIT	132,896	1,825,991
Care Capital Properties, Inc. REIT	60,200	1,805,398
NorthStar Asset Management Group, Inc.	135,583	1,685,297
Colony Starwood Homes REIT[1]	26,929	834,799
New Senior Investment Group, Inc. REIT	58,888	729,622
FNFV Group*	49,279	635,206
Total Financial		32,278,701

Industrial – 13.3%
Fortive Corp.	214,846	11,315,938
Allegion plc	68,655	4,889,609
Keysight Technologies, Inc.*	122,079	3,714,864
Energizer Holdings, Inc.	44,343	2,191,431
Manitowoc Foodservice, Inc.*	98,261	1,584,950
KLX, Inc.*	37,799	1,411,415
TopBuild Corp.*	27,582	941,098
Knowles Corp.*,1	63,530	883,067
SPX FLOW, Inc.*	29,897	879,271
Babcock & Wilcox Enterprises, Inc.*,1	36,342	594,192
TimkenSteel Corp.*	27,273	268,639
Total Industrial		28,674,474

Technology – 12.4%
Hewlett Packard Enterprise Co.	745,205	16,007,003
CDK Global, Inc.	111,398	6,458,856
CSRA, Inc.	98,374	2,497,716
Science Applications International Corp.	29,505	1,882,714
Total Technology		26,846,289

Communications – 11.8%
Liberty SiriusXM Group — Class C*	138,864	4,614,451
News Corp. — Class A	272,928	3,837,368
Liberty Broadband Corp. — Class C*	47,148	3,231,053
Zillow Group, Inc. — Class C*,1	75,095	2,541,966
Liberty Global plc LiLAC — Class C*	81,995	2,341,777
Liberty SiriusXM Group — Class A*	69,632	2,333,368
Cable One, Inc.	3,128	1,692,623
Liberty Broadband Corp. — Class A*	17,844	1,203,578
Time, Inc.	72,983	1,029,060
Gannett Company, Inc.	83,568	996,966
Liberty Media Group LLC — Class C*	34,717	738,083
Liberty Braves Group — Class C*	23,667	389,559
Liberty Media Group LLC — Class A*,1	17,388	372,103
Liberty Braves Group — Class A*	6,963	117,048
Total Communications		25,439,003

Consumer, Cyclical – 5.0%
Gaming and Leisure Properties, Inc. REIT	136,220	4,660,086
Madison Square Garden Co. — Class A*	14,411	2,603,347
CST Brands, Inc.	54,281	2,595,175
Liberty TripAdvisor Holdings, Inc. — Class A*	48,504	1,009,368
Total Consumer, Cyclical		10,867,976

Basic Materials – 2.3%
Chemours Co.	130,141	1,716,560
GCP Applied Technologies, Inc.*	50,698	1,483,423
Ingevity Corp.*	30,193	1,339,965
Rayonier Advanced Materials, Inc.	31,039	381,780
Total Basic Materials		4,921,728

Energy – 1.8%
Murphy USA, Inc.*	26,559	1,941,994
NOW, Inc.*	77,040	1,590,106
California Resources Corp.*,1	29,474	292,677
Total Energy		3,824,777

Utilities – 1.3%
ONE Gas, Inc.	37,406	2,290,369
Talen Energy Corp.*	46,085	636,434
Total Utilities		2,926,803
Total Common Stocks
(Cost $195,618,343)		216,150,253

SECURITIES LENDING COLLATERAL†,2 – 1.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3356%	2,832,323	2,832,323
Total Securities Lending Collateral
(Cost $2,832,323)		2,832,323
Total Investments – 101.2%
(Cost $198,450,666)		$218,982,576
Other Assets & Liabilities, net – (1.2)%		(2,663,970)
Total Net Assets – 100.0%		$216,318,606

See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF continued

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	93.9%
Ireland	5.0%
United Kingdom	1.1%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$216,150,253	$—	$—	$216,150,253
Securities Lending
Collateral	2,832,323	—	—	2,832,323
Total	$218,982,576	$—	$—	$218,982,576
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Financial – 34.5%
Preferred Bank/Los Angeles CA	3,601	$126,214
Peoples Bancorp, Inc.	5,308	126,172
Meta Financial Group, Inc.	1,802	110,914
Easterly Government Properties, Inc. REIT	5,642	109,963
CU Bancorp*	4,388	106,190
Independence Realty Trust, Inc. REIT	10,692	101,038
Fidelity Southern Corp.	5,614	100,772
Gladstone Commercial Corp. REIT	5,516	99,287
OceanFirst Financial Corp.	4,979	98,684
Independent Bank Corp.	5,942	96,915
Federal Agricultural Mortgage Corp. — Class C	2,348	96,221
Financial Institutions, Inc.	3,567	95,881
QCR Holdings, Inc.	3,026	94,472
Arbor Realty Trust, Inc. REIT	12,042	93,807
PennantPark Floating Rate Capital Ltd.[1]	7,189	93,673
Pacific Continental Corp.	5,675	93,638
Bear State Financial, Inc.	9,968	93,300
Horizon Bancorp	3,323	93,077
First Defiance Financial Corp.	2,029	92,299
Guaranty Bancorp	4,736	87,521
CorEnergy Infrastructure Trust, Inc. REIT	2,962	87,142
Peapack Gladstone Financial Corp.	4,307	86,054
Sierra Bancorp	4,679	85,298
Whitestone REIT — Class B REIT	5,832	84,506
Arlington Asset Investment Corp. — Class A1	5,636	83,864
MidWestOne Financial Group, Inc.	2,772	82,661
Mercantile Bank Corp.	3,010	80,668
Gladstone Investment Corp.	8,767	80,480
Heritage Commerce Corp.	6,937	79,706
One Liberty Properties, Inc. REIT	3,279	79,516
Fidus Investment Corp.	4,658	75,227
United Community Financial Corp.	11,438	74,461
United Insurance Holdings Corp.	4,706	74,119
HCI Group, Inc.	2,307	73,339
CommunityOne Bancorp*	5,404	72,847
UMH Properties, Inc. REIT	6,089	72,094
Bluerock Residential Growth REIT, Inc. REIT	5,258	70,457
Preferred Apartment Communities, Inc. — Class A REIT	4,988	69,034
Ares Commercial Real Estate Corp. REIT	5,489	68,997
Southwest Bancorp, Inc.	3,476	68,060
Suffolk Bancorp	1,895	66,988
WashingtonFirst Bankshares, Inc.	2,683	66,726
Macatawa Bank Corp.	8,498	66,114
West Bancorporation, Inc.	3,353	65,819
Bank of Marin Bancorp	1,289	62,800
American National Bankshares, Inc.	2,333	62,454
Marlin Business Services Corp.	3,313	62,284
Community Healthcare Trust, Inc. REIT	2,700	62,019
Territorial Bancorp, Inc.	2,139	61,090
WhiteHorse Finance, Inc.	5,100	58,956
National Bankshares, Inc.[1]	1,623	58,233
CNB Financial Corp.	2,846	57,347
TriplePoint Venture Growth BDC Corp.	4,991	56,498
CatchMark Timber Trust, Inc. — Class A REIT	4,807	56,242
Equity Bancshares, Inc. — Class A*	2,300	55,637
Consolidated-Tomoka Land Co.	1,055	55,630
Federated National Holding Co.	3,023	55,230
Orchid Island Capital, Inc. REIT[1]	5,175	54,286
Severn Bancorp, Inc.*,1	8,212	53,706
Northrim BanCorp, Inc.	2,073	53,276
Southern National Bancorp of Virginia, Inc.	4,267	52,996
Summit Financial Group, Inc.	2,708	52,616
Trupanion, Inc.*	3,500	52,605
Horizon Technology Finance Corp.	3,847	52,204
First Connecticut Bancorp, Inc.	2,872	50,317
Old Second Bancorp, Inc.	5,708	46,577
Shore Bancshares, Inc.	3,999	46,508
Citizens & Northern Corp.	2,149	46,461
BSB Bancorp, Inc.*	1,909	46,198
Gladstone Land Corp. REIT	3,937	46,102
Newtek Business Services Corp.	3,359	45,246
Sun Bancorp, Inc.	1,975	45,109
Farmers Capital Bank Corp.	1,503	44,939
Farmland Partners, Inc. REIT	3,825	44,561
First Bancorp, Inc.	1,974	44,435
Enterprise Bancorp, Inc.	1,777	44,123
Oppenheimer Holdings, Inc. — Class A	2,741	44,048
Penns Woods Bancorp, Inc.	948	41,883
Westfield Financial, Inc.	5,404	40,909
Southern First Bancshares, Inc.*	1,427	40,441
Owens Realty Mortgage, Inc. REIT	2,375	40,375
Jernigan Capital, Inc. REIT	2,475	40,070
Bankwell Financial Group, Inc.	1,777	39,858
Republic First Bancorp, Inc.*,1	9,720	39,852
BBX Capital Corp. — Class A*	2,008	39,819
CM Finance, Inc.	4,001	38,490
Bar Harbor Bankshares	1,029	37,866
National Commerce Corp.*	1,400	37,688
Merchants Bancshares, Inc.	1,125	37,350
Entegra Financial Corp.*	2,097	37,264

See notes to financial statements.
64 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 34.5% (continued)
Century Bancorp, Inc. — Class A	847	$37,166
Middleburg Financial Corp.	1,300	37,024
Ellington Residential Mortgage REIT	2,629	35,597
Griffin Industrial Realty, Inc.	1,111	35,363
Gladstone Capital Corp.[1]	4,053	35,221
Conifer Holdings, Inc.*,1	4,612	34,959
MutualFirst Financial, Inc.	1,255	34,814
Hallmark Financial Services, Inc.*	3,289	34,765
Global Medical REIT, Inc. REIT	3,200	34,400
MBT Financial Corp.	4,053	34,369
Access National Corp.	1,531	34,111
Home Bancorp, Inc.	1,156	33,339
Garrison Capital, Inc.	3,039	32,244
C&F Financial Corp.	754	32,053
GSV Capital Corp.	6,479	31,488
Monroe Capital Corp.	1,928	30,848
SI Financial Group, Inc.	2,290	30,846
Independence Holding Co.	1,732	30,397
Saratoga Investment Corp.[1]	1,687	30,130
Sotherly Hotels, Inc. REIT	5,035	29,455
Investors Title Co.	300	29,418
Heritage Oaks Bancorp	3,613	29,157
People's Utah Bancorp	1,462	28,772
Lake Sunapee Bank Group	1,593	28,547
Veritex Holdings, Inc.*	1,662	28,503
Provident Bancorp, Inc.*,1	1,800	28,422
Central Valley Community Bancorp	1,848	28,385
1347 Property Insurance Holdings, Inc.*,1	4,612	28,272
Chemung Financial Corp.	962	28,264
Southern Missouri Bancorp, Inc.	1,142	28,002
First Internet Bancorp	1,171	27,928
Wheeler Real Estate Investment Trust, Inc. REIT	15,748	27,716
Emergent Capital, Inc.*	7,320	27,669
Stellus Capital Investment Corp.	2,406	27,308
ESSA Bancorp, Inc.	1,971	27,101
Maui Land & Pineapple Company, Inc.*	3,600	26,964
First Financial Northwest, Inc.	1,999	26,207
Riverview Bancorp, Inc.	4,858	25,602
Union Bankshares, Inc.[1]	748	25,469
Ocean Shore Holding Co.	1,100	25,300
Silvercrest Asset Management Group, Inc. — Class A	2,000	24,780
MidSouth Bancorp, Inc.	2,441	24,727
Civista Bancshares, Inc.	1,700	24,480
Nicholas Financial, Inc.*	2,312	24,438
Franklin Financial Network, Inc.*	700	24,325
Regional Management Corp.*	1,111	24,020
Triumph Bancorp, Inc.*	1,253	23,957
Two River Bancorp	2,000	23,580
ZAIS Financial Corp. REIT	1,700	23,460
BCB Bancorp, Inc.	2,100	22,974
Provident Financial Holdings, Inc.	1,200	22,920
First South Bancorp, Inc.	2,304	22,821
United Security Bancshares*,1	3,636	22,725
Peoples Bancorp of North Carolina, Inc.	1,071	22,534
Parke Bancorp, Inc.[1]	1,584	22,350
Timberland Bancorp, Inc.	1,466	22,313
Pacific Mercantile Bancorp*	2,900	22,272
BRT Realty Trust REIT*	2,867	22,191
Atlas Financial Holdings, Inc.*	1,258	22,053
Five Oaks Investment Corp. REIT	3,836	22,019
Codorus Valley Bancorp, Inc.	1,057	21,996
Evans Bancorp, Inc.	800	21,976
Great Ajax Corp. REIT	1,600	21,936
Premier Financial Bancorp, Inc.	1,300	21,736
Old Point Financial Corp.	1,100	21,725
Impac Mortgage Holdings, Inc.*,1	1,300	21,658
US Global Investors, Inc. — Class A	10,911	21,386
Norwood Financial Corp.	741	21,341
Medallion Financial Corp.[1]	4,420	20,907
Cherry Hill Mortgage Investment Corp. REIT	1,262	20,848
OFS Capital Corp.	1,500	20,820
Bank of South Carolina Corp.	1,186	20,636
Manning & Napier, Inc. — Class A	2,674	20,536
First United Corp.*	1,900	19,874
AmeriServ Financial, Inc.	6,307	19,804
Poage Bankshares, Inc.[1]	1,052	19,620
Full Circle Capital Corp.	7,236	19,103
Consumer Portfolio Services, Inc.*	4,960	19,046
Power REIT*,1	2,700	18,900
Atlantic American Corp.	5,062	18,324
Ashford, Inc.*	390	17,681
Harvest Capital Credit Corp.	1,298	16,225
NMI Holdings, Inc. — Class A*	2,000	15,880
Medley Management, Inc. — Class A	2,032	14,773
Institutional Financial Markets, Inc.	12,374	14,106
Fifth Street Asset Management, Inc.[1]	2,261	13,837
Carolina Bank Holdings, Inc.*	700	13,755
Plumas Bancorp*	1,350	13,487
Great Elm Capital Group, Inc.*,1	2,700	12,825
Urstadt Biddle Properties, Inc. REIT	631	12,494

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 34.5% (continued)
AeroCentury Corp.*	1,237	$10,997
Porter Bancorp, Inc.*	5,987	9,819
First Acceptance Corp.*	8,523	8,779
United Security Bancshares, Inc.	900	8,145
American Realty Investors, Inc.*	1,100	6,534
JG Wentworth Co. — Class A*	3,825	1,301
Total Financial		8,356,157

Consumer, Non-cyclical – 25.0%
NeoGenomics, Inc.*	16,627	133,681
BioTelemetry, Inc.*	6,576	121,458
Agenus, Inc.*,1	17,807	110,226
Flexion Therapeutics, Inc.*	5,391	89,921
Exactech, Inc.*	3,137	87,177
Barrett Business Services, Inc.	1,841	85,901
Carriage Services, Inc. — Class A	3,471	81,360
GenMark Diagnostics, Inc.*,1	9,363	79,773
Advaxis, Inc.*,1	6,725	77,540
Cytokinetics, Inc.*,1	6,267	75,643
MGP Ingredients, Inc.	1,725	68,897
Enzo Biochem, Inc.*	12,007	66,759
Akebia Therapeutics, Inc.*	8,167	66,397
BioTime, Inc.*,1	22,562	66,332
Teligent, Inc.*	8,845	65,630
MyoKardia, Inc.*	2,900	63,451
Nature's Sunshine Products, Inc.	4,637	63,016
Heska Corp.*	1,143	62,375
Franklin Covey Co.*	3,819	62,021
Hanger, Inc.*	6,800	61,880
Limoneira Co.	3,537	58,750
Versartis, Inc.*	4,685	58,094
Care.com, Inc.*	5,200	54,445
Idera Pharmaceuticals, Inc.*,1	28,282	54,019
BioSpecifics Technologies Corp.*	1,459	53,385
Loxo Oncology, Inc.*	1,936	53,317
LeMaitre Vascular, Inc.	2,899	53,285
Addus HomeCare Corp.*	2,154	51,653
Paratek Pharmaceuticals, Inc.*	3,808	51,293
Golden Enterprises, Inc.	4,274	50,947
Eleven Biotherapeutics, Inc.*,1	10,331	50,415
Lantheus Holdings, Inc.*	5,212	49,618
RadNet, Inc.*	7,277	49,193
NanoString Technologies, Inc.*,1	2,983	48,205
Craft Brew Alliance, Inc.*	2,400	47,640
Willdan Group, Inc.*	2,698	47,026
Minerva Neurosciences, Inc.*	3,825	46,742
Hackett Group, Inc.	2,852	46,630
Entellus Medical, Inc.*,1	2,300	43,447
Lifevantage Corp.*	3,500	42,910
Crimson Wine Group Ltd.*	4,756	41,139
Cadiz, Inc.*	5,200	40,404
Collectors Universe, Inc.	2,086	39,926
Primo Water Corp.*	3,443	39,870
AxoGen, Inc.*	4,406	39,698
Tandem Diabetes Care, Inc.*	5,388	38,416
Senomyx, Inc.*,1	8,673	37,988
Cutera, Inc.*	3,473	37,856
Patriot National, Inc.*	4,200	37,170
Durect Corp.*	21,943	36,645
Proteostasis Therapeutics, Inc.*	2,500	35,774
Trevena, Inc.*	5,246	35,568
Information Services Group, Inc.*	9,263	35,199
PharmAthene, Inc.*,1	13,442	34,949
PRGX Global, Inc.*	7,100	34,222
Nutraceutical International Corp.*	1,333	33,765
Turning Point Brands, Inc.*,1	2,600	33,618
National Research Corp. — Class A1	2,123	33,607
Voyager Therapeutics, Inc.*	2,700	32,859
Utah Medical Products, Inc.	515	32,450
Applied Genetic Technologies Corp.*	2,525	32,270
Aclaris Therapeutics, Inc.*	1,600	32,256
Derma Sciences, Inc.*,1	6,343	31,461
Alliance One International, Inc.*	1,480	31,420
Vitae Pharmaceuticals, Inc.*	4,475	30,922
Assembly Biosciences, Inc.*	5,058	30,904
iRadimed Corp.*,1	1,654	30,880
Genocea Biosciences, Inc.*	5,737	30,750
Five Star Quality Care, Inc.*	14,464	30,664
Seneca Foods Corp. — Class A*	1,034	30,503
Senseonics Holdings, Inc.*,1	7,600	30,400
Agile Therapeutics, Inc.*	4,144	30,003
Cara Therapeutics, Inc.*,1	5,492	29,767
Zogenix, Inc.*	3,409	29,726
AcelRx Pharmaceuticals, Inc.*,1	9,415	29,657
MediciNova, Inc.*,1	5,029	29,621
FONAR Corp.*	1,426	29,319
Edgewater Technology, Inc.*	3,300	29,304
CoLucid Pharmaceuticals, Inc.*,1	2,812	28,879
Alico, Inc.	1,012	28,417
Iridex Corp.*,1	1,900	28,367
GlycoMimetics, Inc.*	3,749	27,780

See notes to financial statements.
66 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 25.0% (continued)
Inventure Foods, Inc.*,1	2,855	$27,665
Ardelyx, Inc.*,1	2,724	27,158
Reata Pharmaceuticals, Inc. — Class A*,1	1,400	26,698
PFSweb, Inc.*	2,659	25,659
Bellicum Pharmaceuticals, Inc.*,1	1,462	25,176
Cidara Therapeutics, Inc.*	2,175	25,165
CTI BioPharma Corp.*,1	63,588	24,990
Threshold Pharmaceuticals, Inc.*	22,900	24,503
Inotek Pharmaceuticals Corp.*,1	3,375	23,963
Vital Therapies, Inc.*	4,135	23,694
Synthetic Biologics, Inc.*,1	14,269	23,401
Concert Pharmaceuticals, Inc.*	2,402	23,347
Digirad Corp.	4,600	23,276
Stemline Therapeutics, Inc.*	2,839	23,223
Chembio Diagnostics, Inc.*	3,262	23,193
Oncocyte Corp.*,1	5,897	22,703
USMD Holdings, Inc.*,1	1,012	22,426
Edge Therapeutics, Inc.*	2,500	22,225
Peregrine Pharmaceuticals, Inc.*	61,193	22,152
VIVUS, Inc.*	20,810	22,059
Coffee Holding Co., Inc.*	3,825	21,917
ArQule, Inc.*	14,771	21,860
Synutra International, Inc.*,1	5,573	21,846
Biolase, Inc.*	12,700	21,844
Sientra, Inc.*	2,657	21,814
Catalyst Pharmaceuticals, Inc.*	21,595	21,595
Proteon Therapeutics, Inc.*	2,418	21,327
CAS Medical Systems, Inc.*	12,711	20,973
Mast Therapeutics, Inc.*	46,800	20,536
Sunesis Pharmaceuticals, Inc.*	25,009	20,327
Galena Biopharma, Inc.*	49,733	20,107
Fortress Biotech, Inc.*,1	7,263	19,828
REGENXBIO, Inc.*	1,687	19,755
Axsome Therapeutics, Inc.*,1	2,700	19,548
Cumberland Pharmaceuticals, Inc.*	4,212	19,417
Cenveo, Inc.*	2,925	19,305
CCA Industries, Inc.*,1	5,962	19,019
MEI Pharma, Inc.*	10,600	18,974
Electromed, Inc.*	3,487	18,795
GEE Group, Inc.*,1	3,300	18,645
Invuity, Inc.*,1	1,350	18,171
Juniper Pharmaceuticals, Inc.*,1	3,218	17,731
SeaSpine Holdings Corp.*	1,687	17,528
XBiotech, Inc.*,1	1,350	17,523
Harvard Bioscience, Inc.*	6,431	17,428
Rexahn Pharmaceuticals, Inc.*	69,312	17,397
AVEO Pharmaceuticals, Inc.*	18,592	17,289
Aviragen Therapeutics, Inc.*	12,600	16,758
Anthera Pharmaceuticals, Inc.*	5,796	16,692
Hudson Global, Inc.	9,593	16,404
Fate Therapeutics, Inc.*	6,299	16,377
Luna Innovations, Inc.*	13,349	16,019
AstroNova, Inc.	1,061	15,607
Tonix Pharmaceuticals Holding Corp.*	6,706	15,290
AdCare Health Systems, Inc.[1]	6,553	15,137
Mannatech, Inc.	862	14,576
Opexa Therapeutics, Inc.*	3,487	14,506
T2 Biosystems, Inc.*,1	2,179	14,469
Intersections, Inc.*,1	8,124	14,461
Avalon Holdings Corp. — Class A*,1	4,612	14,297
CareDx, Inc.*,1	3,037	14,152
Immune Design Corp.*,1	2,001	14,107
Collegium Pharmaceutical, Inc.*,1	1,687	14,053
vTv Therapeutics, Inc. — Class A*	2,475	13,984
Alimera Sciences, Inc.*,1	9,092	13,911
Egalet Corp.*,1	2,025	13,892
Acme United Corp.	675	13,851
Abeona Therapeutics, Inc.*,1	3,400	13,804
MGC Diagnostics Corp.*	2,087	13,753
Vermillion, Inc.*	9,667	13,534
Reed's, Inc.*	3,718	13,348
Universal Technical Institute, Inc.	5,800	13,224
XOMA Corp.*	23,100	13,109
Verastem, Inc.*	9,500	12,825
Aldeyra Therapeutics, Inc.*	2,300	12,765
Corium International, Inc.*	2,101	12,480
Ampio Pharmaceuticals, Inc.*,1	14,821	12,253
Veracyte, Inc.*	2,161	12,166
Adamis Pharmaceuticals Corp.*,1	4,118	12,148
Ocera Therapeutics, Inc.*	5,601	11,874
InfuSystem Holdings, Inc.*	4,197	11,710
Arcadia Biosciences, Inc.*,1	5,375	11,664
Cogentix Medical, Inc.*	9,224	11,530
Dipexium Pharmaceuticals, Inc.*,1	900	11,430
Palatin Technologies, Inc.*	21,822	11,129
Neos Therapeutics, Inc.*	1,700	11,084
Truett-Hurst, Inc.*	6,187	10,889
Hemispherx Biopharma, Inc.*	7,458	10,889
Catabasis Pharmaceuticals, Inc.*	2,100	10,479
Akers Biosciences, Inc.*	2,850	10,431

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 25.0% (continued)
Alphatec Holdings, Inc.*	2,591	$10,416
Ocean Bio-Chem, Inc.[1]	3,975	10,415
Kindred Biosciences, Inc.*	2,497	10,363
Natural Alternatives International, Inc.*	1,012	10,282
Arrhythmia Research Technology, Inc.*	2,362	9,991
DLH Holdings Corp.*,1	2,100	9,912
Reliv International, Inc.*	13,723	9,881
Marrone Bio Innovations, Inc.*	6,862	9,538
Command Security Corp.*,1	3,487	9,415
BioLife Solutions, Inc.*,1	5,274	9,230
Calithera Biosciences, Inc.*	2,975	9,223
Mateon Therapeutics, Inc.*	13,948	9,206
Crystal Rock Holdings, Inc.*	11,586	9,037
Tobira Therapeutics, Inc.*,1	1,812	8,897
Galectin Therapeutics, Inc.*	5,026	8,645
Repros Therapeutics, Inc.*	4,237	8,601
Recro Pharma, Inc.*,1	900	8,559
Pieris Pharmaceuticals, Inc.*	5,287	8,459
Windtree Therapeutics, Inc.*	3,900	8,424
Argos Therapeutics, Inc.*,1	1,596	7,900
Cytori Therapeutics, Inc.*,1	3,783	7,679
Zynerba Pharmaceuticals, Inc.*,1	900	7,632
Pernix Therapeutics Holdings, Inc.*	11,827	7,627
Strongbridge Biopharma plc*	1,600	7,616
Fibrocell Science, Inc.*,1	7,836	7,523
aTyr Pharma, Inc.*	2,575	7,519
ProPhase Labs, Inc.*	3,937	7,165
Escalon Medical Corp.*	9,899	7,128
Oculus Innovative Sciences, Inc.*,1	1,732	7,084
CytRx Corp.*,1	12,601	7,078
Avinger, Inc.*,1	1,665	6,793
CytoSorbents Corp.*,1	1,350	6,750
OncoGenex Pharmaceuticals, Inc.*	12,124	6,547
Apricus Biosciences, Inc.*	18,500	6,490
SPAR Group, Inc.*	6,749	6,479
Cerulean Pharma, Inc.*	6,287	6,413
Stereotaxis, Inc.*	9,111	6,378
KemPharm, Inc.*,1	1,462	6,316
Second Sight Medical Products, Inc.*	1,850	6,198
Cleveland BioLabs, Inc.*,1	3,280	6,101
Acura Pharmaceuticals, Inc.*	3,712	5,902
SunLink Health Systems, Inc.*	4,612	5,857
ImmunoCellular Therapeutics Ltd.*	37,859	5,792
OpGen, Inc.*	3,600	5,760
Eiger BioPharmaceuticals, Inc.*	376	5,610
Hooper Holmes, Inc.*	3,614	5,457
Joint Corp.*	1,800	5,256
Chiasma, Inc.*,1	2,062	5,093
TetraLogic Pharmaceuticals Corp.*	21,865	4,863
HTG Molecular Diagnostics, Inc.*	1,900	4,807
Signal Genetics, Inc.*	9,762	4,588
QC Holdings, Inc.*	5,624	4,499
Biocept, Inc.*	7,700	4,428
ERBA Diagnostics, Inc.*	6,074	4,282
Ritter Pharmaceuticals, Inc.*	3,262	4,273
BioPharmX Corp.*	5,624	4,139
Northwest Biotherapeutics, Inc.*,1	12,251	4,110
Lpath, Inc. — Class A*,1	1,657	3,894
Aytu BioScience, Inc.*	1,020	3,825
Strata Skin Sciences, Inc.*	6,187	3,805
Dextera Surgical, Inc.*,1	1,987	3,716
NeuroMetrix, Inc.*	2,615	3,661
Evoke Pharma, Inc.*	1,900	3,648
Allied Healthcare Products, Inc.*	5,962	3,458
Bellerophon Therapeutics, Inc.*	2,200	3,344
Viking Therapeutics, Inc.*	2,500	3,325
PhotoMedex, Inc.*	12,036	2,887
Semler Scientific, Inc.*	1,500	2,835
EyeGate Pharmaceuticals, Inc.*	1,462	2,573
American CareSource Holdings, Inc.*	15,124	2,495
CombiMatrix Corp.*,1	794	2,414
Tokai Pharmaceuticals, Inc.*	2,126	2,339
Carbylan Therapeutics, Inc.*	4,387	2,058
Cellectar Biosciences, Inc.*,1	928	2,032
Zosano Pharma Corp.*	2,300	1,840
Amedica Corp.*	1,905	1,677
GlobeImmune, Inc.*	2,137	1,671
Neothetics, Inc.*,1	1,587	1,542
NovaBay Pharmaceuticals, Inc.*,1	355	1,207
Universal Security Instruments, Inc.*	337	1,105
InterCloud Systems, Inc.*	5,287	1,031
Onconova Therapeutics, Inc.*,1	237	768
Great Basin Scientific, Inc.*	289	58
Rock Creek Pharmaceuticals, Inc.*	8,324	58
Total Consumer, Non-cyclical		6,057,973

Industrial – 11.5%
Kadant, Inc.	2,300	123,372
Stoneridge, Inc.*	5,420	93,928
CECO Environmental Corp.	8,336	91,612
AEP Industries, Inc.	820	90,693

See notes to financial statements.
68 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 11.5% (continued)
Casella Waste Systems, Inc. — Class A*	9,264	$84,210
Kratos Defense & Security Solutions, Inc.*	11,999	83,753
Mesa Laboratories, Inc.	739	83,034
IES Holdings, Inc.*	4,982	82,552
VSE Corp.	2,108	69,374
Energous Corp.*,1	3,767	67,806
LSI Industries, Inc.	5,847	59,230
Heritage-Crystal Clean, Inc.*	3,987	55,060
Hudson Technologies, Inc.*	8,000	51,759
Hurco Companies, Inc.	1,860	50,239
ZAGG, Inc.*	6,790	49,363
Covenant Transportation Group, Inc. — Class A*	2,350	45,308
Sparton Corp.*	1,947	44,606
Control4 Corp.*	3,944	43,581
Advanced Emissions Solutions, Inc.*	5,767	42,791
CyberOptics Corp.*	2,100	42,441
Imprivata, Inc.*	1,964	37,728
Applied Optoelectronics, Inc.*,1	2,175	36,649
Intevac, Inc.*	5,849	35,445
UFP Technologies, Inc.*	1,423	35,347
NVE Corp.	593	34,424
Layne Christensen Co.*,1	3,800	34,162
Core Molding Technologies, Inc.*	2,207	32,333
KEMET Corp.*	9,400	32,054
Key Technology, Inc.*	3,303	31,874
LMI Aerospace, Inc.*	4,000	30,480
TRC Companies, Inc.*	3,984	30,358
Allied Motion Technologies, Inc.	1,298	29,244
MOCON, Inc.	1,748	28,842
Willis Lease Finance Corp.*	1,100	28,149
Goldfield Corp.*,1	9,458	28,090
Broadwind Energy, Inc.*,1	5,858	28,060
Revolution Lighting Technologies, Inc.*	4,460	28,009
Global Power Equipment Group, Inc.*,1	5,599	27,995
Napco Security Technologies, Inc.*	3,732	26,684
Hardinge, Inc.	2,511	26,541
Gencor Industries, Inc.*	2,289	26,209
Aspen Aerogels, Inc.*	5,167	25,370
Iteris, Inc.*	7,161	25,350
Eastern Co.	1,300	24,960
Omega Flex, Inc.	647	24,774
Sterling Construction Company, Inc.*	3,786	24,420
Dynamic Materials Corp.	2,103	23,133
Ballantyne Strong, Inc.*	3,700	22,940
Pure Cycle Corp.*,1	4,610	22,174
Perma-Fix Environmental Services, Inc.*,1	4,050	22,113
Research Frontiers, Inc.*,1	7,100	21,868
Taylor Devices, Inc.*	1,100	20,614
PAM Transportation Services, Inc.*	974	19,285
Lawson Products, Inc.*	1,134	19,267
Innovative Solutions & Support, Inc.*	6,299	19,086
Manitex International, Inc.*,1	2,925	18,603
MicroVision, Inc.*,1	12,323	18,485
American Superconductor Corp.*	2,600	18,408
Xerium Technologies, Inc.*	2,216	17,905
IEC Electronics Corp.*	3,600	17,640
Arotech Corp.*	6,100	17,202
Frequency Electronics, Inc.*	1,550	17,019
Aehr Test Systems*,1	7,087	17,009
Ideal Power, Inc.*	3,100	16,368
CUI Global, Inc.*,1	3,200	16,160
Aqua Metals, Inc.*,1	1,700	15,708
USA Truck, Inc.*	1,362	15,118
EnSync, Inc.*	20,360	14,625
Digital Ally, Inc.*,1	2,312	13,964
Intellicheck Mobilisa, Inc.*	7,537	13,567
Capstone Turbine Corp.*	7,800	13,338
Astrotech Corp.*,1	7,312	12,869
Resonant, Inc.*	2,300	12,558
SigmaTron International, Inc.*,1	1,912	12,141
Empire Resources, Inc.[1]	2,436	11,863
CVD Equipment Corp.*	1,286	11,162
Tecogen, Inc.*	2,312	9,988
Turtle Beach Corp.*	9,312	9,592
Chicago Rivet & Machine Co.	337	9,412
Fuel Tech, Inc.*	6,765	9,403
WSI Industries, Inc.[1]	2,600	9,256
American Electric Technologies, Inc.*,1	3,487	9,066
Giga-Tronics, Inc.*	7,874	8,189
Document Security Systems, Inc.*	10,236	7,677
P&F Industries, Inc. — Class A	900	7,425
Clean Diesel Technologies, Inc.*,1	1,939	7,097
Lime Energy Co.*	4,499	6,614
Energy Focus, Inc.*,1	1,687	6,579
Applied DNA Sciences, Inc.*,1	2,025	6,480
A. M. Castle & Co.*,1	4,612	6,411
AG&E Holdings, Inc.	20,248	5,669
MagneGas Corp.*,1	8,212	5,149
Superconductor Technologies, Inc.*,1	1,957	4,775
Active Power, Inc.*	12,936	4,502

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 11.5% (continued)
Insignia Systems, Inc.*,1	1,800	$4,014
CTI Industries Corp.*	562	3,513
Metabolix, Inc.*,1	4,962	2,064
IntriCon Corp.*	337	1,490
Erickson, Inc.*,1	2,137	962
Axion Power International, Inc.*	4	0
Total Industrial		2,785,782

Consumer, Cyclical – 9.9%
Unifi, Inc.*	3,269	85,092
Beazer Homes USA, Inc.*	7,467	84,004
Spartan Motors, Inc.	7,987	78,751
Green Brick Partners, Inc.*,1	9,686	76,907
Culp, Inc.	2,172	68,874
Reading International, Inc. — Class A*	4,739	64,119
Supreme Industries, Inc. — Class A	3,667	63,218
Malibu Boats, Inc. — Class A*	4,462	61,084
Monarch Casino & Resort, Inc.*	2,414	57,429
Skyline Corp.*,1	4,724	56,688
America's Car-Mart, Inc.*,1	1,354	52,996
Empire Resorts, Inc.*,1	3,100	52,173
Golden Entertainment, Inc.	4,045	50,644
Bassett Furniture Industries, Inc.	2,039	50,486
Build-A-Bear Workshop, Inc. — Class A*	4,230	49,068
Nathan's Famous, Inc.*	983	48,471
Miller Industries, Inc.	2,190	48,421
NACCO Industries, Inc. — Class A	714	47,510
Superior Uniform Group, Inc.	2,719	46,169
Flexsteel Industries, Inc.	958	45,457
Commercial Vehicle Group, Inc.*	8,200	44,198
West Marine, Inc.*	4,778	44,101
Hooker Furniture Corp.	1,835	42,682
Destination XL Group, Inc.*,1	9,173	42,472
Winmark Corp.	404	41,854
Johnson Outdoors, Inc. — Class A	1,210	40,716
Jamba, Inc.*,1	3,486	38,102
Luby's, Inc.*	8,448	38,016
Kona Grill, Inc.*,1	2,848	37,850
Freshpet, Inc.*,1	3,312	34,809
PCM, Inc.*	1,792	33,277
Lifetime Brands, Inc.	2,469	33,134
Del Frisco's Restaurant Group, Inc.*	2,099	31,590
Escalade, Inc.	2,568	31,150
UCP, Inc. — Class A*	3,681	31,068
New York & Company, Inc.*	13,595	30,589
J Alexander's Holdings, Inc.*	3,037	30,279
Century Casinos, Inc.*	4,502	28,768
Rocky Brands, Inc.	2,435	25,738
Gaia, Inc.*	3,200	25,376
RCI Hospitality Holdings, Inc.	2,270	24,947
Black Diamond, Inc.*,1	5,235	24,081
Canterbury Park Holding Corp.	2,025	21,566
Kewaunee Scientific Corp.	887	20,978
Morgans Hotel Group Co.*	9,200	20,516
Dixie Group, Inc.*,1	4,302	20,133
Crown Crafts, Inc.	2,000	20,040
Lakeland Industries, Inc.*,1	2,000	19,740
Century Communities, Inc.*	1,000	19,690
Red Lion Hotels Corp.*	2,979	19,483
New Home Company, Inc.*,1	1,758	19,074
Delta Apparel, Inc.*	1,072	18,953
Boot Barn Holdings, Inc.*,1	1,498	18,545
Noodles & Co.*,1	2,608	17,056
DGSE Companies, Inc.*	19,685	16,732
Strattec Security Corp.	386	16,170
ADDvantage Technologies Group, Inc.*	7,424	14,625
Peak Resorts, Inc.	2,856	13,737
Cherokee, Inc.*	1,200	13,512
MCBC Holdings, Inc.	1,125	13,433
Nevada Gold & Casinos, Inc.*	6,299	12,913
Unique Fabricating, Inc.	900	11,331
Papa Murphy's Holdings, Inc.*,1	1,879	11,218
Entertainment Gaming Asia, Inc.*	5,624	10,967
Rave Restaurant Group, Inc.*,1	2,832	10,903
bebe stores, Inc.*	13,048	9,946
Christopher & Banks Corp.*	6,700	9,916
Bon-Ton Stores, Inc.*	5,500	9,405
Full House Resorts, Inc.*	3,937	7,677
Forward Industries, Inc.*	4,724	7,511
Virco Manufacturing Corp.*	1,600	6,656
AMREP Corp.*	1,125	6,536
Diversified Restaurant Holdings, Inc.*	5,287	6,292
Koss Corp.*	2,925	5,792
Comstock Holding Companies, Inc.*	2,700	4,914
Differential Brands Group, Inc.*,1	850	4,607
Gordmans Stores, Inc.*	3,487	4,150
Cosi, Inc.*	18,007	3,922
Ignite Restaurant Group, Inc.*	1,348	1,227
Total Consumer, Cyclical		2,412,224

See notes to financial statements.
70 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Technology – 6.1%
Axcelis Technologies, Inc.*	5,910	$69,324
Mitek Systems, Inc.*	8,100	62,937
Brightcove, Inc.*	4,837	62,348
Instructure, Inc.*	2,600	62,218
Exa Corp.*	3,650	57,963
Five9, Inc.*	3,800	56,962
Digimarc Corp.*,1	1,520	54,902
Immersion Corp.*,1	7,129	51,685
Radisys Corp.*	9,100	44,681
Appfolio, Inc. — Class A*	2,250	41,445
ExOne Co.*,1	3,043	40,989
Xactly Corp.*	2,925	40,745
GSE Systems, Inc.*	15,523	40,670
QAD, Inc. — Class B	2,050	39,053
Ultra Clean Holdings, Inc.*	5,196	37,775
Model N, Inc.*	3,500	37,520
USA Technologies, Inc.*,1	7,100	35,358
Datalink Corp.*	3,600	35,064
CSP, Inc.	3,825	34,655
American Software, Inc. — Class A	3,150	32,792
AXT, Inc.*	6,557	27,998
SunEdison Semiconductor Ltd.*,1	2,336	26,841
Richardson Electronics Ltd.	3,754	26,578
Mattersight Corp.*,1	6,658	25,900
Simulations Plus, Inc.	2,900	24,998
Upland Software, Inc.*,1	2,937	24,965
Datawatch Corp.*	3,500	24,255
Data I/O Corp.*	6,974	24,130
Guidance Software, Inc.*	3,700	22,015
SharpSpring, Inc.*	4,499	21,730
Pixelworks, Inc.*,1	7,900	21,646
EMCORE Corp.	4,348	21,566
Everyday Health, Inc.*	2,767	21,195
GSI Technology, Inc.*	4,132	20,206
Amber Road, Inc.*	1,831	19,207
MoSys, Inc.*	22,423	15,920
Computer Task Group, Inc.	3,353	15,826
GigPeak, Inc.*	8,400	15,792
NCI, Inc. — Class A	1,290	15,557
Hutchinson Technology, Inc.*,1	9,280	13,920
Evolving Systems, Inc.	3,300	13,530
Concurrent Computer Corp.	2,411	13,140
Sonic Foundry, Inc.*	2,137	12,929
Asure Software, Inc.*	2,300	12,006
Intermolecular, Inc.*	9,899	11,582
Imation Corp.*	9,800	8,135
Xplore Technologies Corp.*	3,037	7,380
Medical Transcription Billing Corp.*	5,737	5,565
Adesto Technologies Corp.*,1	2,300	5,474
Rubicon Technology, Inc.*	8,824	5,385
Majesco Entertainment Co.[1]	1,233	4,698
Sysorex Global Holdings Corp.*	9,449	3,875
Total Technology		1,473,030

Communications – 5.8%
Aviat Networks, Inc.*	11,020	104,250
MeetMe, Inc.*	11,800	67,967
FairPoint Communications, Inc.*	4,567	63,664
Clearfield, Inc.*	3,463	62,750
Hawaiian Telcom Holdco, Inc.*	2,765	61,881
Zix Corp.*	14,407	54,891
Straight Path Communications, Inc. — Class B*,1	1,819	43,110
Preformed Line Products Co.	900	39,474
A10 Networks, Inc.*	3,997	39,370
Saga Communications, Inc. — Class A	953	38,759
Numerex Corp. — Class A*,1	5,038	37,735
A H Belo Corp. — Class A	5,795	36,219
Reis, Inc.	1,851	36,095
Autobytel, Inc.*	2,172	35,621
Lee Enterprises, Inc.*	11,784	32,877
Novatel Wireless, Inc.*,1	10,500	32,865
Remark Media, Inc.*,1	5,849	26,730
RELM Wireless Corp.	4,379	24,347
HC2 Holdings, Inc.*	5,061	24,242
ClearOne, Inc.	2,100	22,050
Value Line, Inc.[1]	1,237	22,043
KVH Industries, Inc.*	2,524	21,706
McClatchy Co. — Class A*	1,300	21,424
Beasley Broadcast Group, Inc. — Class A	4,162	20,602
Alaska Communications Systems Group, Inc.*	12,088	20,308
Rightside Group Ltd.*	2,137	20,152
US Auto Parts Network, Inc.*	5,341	19,975
ID Systems, Inc.*	3,800	19,798
Aerohive Networks, Inc.*	2,925	19,393
Cumulus Media, Inc. — Class A*	47,300	18,920
Emmis Communications Corp. — Class A*	4,450	17,889
Ooma, Inc.*,1	2,025	17,678
EVINE Live, Inc.*,1	9,924	17,565
RF Industries Ltd.	7,874	17,244
Tessco Technologies, Inc.	1,262	15,863
Support.com, Inc.*	18,500	15,725
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Communications – 5.8% (continued)
Wireless Telecom Group, Inc.*	9,224	$15,681
Lantronix, Inc.*	10,574	14,380
YuMe, Inc.*,1	4,274	14,190
Covisint Corp.*	6,299	13,984
TheStreet.com, Inc.	11,900	13,685
Radio One, Inc. — Class D*,1	3,700	12,802
Tremor Video, Inc.*	7,537	12,738
Globalscape, Inc.	3,298	11,477
Spark Networks, Inc.*,1	5,713	11,083
LightPath Technologies, Inc. — Class A*,1	5,737	10,786
Marin Software, Inc.*	4,011	10,148
eGain Corp.*	3,104	9,840
MaxPoint Interactive, Inc.*,1	1,100	9,779
Sajan, Inc.*	2,137	8,590
Xcel Brands, Inc.*	1,700	8,432
Fusion Telecommunications International, Inc.*	5,137	8,219
Inuvo, Inc.*	5,624	7,030
CafePress, Inc.*	2,187	6,517
Net Element, Inc.*	4,196	6,042
Bridgeline Digital, Inc.*	6,974	5,440
Corindus Vascular Robotics, Inc.*,1	4,499	5,264
RLJ Entertainment, Inc.*	2,287	5,077
Cinedigm Corp. — Class A*	3,080	4,743
Towerstream Corp.*,1	650	1,430
Total Communications		1,418,539

Energy – 3.2%
Natural Gas Services Group, Inc.*	3,352	79,241
Resolute Energy Corp.*	3,483	58,899
Pacific Ethanol, Inc.*	8,894	57,455
Panhandle Oil and Gas, Inc. — Class A	3,165	54,755
Pioneer Energy Services Corp.*	16,000	53,280
Dawson Geophysical Co.*	6,890	49,677
Trecora Resources*	4,036	44,072
Evolution Petroleum Corp.	5,711	32,381
Magellan Petroleum Corp.*	5,624	30,932
Adams Resources & Energy, Inc.	726	26,935
Renewable Energy Group, Inc.*	2,800	25,116
Willbros Group, Inc.*	12,399	24,054
Zion Oil & Gas, Inc.*	15,284	21,397
Gastar Exploration, Inc.*	22,600	21,018
Approach Resources, Inc.*,1	5,624	18,672
Isramco, Inc.*,1	216	16,934
VAALCO Energy, Inc.*	13,836	14,666
PetroQuest Energy, Inc.*	3,600	11,628
Houston American Energy Corp.*	58,970	11,204
Stone Energy Corp.*,1	1,000	10,960
Enphase Energy, Inc.*,1	5,523	10,052
Mexco Energy Corp.*	2,334	9,488
ION Geophysical Corp.*	1,612	9,414
Sunworks, Inc.*,1	3,250	9,360
Harvest Natural Resources, Inc.*	15,300	8,920
Gevo, Inc.*	14,100	8,319
Royale Energy, Inc.*	9,561	6,215
Superior Drilling Products, Inc.*	5,062	6,176
Lucas Energy, Inc.*,1	1,687	6,141
US Energy Corporation Wyoming*	2,174	4,326
Vantage Drilling Co.*	467,750	4,069
Vertex Energy, Inc.*,1	3,222	4,060
Barnwell Industries, Inc.*	2,700	4,050
Tengasco, Inc.*	3,150	3,276
Yuma Energy, Inc.*	13,723	3,156
FieldPoint Petroleum Corp.*	4,274	2,992
Basic Energy Services, Inc.*,1	7,100	2,634
ZaZa Energy Corp.*	18,448	1,068
Ascent Solar Technologies, Inc.*	1,715	44
Total Energy		767,036

Basic Materials – 2.0%
Landec Corp.*	7,777	100,790
KMG Chemicals, Inc.	2,625	73,657
Orchids Paper Products Co.[1]	2,622	73,364
Ryerson Holding Corp.*	3,164	38,253
Oil-Dri Corporation of America	983	37,147
Uranium Energy Corp.*,1	29,286	29,579
United States Lime & Minerals, Inc.	337	21,612
Codexis, Inc.*	4,900	20,432
Solitario Exploration & Royalty Corp.*	22,811	16,880
Northern Technologies International Corp.*	1,181	15,944
Ikonics Corp.*,1	1,350	14,850
Charles & Colvard Ltd.*	10,686	13,144
Vista Gold Corp.*	12,936	11,707
General Moly, Inc.*	34,034	10,248
US Antimony Corp.*	23,700	9,241
Timberline Resources Corp.*	8,437	2,320
Total Basic Materials		489,168

Utilities – 1.1%
York Water Co.	2,996	84,787
Artesian Resources Corp. — Class A	1,643	45,133
Delta Natural Gas Company, Inc.	1,335	33,215
RGC Resources, Inc.	1,275	29,784
Synthesis Energy Systems, Inc.*	20,864	28,792
US Geothermal, Inc.*	25,852	18,616
Spark Energy, Inc. — Class A	600	17,394
Total Utilities		257,721

See notes to financial statements.
72 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF continued
	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Diversified – 0.3%
Resource America, Inc. — Class A	8,127	$79,320
Total Common Stocks
(Cost $25,053,670)		24,096,950
ROYALTY TRUST† – 0.2%
Energy – 0.2%
Cross Timbers Royalty Trust	1,900	35,283
Hugoton Royalty Trust	10,200	20,400
Total Royalty Trust
(Cost $53,403)		55,683
RIGHTS – 0.0%**
Full House Resorts, Inc.
Expires 09/30/16†††,2	3,937	2,559
DLH Holdings Corp.
Expires 09/30/16†††,1,2	2,100	142
Total Rights
(Cost $0)		2,701

	Face
	Amount	Value
CONVERTIBLE BONDS†† – 0.0%**
Consumer, Non-cyclical – 0.0%**
Catalyst Biosciences, Inc.
0.00% due 02/19/183	$6,475	$4,050
Total Convertible Bonds
(Cost $6,475)

	Shares	Value
SECURITIES LENDING COLLATERAL†,4 – 11.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3357%	2,844,720	$2,844,720
Total Securities Lending Collateral
(Cost $2,844,720)		2,844,720
Total Investments – 111.3%
(Cost $27,958,268)		$27,004,104
Other Assets & Liabilities, net – (11.3)%		(2,755,657)
Total Net Assets – 100.0%		$24,248,447

*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Security was fair valued by the Valuation Committee at August 31, 2016. The total market value of fair valued securities amounts to $2,701, (cost $0) or less than 0.1% of total net assets.
3	Zero coupon rate security.
4	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	99.5%
Canada	0.2%
Singapore	0.1%
Cayman Islands	0.1%
Ireland	0.1%
Total Long–Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$24,096,950	$—	$—	$24,096,950
Royalty Trust	55,683	—	—	55,683
Convertible Bonds	—	4,050	—	4,050
Rights	—	—	2,701	2,701
Securities Lending
Collateral	2,844,720	—	—	2,844,720
Total	$26,997,353	$4,050	$2,701	$27,004,104
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable
Category	8/31/2016	Technique	Inputs
Rights	$2,701	Model Price	Trade Price
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2016:

Beginning Balance	$2,021
Realized Gain/Loss	(1,328)
Change in Unrealized Gain/Loss	(693)
Purchases	—
Corporate Actions	2,701
Ending Balance	$2,701
Net change in unrealized appreciation (depreciation) for
investments in securities still held at August 31, 2016	$—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† – 99.3%
Financial – 99.3%
Simon Property Group, Inc.	9,912	$2,135,739
Public Storage	4,943	1,106,935
Prologis, Inc.	16,829	893,788
Welltower, Inc.	11,435	877,637
Ventas, Inc.	10,831	787,089
AvalonBay Communities, Inc.	4,394	768,995
Equity Residential	11,709	759,563
Boston Properties, Inc.	4,921	689,580
Vornado Realty Trust	6,047	624,715
HCP, Inc.	14,962	588,455
Digital Realty Trust, Inc.	5,104	505,755
Essex Property Trust, Inc.	2,096	476,002
General Growth Properties, Inc.	16,126	469,912
Host Hotels & Resorts, Inc.	23,939	426,593
Kimco Realty Corp.	13,442	403,933
SL Green Realty Corp.	3,211	377,999
Federal Realty Investment Trust	2,271	361,089
Macerich Co.	4,043	331,081
Extra Space Storage, Inc.	4,010	323,006
Duke Realty Corp.	11,082	311,626
UDR, Inc.	8,558	309,628
Camden Property Trust	2,787	244,615
Alexandria Real Estate Equities, Inc.	2,200	242,198
Regency Centers Corp.	2,971	239,284
Mid-America Apartment Communities, Inc.	2,419	227,362
Apartment Investment & Management Co. — Class A	5,016	226,623
Kilroy Realty Corp.	2,954	214,549
Equity LifeStyle Properties, Inc.	2,710	210,106
American Campus Communities, Inc.	4,178	209,360
DDR Corp.	10,301	194,792
Liberty Property Trust	4,697	193,657
Forest City Realty Trust, Inc. — Class A	7,758	183,554
Douglas Emmett, Inc.	4,735	177,847
Senior Housing Properties Trust	7,607	169,940
Weingarten Realty Investors	4,019	165,784
Highwoods Properties, Inc.	3,121	165,538
Sun Communities, Inc.	2,077	158,932
CubeSmart	5,687	156,563
Hospitality Properties Trust	4,854	147,998
Healthcare Trust of America, Inc. — Class A	4,376	147,646
Taubman Centers, Inc.	1,817	141,126
DCT Industrial Trust, Inc.	2,881	140,334
Life Storage, Inc.	1,457	131,130
American Homes 4 Rent — Class A	5,938	129,864
CyrusOne, Inc.	2,550	129,642
Retail Properties of America, Inc. — Class A	7,602	129,234
Hudson Pacific Properties, Inc.	3,807	127,420
Equity Commonwealth REIT*	4,021	125,817
Healthcare Realty Trust, Inc.	3,358	117,731
Tanger Factory Outlet Centers, Inc.	2,864	116,393
Apple Hospitality REIT, Inc.	5,596	109,794
First Industrial Realty Trust, Inc.	3,743	107,686
Post Properties, Inc.	1,576	104,457
LaSalle Hotel Properties	3,621	101,605
DuPont Fabros Technology, Inc.	2,384	101,082
Piedmont Office Realty Trust, Inc. — Class A	4,648	100,443
National Health Investors, Inc.	1,231	98,825
Education Realty Trust, Inc.	2,162	97,960
Sunstone Hotel Investors, Inc.	6,938	96,369
PS Business Parks, Inc.	867	96,046
Paramount Group, Inc.	5,255	94,590
RLJ Lodging Trust	3,998	93,313
Columbia Property Trust, Inc.	3,955	93,259
Brandywine Realty Trust	5,607	90,441
Ryman Hospitality Properties, Inc.	1,632	88,063
Brixmor Property Group, Inc.	3,077	87,879
Equity One, Inc.	2,823	87,626
Urban Edge Properties	2,992	85,751
Acadia Realty Trust	2,294	84,740
Empire State Realty Trust, Inc. — Class A	3,916	84,077
Washington Prime Group, Inc.	5,936	81,561
Care Capital Properties, Inc.	2,689	80,643
Mack-Cali Realty Corp.	2,871	79,699
CBL & Associates Properties, Inc.	5,471	78,071
Corporate Office Properties Trust	2,729	77,831
CoreSite Realty Corp.	990	77,240
Kite Realty Group Trust	2,671	77,138
EastGroup Properties, Inc.	1,038	76,168
Washington Real Estate Investment Trust	2,337	75,953
Cousins Properties, Inc.	6,731	74,176
Retail Opportunity Investments Corp.	3,223	71,905
Pebblebrook Hotel Trust	2,308	69,332
DiamondRock Hospitality Co.	6,434	68,136
American Assets Trust, Inc.	1,455	64,457
Parkway Properties, Inc.	3,578	64,404
Monogram Residential Trust, Inc.	5,341	56,187
Pennsylvania Real Estate Investment Trust	2,225	55,825
Sabra Health Care REIT, Inc.	2,091	53,279
Government Properties Income Trust	2,278	53,077
New York REIT, Inc.	5,290	51,101

See notes to financial statements.
74 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2016
WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Financial – 99.3% (continued)
Ramco-Gershenson Properties Trust	2,538	$49,313
Chesapeake Lodging Trust REIT	1,925	49,049
Franklin Street Properties Corp.	3,210	40,317
Summit Hotel Properties, Inc.	2,794	39,954
Terreno Realty Corp.	1,323	35,403
Alexander's, Inc.	74	31,821
FelCor Lodging Trust, Inc.	4,453	31,661
QTS Realty Trust, Inc. — Class A	520	28,179
Monmouth Real Estate Investment Corp.	2,010	28,140
Hersha Hospitality Trust	1,390	27,161
Urstadt Biddle Properties, Inc. — Class A	1,152	26,162
Saul Centers, Inc.	385	25,518
Investors Real Estate Trust[1]	3,823	25,385
Chatham Lodging Trust	1,212	25,125
Universal Health Realty Income Trust	396	24,390
Tier REIT, Inc.	1,507	24,142
Cedar Realty Trust, Inc.	2,695	20,401
Silver Bay Realty Trust Corp.	1,068	20,324
Ashford Hospitality Trust, Inc.	2,911	20,290
First Potomac Realty Trust	1,835	18,478
NorthStar Realty Europe Corp.	1,768	18,104
Ashford Hospitality Prime, Inc.	1,039	16,115
National Storage Affiliates Trust	730	14,826
Easterly Government Properties, Inc.	730	14,228
NexPoint Residential Trust, Inc.	619	12,943
Total Financial		22,451,777
Total Common Stocks
(Cost $19,195,852)		22,451,777

SECURITIES LENDING COLLATERAL†,2 – 0.1%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3012%	25,098	25,098
Total Securities Lending Collateral
(Cost $25,098)		25,098
Total Investments – 99.4%
(Cost $19,220,950)		$22,476,875
Other Assets & Liabilities, net – 0.6%		128,717
Total Net Assets – 100.0%		$22,605,592

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at August 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at August 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$22,451,777	$—	$—	$22,451,777
Securities Lending
Collateral	25,098	—	—	25,098
Total	$22,476,875	$—	$—	$22,476,875
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended August 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 75

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2016

		Guggenheim		Guggenheim		Guggenheim
	Guggenheim	Defensive		Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF		Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF	)	(DJD	)	(NFO	)
ASSETS:
Investments, at value — including securities on loan	$76,667,754	$171,319,938		$2,741,967		$81,400,532
Foreign currency, at value	1,026	—		—		—
Cash	465,938	758,594		2,225		68,516
Prepaid expenses	1,385	—		—		5
Receivables:
Dividends	78,877	563,296		11,195		108,601
Securities lending income	7,173	10,759		—		11,770
Tax reclaims	—	9,712		—		16,657
Total assets	77,222,153	172,662,299		2,755,387		81,606,081
LIABILITIES:
Payable for:
Upon return of securities loaned	2,643,226	4,468,935		—		3,528,803
Management fees	19,298	44,034		701		21,493
Professional fees	15,475	22,357		—		21,462
Intraday valuation fees	4,028	2,467		—		2,996
Administration fees	1,569	4,002		—		1,832
Other liabilities	58,920	80,095		—		46,632
Total liabilities	2,742,516	4,621,890		701		3,623,218
NET ASSETS	$74,479,637	$168,040,409		$2,754,686		$77,982,863
NET ASSETS CONSIST OF:
Paid-in capital	$388,778,764	$191,022,088		$2,592,675		$141,288,859
Undistributed net investment income	1,048,555	2,485,040		14,476		996,736
Accumulated net realized gain (loss) on investments	(284,879,979)	(38,669,998)		—		(70,580,920)
Net unrealized appreciation (depreciation) on investments	(30,467,703)	13,203,279		147,535		6,278,188
NET ASSETS	$74,479,637	$168,040,409		$2,754,686		$77,982,863
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,600,800	4,300,000		100,000		1,550,800
Net asset value	$28.64	$39.08		$27.55		$50.29
Investments in securities, at cost	107,135,457	158,116,659		2,594,432		75,122,344
Foreign currency, at cost	1,026	—		—		—
Securities on loan, at value	2,663,545	5,077,738		—		3,426,529

See notes to financial statements.
76 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2016

	Guggenheim				Guggenheim		Guggenheim
	Large Cap Optimized		Guggenheim		Multi-Asset		Raymond James
	Diversification ETF		Mid-Cap Core ETF		Income ETF		SB-1 Equity ETF
	(OPD	)	(CZA	)	(CVY	)	(RYJ	)
ASSETS:
Investments, at value — including securities on loan	$2,630,905		$144,550,103		$446,385,458		$187,595,590
Cash	7,754		810,457		1,090,274		428,017
Prepaid expenses	—		—		4,893		—
Receivables:
Dividends	4,500		303,464		1,542,934		116,736
Securities lending income	613		14,237		89,946		21,637
Investments sold	—		—		—		6,295,523
Tax reclaims	—		2,233		136,359		4,523
Total assets	2,643,772		145,680,494		449,249,864		194,462,026
LIABILITIES:
Payable for:
Upon return of securities loaned	26,936		2,446,021		21,166,755		7,293,453
Management fees	897		43,163		155,427		114,630
Investments purchased	—		—		—		6,269,668
Fund shares redeemed	—		—		11,896		—
Administration fees	—		3,310		8,565		—
Professional fees	—		19,927		28,217		—
Intraday valuation fees	—		2,343		3,649		—
Other liabilities	—		65,270		217,451		—
Total liabilities	27,833		2,580,034		21,591,960		13,677,751
NET ASSETS	$2,615,939		$143,100,460		$427,657,904		$180,784,275
NET ASSETS CONSIST OF:
Paid-in capital	$2,572,169		$165,804,321		$820,432,190		$248,637,281
Undistributed net investment income	17,486		3,124,424		20,302,615		2,247,980
Accumulated net realized gain (loss) on investments	(17,547)		(35,684,650)		(421,388,971)		(91,117,123)
Net unrealized appreciation on investments	43,831		9,856,365		8,312,070		21,016,137
NET ASSETS	$2,615,939		$143,100,460		$427,657,904		$180,784,275
Shares outstanding ($0.01 par value with unlimited amount authorized)	100,000		2,700,000		21,650,800		5,022,822
Net asset value	$26.16		$53.00		$19.75		$35.99
Investments in securities, at cost	2,587,074		134,693,738		438,073,388		166,579,453
Securities on loan, at value	50,115		2,384,175		20,861,305		7,080,206

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 77

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2016

	Guggenheim		Wilshire	Wilshire
	S&P Spin-Off ETF		Micro-Cap ETF	US REIT ETF
	(CSD	)	(WMCR )	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$218,982,576		$27,004,104	$22,476,875
Cash	194,732		62,444	150,414
Prepaid expenses	51		—	—
Receivables:
Dividends	220,956		18,946	9,563
Securities lending income	3,514		17,800	10
Total assets	219,401,829		27,103,294	22,636,862
LIABILITIES:
Payable for:
Upon return of securities loaned	2,832,323		2,844,720	25,098
Management fees	117,203		10,127	6,172
Professional fees	22,932		—	—
Administration fees	5,031		—	—
Intraday valuation fees	1,079		—	—
Other liabilities	104,655		—	—
Total liabilities	3,083,223		2,854,847	31,270
NET ASSETS	$216,318,606		$24,248,447	$22,605,592
NET ASSETS CONSIST OF:
Paid-in capital	$336,221,713		$35,234,925	$19,262,117
Undistributed net investment income	2,708,458		256,942	—
Accumulated net realized gain (loss) on investments	(143,143,475)		(10,289,256)	87,550
Net unrealized appreciation (depreciation) on investments	20,531,910		(954,164)	3,255,925
NET ASSETS	$216,318,606		$24,248,447	$22,605,592
Shares outstanding ($0.01 par value with unlimited amount authorized)	5,100,000		900,800	450,000
Net asset value	$42.42		$26.92	$50.23
Investments in securities, at cost	198,450,666		27,958,268	19,220,950
Foreign currency, at cost	—		—	—
Securities on loan, at value	2,748,977		2,690,514	24,461

See notes to financial statements.
78 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	August 31, 2016
For the year ended August 31, 2016

		Guggenheim	Guggenheim		Guggenheim
	Guggenheim	Defensive	Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF	Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF )	(DJD	)[1]	(NFO )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,428,167	$6,601,316	$58,625		$1,967,128
Less return of capital distributions received	—	(450,335)	(281)		(267,663)
Income from securities lending	90,630	130,014	—		349,410
Total investment income	1,518,797	6,280,995	58,344		2,048,875
EXPENSES:
Management fees	370,034	832,526	5,538		483,997
Custodian fees	74,571	37,891	—		21,686
Professional fees	41,646	49,171	—		44,377
Licensing fees	29,603	224,758	—		120,199
Administration fees	20,352	45,789	—		26,620
Printing fees	18,886	18,412	—		12,210
Trustees' fees and expenses**	9,875	12,853	—		11,584
Listing fees	5,000	5,000	—		5,000
Intraday valuation fees	4,026	1,830	—		2,993
Insurance	2,204	3,624	—		1,994
Other expenses	3,418	1,622	—		1,394
Total expenses	579,615	1,233,476	5,538		732,054
Less:
Expenses waived by advisor	(105,971)	(151,193)	—		(102,628)
Net expenses	473,644	1,082,283	5,538		629,426
Net investment income	1,045,153	5,198,712	52,806		1,419,449
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,886,324)	(16,778,359)	(234)		(14,055,816)
In-kind transactions	(7,054,952)	10,135,487	63,400		10,849,284
Foreign currency transactions	(918)	—	—		—
Net realized gain (loss)	(14,942,194)	(6,642,872)	63,166		(3,206,532)
Net change in unrealized appreciation (depreciation) on:
Investments	24,512,402	20,677,490	147,535		5,829,800
Net realized and unrealized gain	9,570,208	14,034,618	210,701		2,623,268
Net increase in net assets resulting from operations	$10,615,361	$19,233,330	$263,507		$4,042,717
* Foreign taxes withheld	$165,612	$158,136	$—		$—

[1]	Commencement of investment operations on December 16, 2015.
**	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 79

STATEMENT OF OPERATIONS continued	August 31, 2016
For the year ended August 31, 2016

	Guggenheim			Guggenheim	Guggenheim
	Large Cap Optimized		Guggenheim	Multi-Asset	Raymond James
	Diversification ETF		Mid-Cap Core ETF	Income ETF	SB-1 Equity ETF
	(OPD	)[1]	(CZA )	(CVY )	(RYJ )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$21,719		$3,761,842	$28,135,113	$3,609,253
Less return of capital distributions received	(282)		(612,010)	(3,924,455)	(866,205)
Income from securities lending	1,350		194,647	1,173,624	420,006
Total investment income	22,787		3,344,479	25,384,282	3,163,054
EXPENSES:
Management fees	3,836		688,692	2,409,190	1,464,165
Listing fees	—		5,000	7,500	—
Printing fees	—		15,887	67,945	—
Intraday valuation fees	—		2,000	4,026	—
Insurance	—		2,963	9,766	—
Professional fees	—		45,252	62,405	—
Administration fees	—		37,878	110,410	—
Trustees' fees and expenses**	—		11,850	23,857	—
Licensing fees	—		181,607	697,752	—
Custodian fees	—		30,577	120,512	—
Other expenses	—		951	2,821	—
Total expenses	3,836		1,022,657	3,516,184	1,464,165
Less:
Expenses waived by advisor	—		(127,358)	(384,242)	—
Net expenses	3,836		895,299	3,131,942	1,464,165
Net investment income	18,951		2,449,180	22,252,340	1,698,889
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,534)		(16,762,499)	(103,204,394)	(25,343,863)
In-kind transactions	78,493		16,343,038	(9,383,040)	15,506,483
Net realized gain (loss)	59,959		(419,461)	(112,587,434)	(9,837,380)
Net change in unrealized appreciation (depreciation) on:
Investments	43,831		9,324,687	99,086,394	13,966,325
Net realized and unrealized gain (loss)	103,790		8,905,226	(13,501,040)	4,128,945
Net increase in net assets resulting from operations	$122,741		$11,354,406	$8,751,300	$5,827,834
* Foreign taxes withheld	$98		$5,812	$505,033	$4,632

[1]	Commencement of investment operations on April 19, 2016.
**	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
80 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS continued	August 31, 2016
For the year ended August 31, 2016

	Guggenheim	Wilshire	Wilshire
	S&P Spin-Off ETF	Micro-Cap ETF	US REIT ETF
	(CSD )	(WMCR )	(WREI	)
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,166,977	$404,918	$787,734
Less return of capital distributions received	(223,220)	(1,723)	—
Income from securities lending	1,148,983	182,659	1,161
Total investment income	6,092,740	585,854	788,895
EXPENSES:
Management fees	1,391,527	106,971	59,403
Licensing fees	335,780	—	—
Administration fees	70,661	—	—
Custodian fees	50,976	—	—
Professional fees	49,331	—	—
Printing fees	40,318	—	—
Trustees' fees and expenses**	18,603	—	—
Insurance	6,843	—	—
Intraday valuation fees	5,124	—	—
Listing fees	5,000	—	—
Other expenses	1,376	—	—
Total expenses	1,975,539	106,971	59,403
Less:
Expenses waived by advisor	(170,882)	—	—
Net expenses	1,804,657	106,971	59,403
Net investment income	4,288,083	478,883	729,492
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(78,263,779)	(830,722)	(85,966)
In-kind transactions	14,185,614	—	588,410
Foreign currency transactions	(4,654)	—	—
Net realized gain (loss)	(64,082,819)	(830,722)	502,444
Net change in unrealized appreciation (depreciation) on investments	62,660,127	1,388,087	2,729,602
Net realized and unrealized gain (loss)	(1,422,692)	557,365	3,232,046
Net increase in net assets resulting from operations	$2,865,391	$1,036,248	$3,961,538
* Foreign taxes withheld	$8,978	$—	$—

** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 81

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2016

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,045,153	$2,232,502	$5,198,712	$6,636,368
Net realized gain (loss) on investments	(14,942,194)	(23,399,821)	(6,642,872)	4,843,466
Net change in unrealized appreciation (depreciation) on investments	24,512,402	(29,054,893)	20,677,490	(25,451,592)
Net increase (decrease) in net assets resulting from operations	10,615,361	(50,222,212)	19,233,330	(13,971,758)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,474,757)	(4,184,476)	(5,296,900)	(5,200,200)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	1,878,252	54,970,099	96,401,269
Cost of shares redeemed	(20,838,391)	(41,721,437)	(98,528,301)	(80,173,839)
Net increase (decrease) in net assets resulting from shareholder transactions	(20,838,391)	(39,843,185)	(43,558,202)	16,227,430
Net decrease in net assets	(11,697,787)	(94,249,873)	(29,621,772)	(2,944,528)
NET ASSETS:
Beginning of period	86,177,424	180,427,297	197,662,181	200,606,709
End of period	$74,479,637	$86,177,424	$168,040,409	$197,662,181
Undistributed net investment income at end of period	$1,048,555	$1,474,698	$2,485,040	$5,958,459
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	50,000	1,450,000	2,500,000
Shares redeemed	(850,000)	(1,350,000)	(2,700,000)	(2,100,000)
Net increase (decrease) in shares	(850,000)	(1,300,000)	(1,250,000)	400,000

See notes to financial statements.
82 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim
	Dow Jones Industrial	Guggenheim
	Average Dividend ETF (DJD)	Insider Sentiment ETF (NFO)
	Period from
	December 16, 2015[a]	Year Ended	Year Ended
	to August 31, 2016	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,806	$1,419,449	$1,770,801
Net realized gain (loss) on investments	63,166	(3,206,532)	12,551,051
Net change in unrealized appreciation (depreciation) on investments	147,535	5,829,800	(17,151,516)
Net increase (decrease) in net assets resulting from operations	263,507	4,042,717	(2,829,664)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(38,330)	(1,721,854)	(1,927,667)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	3,835,511	28,219,754	61,606,473
Cost of shares redeemed	(1,306,002)	(76,104,296)	(118,037,773)
Net increase (decrease) in net assets resulting from shareholder transactions	2,529,509	(47,884,542)	(56,431,300)
Net increase (decrease) in net assets	2,754,686	(45,563,679)	(61,188,631)
NET ASSETS:
Beginning of period	—	123,546,542	184,735,173
End of period	$2,754,686	$77,982,863	$123,546,542
Undistributed net investment income at end of period	$14,476	$996,736	$1,010,602
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	600,000	1,250,000
Shares redeemed	(50,000)	(1,650,000)	(2,400,000)
Net increase (decrease) in shares	100,000	(1,050,000)	(1,150,000)

[a]	Commencement of operations

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 83

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim
	Large Cap Optimized	Guggenheim
	Diversification ETF (OPD)	Mid-Cap Core ETF (CZA)
	Period from
	April 19, 2016[a]	Year Ended	Year Ended
	to August 31, 2016	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,951	$2,449,180	$1,470,042
Net realized gain (loss) on investments	59,959	(419,461)	6,328,041
Net change in unrealized appreciation (depreciation) on investments	43,831	9,324,687	(10,160,355)
Net increase (decrease) in net assets resulting from operations	122,741	11,354,406	(2,362,272)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,931,365)	(1,012,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	3,781,728	114,567,708	141,023,616
Cost of shares redeemed	(1,288,530)	(130,487,670)	(120,479,970)
Net increase (decrease) in net assets resulting from shareholder transactions	2,493,198	(15,919,962)	20,543,646
Net increase (decrease) in net assets	2,615,939	(6,496,921)	17,169,374
NET ASSETS:
Beginning of period	—	149,597,381	132,428,007
End of period	$2,615,939	$143,100,460	$149,597,381
Undistributed net investment income at end of period	$17,486	$3,124,424	$1,666,007
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	2,350,000	2,800,000
Shares redeemed	(50,000)	(2,700,000)	(2,400,000)
Net increase (decrease) in shares	100,000	(350,000)	400,000

[a]	Commencement of operations

See notes to financial statements.
84 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim		Guggenheim Raymond James
	Multi-Asset Income ETF (CVY)		SB-1 Equity ETF (RYJ)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,252,340	$55,368,917	$1,698,889	$1,559,298
Net realized gain (loss) on investments	(112,587,434)	(122,548,012)	(9,837,380)	7,829,577
Net change in unrealized appreciation (depreciation) on investments	99,086,394	(155,914,680)	13,966,325	(17,138,996)
Net increase (decrease) in net assets resulting from operations	8,751,300	(223,093,775)	5,827,834	(7,750,121)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(26,256,263)	(58,252,543)	(1,920,768)	(689,127)
Return of capital	—	(1,275,274)	—	—
Total distributions to shareholders	(26,256,263)	(59,527,817)	(1,920,768)	(689,127)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	9,174,271	58,659,306	27,128,925	76,508,076
Cost of shares redeemed	(211,332,107)	(613,999,259)	(90,746,911)	(94,627,929)
Net decrease in net assets resulting from shareholder transactions	(202,157,836)	(555,339,953)	(63,617,986)	(18,119,853)
Net decrease in net assets	(219,662,799)	(837,961,545)	(59,710,920)	(26,559,101)
NET ASSETS:
Beginning of period	647,320,703	1,485,282,248	240,495,195	267,054,296
End of period	$427,657,904	$647,320,703	$180,784,275	$240,495,195
Undistributed net investment income at end of period	$20,302,615	$13,449,788	$2,247,980	$1,856,824
CHANGES IN SHARES OUTSTANDING:
Shares sold	500,000	2,450,000	800,000	2,150,000
Shares redeemed	(11,350,000)	(26,950,000)	(2,800,000)	(2,700,000)
Net decrease in shares	(10,850,000)	(24,500,000)	(2,000,000)	(550,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 85

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Guggenheim		Wilshire
	S&P Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,288,083	$8,386,135	$478,883	$327,763
Net realized gain (loss) on investments	(64,082,819)	4,282,753	(830,722)	1,550,180
Net change in unrealized appreciation (depreciation) on investments	62,660,127	(69,285,689)	1,388,087	(2,232,444)
Net increase (decrease) in net assets resulting from operations	2,865,391	(56,616,801)	1,036,248	(354,501)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,962,720)	(8,500,800)	(343,063)	(584,578)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	104,056,833	125,736,244	2,263,125	8,407,391
Cost of shares redeemed	(295,733,085)	(263,219,307)	—	(27,292,755)
Net increase (decrease) in net assets resulting from shareholder transactions	(191,676,252)	(137,483,063)	2,263,125	(18,885,364)
Net increase (decrease) in net assets	(196,773,581)	(202,600,664)	2,956,310	(19,824,443)
NET ASSETS:
Beginning of period	413,092,187	615,692,851	21,292,137	41,116,580
End of period	$216,318,606	$413,092,187	$24,248,447	$21,292,137
Undistributed net investment income at end of period	$2,708,458	$7,426,752	$256,942	$199,820
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,650,000	2,700,000	100,000	300,000
Shares redeemed	(7,650,000)	(5,850,000)	—	(1,000,000)
Net increase (decrease) in shares	(5,000,000)	(3,150,000)	100,000	(700,000)

See notes to financial statements.
86 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2016

	Wilshire
	US REIT ETF (WREI)
	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$729,492	$635,212
Net realized gain on investments	502,444	1,326,176
Net change in unrealized appreciation (depreciation) on investments	2,729,602	(1,750,176)
Net increase in net assets resulting from operations	3,961,538	211,212
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(640,825)	(503,295)
Capital gains	(52,280)	(59,600)
Total distributions to shareholders	(693,105)	(562,895)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	6,987,147	2,472,248
Cost of shares redeemed	(2,372,034)	(6,609,318)
Net increase (decrease) in net assets resulting from shareholder transactions	4,615,113	(4,137,070)
Net increase (decrease) in net assets	7,883,546	(4,488,753)
NET ASSETS:
Beginning of period	14,722,046	19,210,799
End of period	$22,605,592	$14,722,046
Undistributed net investment income at end of period	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	50,000
Shares redeemed	(50,000)	(150,000)
Net increase (decrease) in shares	100,000	(100,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 87

FINANCIAL HIGHLIGHTS	August 31, 2016
EEB Guggenheim BRIC ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$24.97	$37.98	$31.99	$33.86	$41.24
Income from investment operations:
Net investment income(a)	0.36	0.56	0.75	0.76	0.97
Net gain (loss) on investments (realized and unrealized)	3.79	(12.54)	6.10	(1.68)	(6.97)
Total from investment operations	4.15	(11.98)	6.85	(0.92)	(6.00)
Less distributions from:
Net investment income	(0.48)	(1.03)	(0.86)	(0.95)	(1.38)
Total distributions to shareholders	(0.48)	(1.03)	(0.86)	(0.95)	(1.38)
Net asset value, end of period	$28.64	$24.97	$37.98	$31.99	$33.86
Market value, end of period	$28.54	$24.95	$37.84	$31.92	$33.79
Total Return(b)
Net asset value	16.97%	-31.90%	21.68%	-3.03%	-14.66%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$74,480	$86,177	$180,427	$212,774	$333,568
Ratio to average net assets of:
Net investment income	1.41%	1.81%	2.17%	2.21%	2.61%
Total expenses	0.78%	0.70%	0.66%	0.64%	0.66%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(c)	24%	24%	68%	12%	10%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
88 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
DEF Guggenheim Defensive Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$35.61	$38.95	$32.42	$29.23	$25.68
Income from investment operations:
Net investment income(a)	1.14	1.17	1.23	0.85	0.74
Net gain (loss) on investments (realized and unrealized)	3.48	(3.55)	6.09	3.09	3.19
Total from investment operations	4.62	(2.38)	7.32	3.94	3.93
Less distributions from:
Net investment income	(1.15)	(0.96)	(0.79)	(0.75)	(0.38)
Total distributions to shareholders	(1.15)	(0.96)	(0.79)	(0.75)	(0.38)
Net asset value, end of period	$39.08	$35.61	$38.95	$32.42	$29.23
Market value, end of period	$39.00	$35.66	$38.97	$32.41	$29.27
Total Return(b)
Net asset value	13.37%	-6.24%	22.90%	13.81%	15.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$168,040	$197,662	$200,607	$124,830	$71,609
Ratio to average net assets of:
Net investment income	3.12%	3.07%	3.47%	2.69%	2.68%
Total expenses	0.74%	0.72%	0.74%	0.78%	0.85%
Net expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	92%	96%	87%	56%	27%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 89

FINANCIAL HIGHLIGHTS continued	August 31, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

Period Ended
August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$25.35
Income from investment operations:
Net investment income(b)	0.53
Net gain on investments (realized and unrealized)	2.05
Total from investment operations	2.58
Less distributions from:
Net investment income	(0.38)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$27.55
Market value, end of period	$27.52
Total Return(c)
Net asset value	10.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,755
Ratio to average net assets of:
Net investment income	2.86%
Total expenses	0.30%
Net expenses	0.30%
Portfolio turnover rate(d)	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
90 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
NFO Guggenheim Insider Sentiment ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$47.50	$49.25	$41.15	$34.05	$31.66
Income from investment operations:
Net investment income(a)	0.69	0.55	0.56	0.64	0.50
Net gain (loss) on investments (realized and unrealized)	2.82	(1.72)	7.98	7.06	2.43
Total from investment operations	3.51	(1.17)	8.54	7.70	2.93
Less distributions from:
Net investment income	(0.72)	(0.58)	(0.44)	(0.60)	(0.54)
Total distributions to shareholders	(0.72)	(0.58)	(0.44)	(0.60)	(0.54)
Net asset value, end of period	$50.29	$47.50	$49.25	$41.15	$34.05
Market value, end of period	$50.23	$47.52	$49.22	$41.09	$34.07
Total Return(b)
Net asset value	7.51%	-2.40%	20.80%	22.94%	9.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$77,983	$123,547	$184,735	$131,700	$76,645
Ratio to average net assets of:
Net investment income	1.47%	1.13%	1.21%	1.67%	1.55%
Total expenses	0.76%	0.73%	0.74%	0.77%	0.78%
Net expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	117%	112%	106%	45%	89%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 91

FINANCIAL HIGHLIGHTS continued	August 31, 2016
OPD Guggenheim Large Cap Optimized Diversification ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

Period Ended
August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$25.10
Income from investment operations:
Net investment income(b)	0.19
Net gain on investments (realized and unrealized)	0.87
Total from investment operations	1.06
Net asset value, end of period	$26.16
Market value, end of period	$26.06
Total Return(c)
Net asset value	4.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,616
Ratio to average net assets of:
Net investment income	1.98%
Total expenses	0.40%
Net expenses	0.40%
Portfolio turnover rate(d)	14%

(a)	Since commencement of operations: April 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
92 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
CZA Guggenheim Mid-Cap Core ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$49.05	$49.97	$40.44	$32.67	$28.59
Income from investment operations:
Net investment income(a)	0.87	0.50	0.41	0.72	0.33
Net gain (loss) on investments (realized and unrealized)	3.73	(1.05)	9.58	7.47	3.82
Total from investment operations	4.60	(0.55)	9.99	8.19	4.15
Less distributions from:
Net investment income	(0.65)	(0.37)	(0.46)	(0.42)	(0.07)
Total distributions to shareholders	(0.65)	(0.37)	(0.46)	(0.42)	(0.07)
Net asset value, end of period	$53.00	$49.05	$49.97	$40.44	$32.67
Market value, end of period	$52.94	$49.09	$50.04	$40.48	$32.73
Total Return(b)
Net asset value	9.53%	-1.11%	24.81%	25.30%	14.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$143,100	$149,597	$132,428	$88,977	$40,833
Ratio to average net assets of:
Net investment income	1.78%	1.01%	0.89%	1.93%	1.08%
Total expenses	0.74%	0.73%	0.73%	0.83%	1.01%
Net expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	172%	164%	175%	53%	63%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 93

FINANCIAL HIGHLIGHTS continued	August 31, 2016
CVY Guggenheim Multi-Asset Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$19.92	$26.06	$23.34	$22.21	$20.44
Income from investment operations:
Net investment income(a)	0.87	1.30	1.38	1.32	1.03
Net gain (loss) on investments (realized and unrealized)	(0.06)	(6.10)	2.57	1.11	1.89
Total from investment operations	0.81	(4.80)	3.95	2.43	2.92
Less distributions from:
Net investment income	(0.98)	(1.31)	(1.23)	(1.30)	(0.98	)(b)
Return of capital	—	(0.03)	—	—	(0.17	)(b)
Total distributions to shareholders	(0.98)	(1.34)	(1.23)	(1.30)	(1.15)
Net asset value, end of period	$19.75	$19.92	$26.06	$23.34	$22.21
Market value, end of period	$19.74	$19.89	$26.05	$23.33	$22.24
Total Return(c)
Net asset value	4.49%	-18.90%	17.29%	11.20%	14.91%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$427,658	$647,321	$1,485,282	$1,125,195	$747,354
Ratio to average net assets of:
Net investment income	4.62%	5.68%	5.54%	5.67%	4.92%
Total expenses	0.73%	0.71%	0.71%	0.72%	0.74%
Net expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(d)	228%	213%	180%	108%	113%

(a)	Based on average shares outstanding.
(b)
Subsequent to August 31, 2012, a reclassification was required that resulted in a re-characterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
94 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$34.24	$35.26	$29.06	$22.60	$19.93
Income from investment operations:
Net investment income(a)	0.29	0.21	0.12	0.20	0.14
Net gain (loss) on investments (realized and unrealized)	1.76	(1.14)	6.19	6.34	2.56
Total from investment operations	2.05	(0.93)	6.31	6.54	2.70
Less distributions from:
Net investment income	(0.30)	(0.09)	(0.11)	(0.08)	(0.03)
Total distributions to shareholders	(0.30)	(0.09)	(0.11)	(0.08)	(0.03)
Net asset value, end of period	$35.99	$34.24	$35.26	$29.06	$22.60
Market value, end of period	$36.01	$34.19	$35.28	$29.08	$22.58
Total Return(b)
Net asset value	6.08%	-2.64%	21.75%	29.03%	13.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$180,784	$240,495	$267,054	$148,866	$84,139
Ratio to average net assets of:
Net investment income	0.87%	0.59%	0.36%	0.78%	0.65%
Total expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Net expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Portfolio turnover rate(c)	118%	95%	114%	66%	63%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 95

FINANCIAL HIGHLIGHTS continued	August 31, 2016
CSD Guggenheim S&P Spin-Off ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$40.90	$46.47	$37.96	$26.54	$22.23
Income from investment operations:
Net investment income(a)	0.61	0.72	0.45	0.14	0.15
Net gain (loss) on investments (realized and unrealized)	1.91	(5.55)	8.15	11.36	4.27
Total from investment operations	2.52	(4.83)	8.60	11.50	4.42
Less distributions from:
Net investment income	(1.00)	(0.74)	(0.09)	(0.08)	(0.11)
Total distributions to shareholders	(1.00)	(0.74)	(0.09)	(0.08)	(0.11)
Net asset value, end of period	$42.42	$40.90	$46.47	$37.96	$26.54
Market value, end of period	$42.42	$40.85	$46.46	$38.01	$26.62
Total Return(b)
Net asset value	6.42%	-10.54%	22.65%	43.41%	19.96%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$216,319	$413,092	$615,693	$275,245	$35,835
Ratio to average net assets of:
Net investment income	1.54%	1.57%	1.00%	0.41%	0.60%
Total expenses	0.71%	0.71%	0.72%	0.78%	1.02%
Net expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	116%	56%	81%	32%	77%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
96 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2016
WMCR Wilshire Micro-Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$26.59	$27.40	$23.38	$18.14	$16.38
Income from investment operations:
Net investment income(a)	0.56	0.46	0.46	0.36	0.25
Net gain (loss) on investments (realized and unrealized)	0.20	(0.30)	3.89	5.09	2.16
Total from investment operations	0.76	0.16	4.35	5.45	2.41
Less distributions from:
Net investment income	(0.43)	(0.97)	(0.33)	(0.21)	(0.65)
Total distributions to shareholders	(0.43)	(0.97)	(0.33)	(0.21)	(0.65)
Net asset value, end of period	$26.92	$26.59	$27.40	$23.38	$18.14
Market value, end of period	$26.96	$26.60	$27.31	$23.42	$18.06
Total Return(b)
Net asset value	2.95%	0.57%	18.57%	30.32%	15.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$24,248	$21,292	$41,117	$37,427	$16,339
Ratio to average net assets of:
Net investment income	2.24%	1.67%	1.72%	1.71%	1.54%
Total expenses	0.50%	0.50%	0.51%	0.50%	0.50%
Net expenses	0.50%	0.50%	0.51%	0.50%	0.50%
Portfolio turnover rate(c)	57%	30%	29%	27%	58%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 97

FINANCIAL HIGHLIGHTS continued	August 31, 2016
WREI Wilshire US REIT ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$42.06	$42.69	$35.53	$36.65	$31.78
Income from investment operations:
Net investment income(a)	1.82	1.50	1.34	1.19	1.07
Net gain (loss) on investments (realized and unrealized)	8.04	(0.79)	7.04	(1.27)	4.95
Total from investment operations	9.86	0.71	8.38	(0.08)	6.02
Less distributions from:
Net investment income	(1.56)	(1.19)	(1.21)	(0.88)	(0.77)
Capital gains	(0.13)	(0.15)	(0.01)	(0.16)	(0.04)
Return of capital	—	—	—	—	(0.34)
Total distributions to shareholders	(1.69)	(1.34)	(1.22)	(1.04)	(1.15)
Net asset value, end of period	$50.23	$42.06	$42.69	$35.53	$36.65
Market value, end of period	$50.30	$42.08	$42.59	$35.69	$36.72
Total Return(b)
Net asset value	23.85%	1.60%	24.08%	-0.30%	19.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,606	$14,722	$19,211	$14,213	$18,327
Ratio to average net assets of:
Net investment income	3.93%	3.36%	3.46%	3.17%	3.21%
Total expenses	0.32%	0.32%	0.33%	0.32%	0.32%
Net expenses	0.32%	0.32%	0.33%	0.32%	0.32%
Portfolio turnover rate(c)	11%	11%	7%	12%	13%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
98 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	August 31,2016
Note 1 – Organization:
 Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.
The following 11 portfolios have an annual reporting period ended on August 31, 2016:
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Large Cap Optimized Diversification ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:
Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Dow Jones Industrial Average® Dividend ETF	Dow Jones Industrial Average® Yield Weighted Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim Large Cap Optimized	Wilshire Large Cap Optimized
Diversification ETF	Diversification IndexSM
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM
Note 2 – Accounting Policies:
 The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Funds. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
 The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 99

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
 Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
 Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statement of Operations.
(d) Foreign Taxes
 The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds' Statements of Assets and Liabilities.

100 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016

(e) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:
Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Dow Jones Industrial Average® Dividend ETF	Quarterly
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Large Cap Optimized Diversification ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim S&P Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
 Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of	Cash	Non-Cash	Total
Fund	Securities Loaned	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$2,663,545	$2,643,226	$162,768	$2,805,994
Guggenheim Defensive Equity ETF	5,077,738	4,468,935	779,017	5,247,952
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	—	—
Guggenheim Insider Sentiment ETF	3,426,529	3,528,803	—	3,528,803
Guggenheim Large Cap Optimized Diversification	50,115	26,936	24,690	51,626
Guggenheim Mid-Cap Core ETF	2,384,175	2,446,021	—	2,446,021
Guggenheim Multi-Asset Income ETF	20,861,305	21,166,755	256,192	21,422,947
Guggenheim Raymond James SB-1 Equity ETF	7,080,206	7,293,453	—	7,293,453
Guggenheim S&P Spin-Off ETF	2,748,977	2,832,323	—	2,832,323
Wilshire Micro-Cap ETF	2,690,514	2,844,720	—	2,844,720
Wilshire US REIT ETF	24,461	25,098	—	25,098
(g) Indemnifications
 Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim S&P Spin-Off ETF	0.50%

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 101

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Dow Jones Industrial Average® Dividend ETF	0.30%
Guggenheim Large Cap Optimized Diversification ETF	0.40%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
On October 4, 2016, Rydex Fund Services, LLC ("RFS") was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC ("MUIS"). This change has no impact on the financial statements of the Funds.
MUIS provides fund administration services to the Funds. As compensation for these services, MUIS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the year ended August 31, 2016, the below listed Funds recognized Fund Administration expenses as follows:

Fund	Fund Administration Expense
Guggenheim BRIC ETF	$20,352
Guggenheim Defensive Equity ETF	45,789
Guggenheim Insider Sentiment ETF	26,620
Guggenheim Mid-Cap Core ETF	37,878
Guggenheim Multi-Asset Income ETF	110,410
Guggenheim S&P Spin-Off ETF	70,661
Due to their unitary management fee structure, Guggenheim Dow Jones Industrial Average® Dividend ETF, Guggenheim Large Cap Optimized Diversification ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.
The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.
Guggenheim Partners Investment Management, LLC ("GPIM") acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF's investment securities.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim S&P Spin-Off ETF (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding 0.60% of average net assets per year, at least until December 31, 2018.
For the year ended August 31, 2016, the Investment Adviser waived advisory fees as follows:

Fund	Advisory Fees Waived
Guggenheim BRIC ETF	$105,971
Guggenheim Defensive Equity ETF	151,193
Guggenheim Insider Sentiment ETF	102,628
Guggenheim Mid-Cap Core ETF	127,358
Guggenheim Multi-Asset Income ETF	384,242
Guggenheim S&P Spin-Off ETF	170,882
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a periodic basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
 The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Dow Jones Industrial Average® Dividend ETF	S&P Dow Jones Index Group
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim Large Cap Optimized Diversification ETF	Wilshire Associates, Inc.
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim S&P Spin-Off ETF	Standard & Poor's
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

102 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.
Note 4 – Fair Value Measurement:
 In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
 The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.
As of August 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

				Net Tax
				Unrealized
	Cost of	Gross Tax	Gross Tax	Appreciation
	Investments for	Unrealized	Unrealized	(Depreciation )
Fund	Tax Purposes	Appreciation	(Depreciation )	on Investments
Guggenheim BRIC ETF	$108,886,935	$9,875,738	$(42,094,919)	$(32,219,181)
Guggenheim Defensive Equity ETF	159,010,916	15,703,796	(3,394,774)	12,309,022
Guggenheim Dow Jones Industrial Average® Dividend ETF	2,594,432	182,709	(35,174)	147,535
Guggenheim Insider Sentiment ETF	75,255,588	9,685,905	(3,540,961)	6,144,944
Guggenheim Large Cap Optimized Diversification ETF	2,597,138	119,141	(85,374)	33,767
Guggenheim Mid-Cap Core ETF	136,147,879	11,668,628	(3,266,404)	8,402,224
Guggenheim Multi-Asset Income ETF	437,170,460	30,553,615	(21,338,617)	9,214,998
Guggenheim Raymond James SB-1 Equity ETF	172,213,565	23,964,367	(8,582,342)	15,382,025
Guggenheim S&P Spin-Off ETF	209,740,449	13,136,831	(3,894,704)	9,242,127
Wilshire Micro-Cap ETF	28,292,770	3,780,653	(5,069,319)	(1,288,666)
Wilshire US REIT ETF	19,267,574	3,614,284	(404,983)	3,209,301

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 103

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Tax components of the following balances as of August 31, 2016, were as follows:
		Undistributed	Net Unrealized		Other
	Undistributed	Long-Term	Appreciation/	Capital Loss	Temporary
Fund	Ordinary Income	Capital Gains	Depreciation	Carryforward	Differences
Guggenheim BRIC ETF	$1,048,555	$—	$(32,219,181)	$(283,128,501)	$—
Guggenheim Defensive Equity ETF	2,485,040	—	12,309,022	(37,775,741)	—
Guggenheim Dow Jones Industrial Average® Dividend ETF	14,476	—	147,535	—	—
Guggenheim Insider Sentiment ETF	915,786	—	6,144,944	(70,300,061)	(66,665)
Guggenheim Large Cap Optimized Diversification ETF	17,486	—	33,767	(7,483)	—
Guggenheim Mid-Cap Core ETF	1,873,945	—	8,402,224	(32,324,697)	(655,333)
Guggenheim Multi-Asset Income ETF	129,128	—	9,214,998	(398,564,109)	(3,554,303)
Guggenheim Raymond James SB-1 Equity ETF	2,897,772	—	15,382,025	(84,276,005)	(1,856,798)
Guggenheim S&P Spin-Off ETF	2,708,458	—	9,242,127	(131,853,692)	—
Wilshire Micro-Cap ETF	265,264	—	(1,288,666)	(9,963,076)	—
Wilshire US REIT ETF	—	134,174	3,209,301	—	—
Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
Distributions to Shareholders:
 The tax character of distributions paid during the year ended August 31, 2016, was as follows:

		Distributions
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim BRIC ETF	$1,474,757	$—	$—	$1,474,757
Guggenheim Defensive Equity ETF	5,296,900	—	—	5,296,900
Guggenheim Dow Jones Industrial Average® Dividend ETF	38,330	—	—	38,330
Guggenheim Insider Sentiment ETF	1,721,854	—	—	1,721,854
Guggenheim Large Cap Optimized Diversification ETF	—	—	—	—
Guggenheim Mid–Cap Core ETF	1,931,365	—	—	1,931,365
Guggenheim Multi–Asset Income ETF	26,256,263	—	—	26,256,263
Guggenheim Raymond James SB–1 Equity ETF	1,920,768	—	—	1,920,768
Guggenheim S&P Spin–Off ETF	7,962,720	—	—	7,962,720
Wilshire Micro–Cap ETF	343,063	—	—	343,063
Wilshire US REIT ETF	586,257	106,848	—	693,105
The tax character of distributions paid during the year ended August 31, 2015, was as follows:
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim BRIC ETF	$4,184,476	$—	$—	$4,184,476
Guggenheim Defensive Equity ETF	5,200,200	—	—	5,200,200
Guggenheim Insider Sentiment ETF	1,927,667	—	—	1,927,667
Guggenheim Mid-Cap Core ETF	1,012,000	—	—	1,012,000
Guggenheim Multi-Asset Income ETF	58,252,543	—	1,275,274	59,527,817
Guggenheim Raymond James SB-1 Equity ETF	689,127	—	—	689,127
Guggenheim S&P Spin-Off ETF	8,500,800	—	—	8,500,800
Wilshire Micro-Cap ETF	584,578	—	—	584,578
Wilshire US REIT ETF	404,174	158,721	—	562,895

104 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
As of August 31, 2016, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and expiration of capital losses. Net investment income, net realized gains and net assets were not affected by these changes.

		Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income	Gain/(Loss )
Guggenheim BRIC ETF	$(7,921,232)	$3,461	$7,917,771
Guggenheim Defensive Equity ETF	9,471,715	(3,375,231)	(6,096,484)
Guggenheim Dow Jones Industrial
Average® Dividend ETF	63,166	—	(63,166)
Guggenheim Insider Sentiment ETF	8,942,694	288,539	(9,231,233)
Guggenheim Large Cap Optimized
Diversification ETF	78,971	(1,465)	(77,506)
Guggenheim Mid-Cap Core ETF	14,479,404	940,602	(15,420,006)
Guggenheim Multi-Asset Income ETF	(20,088,413)	10,856,750	9,231,663
Guggenheim Raymond James SB-1
Equity ETF	8,754,623	613,035	(9,367,658)
Guggenheim S&P Spin-Off ETF	9,478,416	(1,037,657)	(8,440,759)
Wilshire Micro-Cap ETF	(1,776,219)	(78,698)	1,854,917
Wilshire US REIT ETF	568,363	(88,667)	(479,696)
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of August 31, 2016, capital loss carryforwards for the Funds were as follows:

				Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim BRIC ETF	$(25,815,181)	$(106,144,759)	$(8,921,151)	$(2,907,334)	$(139,340,076)	$(283,128,501)
Guggenheim Defensive Equity ETF	(2,335,989)	(4,593,977)	(872,620)	(25,382,794)	(4,590,361)	(37,775,741)
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	—	—	—	—
Guggenheim Insider Sentiment ETF	(5,703,978)	(7,677,570)	(4,329,103)	(43,563,582)	(9,025,828)	(70,300,061)
Guggenheim Large Cap Optimized Diversification ETF -	—	—	—	(7,483)	—	(7,483)
Guggenheim Mid-Cap Core ETF	(1,079,147)	(1,005,926)	(345,781)	(28,742,865)	(1,150,978)	(32,324,697)
Guggenheim Multi-Asset Income ETF	(13,902,519)	(28,376,907)	(2,630,663)	(289,651,570)	(64,002,450)	(398,564,109)
Guggenheim Raymond James SB-1 Equity ETF	(26,988,436)	(20,004,904)	(2,213,777)	(26,264,086)	(8,804,802)	(84,276,005)
Guggenheim S&P Spin-Off ETF	(2,455,977)	(6,166,420)	(617,814)	(59,612,481)	(63,001,000)	(131,853,692)
Wilshire Micro-Cap ETF	(5,409,759)	(1,844,181)	(244,420)	(613,907)	(1,850,809)	(9,963,076)
Wilshire US REIT ETF	—	—	—	—	—	—

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 105

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2016
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2016, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Guggenheim BRIC ETF	$551,160
Guggenheim Defensive Equity ETF	236,698
Guggenheim Insider Sentiment ETF	1,378,212
Guggenheim Mid-Cap Core ETF	121,302
Guggenheim Multi-Asset Income ETF	7,673,676
Wilshire Micro-Cap ETF	1,776,646
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 6 – Investments in Securities:
 For the year ended August 31, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$17,684,652	$18,094,294
Guggenheim Defensive Equity ETF	154,063,266	154,242,402
Guggenheim Dow Jones Industrial Average® Dividend ETF	37,518	9,209
Guggenheim Insider Sentiment ETF	113,868,990	113,934,591
Guggenheim Large Cap Optimized Diversification ETF	403,490	393,576
Guggenheim Mid-Cap Core ETF	238,868,036	237,429,567
Guggenheim Multi-Asset Income ETF	1,105,039,734	1,101,971,229
Guggenheim Raymond James SB-1 Equity ETF	232,694,477	232,173,752
Guggenheim S&P Spin-Off ETF	326,059,766	326,137,612
Wilshire Micro-Cap ETF	12,213,573	12,136,051
Wilshire US REIT ETF	2,084,210	2,014,354
For the year ended August 31, 2016, in-kind transactions were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$—	$20,709,884
Guggenheim Defensive Equity ETF	54,278,602	97,847,757
Guggenheim Dow Jones Industrial Average® Dividend ETF	3,806,952	1,303,995
Guggenheim Insider Sentiment ETF	28,063,896	75,299,756
Guggenheim Large Cap Optimized Diversification ETF	3,773,806	1,283,239
Guggenheim Mid-Cap Core ETF	113,705,526	130,129,650
Guggenheim Multi-Asset Income ETF	9,367,606	210,308,800
Guggenheim Raymond James SB-1 Equity ETF	27,204,098	90,541,725
Guggenheim S&P Spin-Off ETF	101,045,815	295,529,533
Wilshire Micro-Cap ETF	2,265,623	—
Wilshire US REIT ETF	6,943,499	2,364,522
Note 7 – Capital:
 Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
 The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Subsequent Event:
 Effective October 24, 2016, the Guggenheim Defensive Equity ETF changed its benchmark index from the Sabrient Defensive Equity Index to the Guggenheim Defensive Equity Index. Also on October 24, 2016, the Guggenheim Insider Sentiment ETF changed its benchmark index from the Sabrient Insider Sentiment Index to the Nasdaq US Insider Sentiment Index. In conjunction with these changes, the net expense ratios of both of the above mentioned ETFs will change from 0.65% to 0.60%.
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.

106 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2016
The Board of Trustees and Shareholders of Claymore Exchange-Traded Fund Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average Dividend ETF, Guggenheim Insider Sentiment ETF, Guggenheim Large Cap Optimized Diversification ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-Off ETF, Wilshire Micro-Cap ETF, and Wilshire US REIT ETF (eleven of the portfolios constituting the Claymore Exchange-Traded Fund Trust (the Trust)) as of August 31, 2016, and the related statements of operations, changes in net assets, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eleven portfolios constituting the Claymore Exchange-Traded Fund Trust at August 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
 October 31, 2016

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 107

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2016
Federal Income Tax Information
 In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.
Guggenheim BRIC ETF intends to designate $162,518 of foreign tax withholding on foreign source income of $1,516,485.
The Trust's investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Dividend	Qualified
Fund	received deduction	dividend income
Guggenheim BRIC ETF	0.00%	74.37%
Guggenheim Defensive Equity ETF	59.31%	97.14%
Guggenheim Dow Jones Industrial Average® Dividend ETF	100.00%	100.00%
Guggenheim Insider Sentiment ETF	85.71%	89.93%
Guggenheim Large Cap Optimized Diversification ETF	0.00%	0.00%
Guggenheim Mid-Cap Core ETF	83.04%	87.27%
Guggenheim Multi-Asset Income ETF	57.15%	69.94%
Guggenheim Raymond James SB-1 Equity ETF	97.77%	97.98%
Guggenheim S&P Spin-Off ETF	60.10%	64.09%
Wilshire Micro-Cap ETF	71.31%	71.26%
Wilshire US REIT ETF	0.01%	0.01%
Wilshire US REIT ETF hereby designates $106,848 as long-term capital gain dividends, or, if subsequently determined to be different, the net capital gain of such year.
Sector Classification
 Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund's registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
 The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling (800) 345-7999.
The Trustees of the Trust and their principal business occupations during the past five years.

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

108 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2016

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97
Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.

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Officers
 The Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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Claymore Exchange-Traded Fund Trust (the "Trust") was organized as a Delaware statutory trust on May 24, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a "Fund" and collectively, the "Funds"). The Trust is an openend management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), a subsidiary of Guggenheim Funds Services, LLC ("GFS"), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm ("Guggenheim Partners"), serves as each Fund's investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the "Investment Advisory Agreement"). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC ("GPIM" or the "Sub-Adviser") and their affiliates may be referred to herein collectively as "Guggenheim." "Guggenheim Investments" refers to the investment management business of Guggenheim Partners and includes GFIA, GPIM and Security Investors, LLC.) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Guggenheim Enhanced Short Duration ETF ("GSY") and Wilshire US REIT ETF ("WREI" and together with GSY, the "Sub-Advised Funds" or each, a "Sub-Advised Fund"), each a series of the Trust, pursuant to investment sub-advisory agreements by and among the Trust, on behalf of each SubAdvised Fund, the Adviser and GPIM (the "Sub-Advisory Agreements" and together with the Investment Advisory Agreement, the "Advisory Agreements"). Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as the "Trustees"), GFIA, and with respect to the Sub-Advised Funds, GPIM, is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not "interested person[s]," as defined by the 1940 Act, of the Trust (the "Independent Trustees") casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the "April Meeting") and on May 17, 2016 (the "May Meeting"), the Contracts Review Committee of the Board (the "Committee"), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees ("Independent Legal Counsel"). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees' legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA and, with respect to the Sub-Advised Funds, GPIM, is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.
In connection with the contract review process, FUSE Research Network LLC ("FUSE"), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds' relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE decided to adjust a peer group after considering additional information and management's perspective about peer group constituent funds.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Committee Chair, the Board Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the "Contract Review Materials").
The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term as to the Funds listed in Appendix A.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim's resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim's report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The

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Committee also considered the Adviser's attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust's Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim's Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM's compliance program and the consultant's conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee's evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser's administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.
With respect to the Sub-Advised Funds, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of each Sub-Advised Fund's assets to the Sub Adviser. The Committee considered the Adviser's responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Committee took into account information provided by Guggenheim describing the Adviser's processes and activities for providing oversight of sub-advisers, including information regarding the Adviser's Sub-Advisory Oversight Committee.
The Committee also noted the distinctive nature of the Funds, as exchange-traded funds ("ETFs"), each of which (with the exception of GSY, an actively managed ETF) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered the Adviser's monitoring of the ETFs' participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other Guggenheim Funds.
With respect to Guggenheim's resources and the Adviser's ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC ("GPIMH"). Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee's knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Funds.
Investment Performance: Index/Non-Actively Managed ETFs: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds (excluding GSY, the actively managed ETF) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year and since inception periods as of December 31, 2015, as applicable.
In this regard, the Committee noted Guggenheim's statement that it monitors tracking error regularly for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim's disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim's explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing related issues and currency conversion sources. In the course of its review of tracking error data, the Committee considered management's views and explanation of tracking error and tracking error trends for the Funds. The Committee also noted Guggenheim's statement that it utilizes tracking error among other evaluation criteria to help measure its effectiveness in managing index-based funds and that tracking error is a relative measure impacted by a number of factors, including those noted above.

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The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser's oversight of the applicable index. In this connection, the Committee noted Guggenheim's statement that although such performance is typically outside of the Adviser's control given a Fund's objective to track the index, management monitors investment performance to ensure it continues to provide clients with consistent exposures and remains competitive relative to other similar ETFs.
In further considering the tracking error data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim BulletShares Corporate Bond ETFs and Guggenheim BulletShares High Yield Corporate Bond ETFs: The Committee noted that the longer dated maturity BulletShares invest in a target universe of longer dated, typically less liquid fixed income instruments, thus impacting the Adviser's ability to limit tracking error. The Committee also considered the relatively small size of certain Funds in each suite of BulletShares, which limit such Funds' ability to trade efficiently and fully replicate the index. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Investment Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim's efforts and explanation for the tracking error data presented in the FUSE reports.
Guggenheim Enhanced Short Duration Bond ETF (GSY): For the actively managed ETF, the Committee considered that GFIA does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund's investment performance, the Committee concluded that GFIA had appropriately reviewed and monitored GPIM's investment performance as Sub-Adviser to the Fund.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund's contractual advisory fee and total net expense ratio to the applicable peer group.
The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds' 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that, for most of the Funds, the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund's investment objective and the uniqueness of the Fund's underlying index.
In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim BulletShares Corporate Bond ETFs: Each of the BulletShares Corporate Bond ETFs is subject to a unitary fee which ranks in the fourth quartile (100th percentile) of each such Fund's peer group. The Committee noted Guggenheim's statement that this suite of Funds provides for a unique fixed income exposure allowing shareholders to customize a laddered portfolio of term maturity ETFs and therefore, the product set is largely unique to its peer group of perpetual ETFs of similar duration. The Committee also noted Guggenheim's statement that the Adviser's focus on shareholder education and client service have resulted in shareholders continuing to benefit from the suite trading with greater liquidity and at a smaller spread to each Fund's relevant competing product. In addition, Guggenheim believes that the suite provides for more effective cash management in the nearest term maturity offering to provide clients with a better investment experience.
Guggenheim Mid-Cap Core ETF (CZA): Although the Fund's total net expense ratio is in the fourth quartile (100th percentile) of its peer group, the Fund's contractual advisory fee ranks in the third quartile (67th percentile) of its peer group. The Committee noted Guggenheim's statement that the Fund is designed to deliver a superior risk/return profile using a rules-based methodology for stock selection. The Committee also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.
Guggenheim Multi-Asset Income ETF (CVY): Although the Fund's total net expense ratio is in the fourth quartile (78th percentile) of its peer group, the Fund's contractual advisory fee ranks in the third quartile (67th percentile) of its peer group. The Committee considered Guggenheim's statement that the Fund is unique to its peer group in that it follows a multi-asset strategy with a broader investment mandate than its peer group, which is equity dividend-income focused. In addition, the Committee noted that the Adviser has entered into an expense limitation agreement with respect to the Fund.
Guggenheim Raymond James SB-1 Equity ETF (RYJ): The Fund is subject to a unitary fee which ranks in the fourth quartile (100th percentile) of its peer group. The Committee noted Guggenheim's statement that the Fund is unique in that it is a partnership with Raymond James and leverages fundamental research and strong buy recommendations for stock selection from Raymond James analysts. Given the utilization of analyst ratings and fundamental analysis, Guggenheim believes that the Fund offers a unique combination of active and passive management.

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Guggenheim S&P Spin-Off ETF (CSD), Guggenheim S&P Global Dividend Opportunities Index ETF (LVL): Although each Fund's total net expense ratio is in the fourth quartile (100th percentile) of its peer group, each Fund's contractual advisory fee is at the median of its peer group (33rd percentile with respect to CSD, due to a tie at the Fund's position in the ranking). The Committee also noted that the Adviser has entered into an expense limitation agreement with respect to each Fund.
As part of its evaluation of each Fund's advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable. In this connection, the Committee observed that GSY has an investment advisory fee of 0.20% annually compared to other registered funds managed by Guggenheim, the Guggenheim Strategy Funds (the "Strategy Funds"), which are not subject to management fees. The Committee considered that the Strategy Funds were established to facilitate the internal cash management needs of various affiliated funds managed by Guggenheim Investments and are not available for retail distribution. Thus, the Committee concluded that the information it received demonstrated that the Strategy Funds and GSY were sufficiently different to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments' profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments' approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for serving as administrator and thus, provides Guggenheim with additional revenue for those Funds without a unitary fee structure. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim's profitability from providing such services. The Committee also noted Guggenheim's statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.
The Committee also noted that GPIMH acquired Accretive Asset Management LLC, the index provider to the BulletShares suite of ETFs (each of which is subject to a unitary fee). Thus, the Committee considered that licensing fees previously paid to a third-party are now being retained by Guggenheim.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser's statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm's various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee's request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim's view as to how such investments benefit the Funds.
The Committee was of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself. The Committee also noted that, as to the Funds not subject to a unitary fee each such Fund is subject to an expense limitation agreement, which results in a lower effective advisory fee. The Committee also considered Guggenheim's statement that it will continue to monitor the ETF fee landscape and recommend changes to remain competitive.
The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.
Sub-Advisory Agreements
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser's portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services

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to the Sub-Advised Funds. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser's business continuity and information security plans and controls, and compliance policies and procedures, among other things.
Additionally, the Committee noted the distinctive nature of WREI, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the "Wilshire US REIT Index"). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs.
As to GSY, the Committee considered the Sub-Adviser's capabilities and experience managing diversified fixed income portfolios of varying maturities, including investments in other ETFs and closed-end funds that invest substantially all of their assets in fixed income securities.
With respect to Guggenheim's resources and the Sub-Adviser's ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial statements of GPIMH.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee's knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the SubAdviser and its personnel were qualified to serve each Sub-Advised Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under each Sub-Advisory Agreement.
Investment Performance:
WREI: The Committee noted that, in view of the distinctive investment objective of WREI, and the expectations of shareholders, the investment performance of the Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which Fund achieved its objective to provide investment results that correspond generally to the performance of its index, before fund fees and expenses. In this connection, the Committee evaluated the tracking error between the Wilshire US REIT Index and the Fund's returns for the five-year, three-year, one-year and since inception periods ended December 31, 2015. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.
GSY: For GSY, the Committee reviewed information comparing the Fund's total return for the five-year, three-year, one-year and three-month periods ended December 31, 2015, compared to the performance of a peer group of funds identified by FUSE and noted that prior to June 1, 2011, the Fund pursued an index-tracking investment objective and thus, only the three-year, one-year and three-month periods reflect solely the active management of the portfolio. In this connection, the Committee noted that the Fund outperformed the peer group average and median for the three-year and one-year periods ended December 31, 2015 and equaled the average and median return of its peer group for the three-month period. The Committee determined that the performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Sub-Advised Funds: The Committee considered that each Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for each Sub-Advised Fund does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser's revenues were included in the calculation of Guggenheim Investments' profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for each Sub-Advised Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser's fees are paid by the Adviser and not the Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee's consideration of the Investment Advisory Agreement, which was separately considered. (See "Investment Advisory Agreement – Economies of Scale" above.)
Overall Conclusions
 Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

116 l CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE TRADED FUND TRUST continued	August 31, 2016
APPENDIX A
Claymore Exchange-Traded Fund Trust
•	Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG)
•	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)
•	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)
•	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ)
•	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK)
•	Guggenheim BulletShares 2021 Corporate Bond ETF (BSCL)
•	Guggenheim BulletShares 2022 Corporate Bond ETF (BSCM)
•	Guggenheim BulletShares 2023 Corporate Bond ETF (BSCN)
•	Guggenheim BulletShares 2024 Corporate Bond ETF (BSCO)
•	Guggenheim BulletShares 2025 Corporate Bond ETF (BSCP)
•	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG)
•	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH)
•	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI)
•	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
•	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
•	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
•	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
•	Guggenheim BRIC ETF (EEB)
•	Guggenheim Defensive Equity ETF (DEF)
•	Guggenheim Dow Jones Industrial Average Dividend ETF (DJD)
•	Guggenheim Enhanced Short Duration ETF (GSY)*
•	Guggenheim Insider Sentiment ETF (NFO)
•	Guggenheim Mid-Cap Core ETF (CZA)
•	Guggenheim Multi-Asset Income ETF (CVY)
•	Guggenheim Raymond James SB-1 Equity ETF (RYJ)
•	Guggenheim S&P Spin-Off ETF (CSD)
•	Wilshire Micro-Cap ETF (WMCR)
•	Wilshire US REIT ETF (WREI)*
•	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL)
* Sub-Advised Fund

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 117

This Page Intentionally Left Blank.

TRUST INFORMATION	August 31, 2016

Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Donald A. Chubb, Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
(for Wilshire US REIT
ETF)
Guggenheim Partners
Investment
Management, LLC
Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
MUFG Investor
Services (US), LLC
 Rockville, MD
Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*

Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
 The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvestments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT l 119

ABOUT THE TRUST ADVISER
Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in total assets as of December 31, 2015. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim S&P Spin-Off ETF and Wilshire US REIT ETF's portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF's portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor's degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.
Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company complex currently consisting of 33 separate exchange-traded funds as of September 30, 2016. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.
This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (10/16)	NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	ETF-001-AR-0816

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)     (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
    (2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $86,782 and $81,568 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $118,368 and $99,492 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2016 and August 31, 2015, respectively.
Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):
Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services
●	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
●	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services

o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)   The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)  For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.
(d)  For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)  All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f)  The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).
Section V.B.3:  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)  The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.
(b)  For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
 (f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly relate to the operations and financial reporting of the registrant were $118,368 and $99,492 for the fiscal years ending August 31, 2016, and August 31, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of  Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(b)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   November 10, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   November 10, 2016
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   November 10, 2016